EXECUTION COPY
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                             BUILDING LOAN AGREEMENT
                          Dated as of August 24th, 1999

                                      among

                           AH BATTERY PARK OWNER, LLC

                                as the Borrower,

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                 as the Lenders

                                       and

                           KEY CORPORATE CAPITAL, INC.
                                  as the Agent


                            AMOUNT OF BUILDING LOAN:
               THIRTY SIX MILLION FOUR HUNDRED FIFTY SIX THOUSAND
                      FOUR HUNDRED FOUR AND 00/100 DOLLARS
                               ($36,456,404.00)


                              LOCATION OF PROPERTY:

                              455 North End Avenue
                         North Residential Neighborhood
                                Battery Park City
                               New York, New York

                              SECTION:1
                              BLOCK:16
                              LOT:P/03, Site 20B


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




                                TABLE OF CONTENTS
                                -----------------

ARTICLE                                                                   PAGE
-------                                                                   ----

ARTICLE I

      PARTICULAR TERMS; DEFINITIONS..........................................3
      Section 1.1    Definitions.............................................3
      Section 1.2    Singular and Plural....................................16

ARTICLE II(A)

      LOAN FACILITY.........................................................16
      Section 2A.1   Loans..................................................16
      Section 2A.2   Notes..................................................17
      Section 2A.3   Interest Rate..........................................17
      Section 2A.4   Payment of Interest....................................18
      Section 2A.5   Payment of Principal...................................18
      Section 2A.6   Prepayment.............................................18
      Section 2A.7   Procedure for Payment..................................18
      Section 2A.8   Indemnification........................................19
      Section 2A.9   Reimbursement..........................................19
      Section 2A.10  Changes................................................20
      Section 2A.11  Extension Periods......................................21
      Section 2A.12  Lenders' Rights........................................22
      Section 2A.13  Acceleration of Maturity...............................22
      Section 2A.14  Costs of Collection....................................23
      Section 2A.15  Late Charges...........................................23

ARTICLE II(B)

      LOAN DISBURSEMENTS/REQUIRED EQUITY....................................23
      Section 2B.1   Procedure for Loan Borrowing and Interest Rate
                     Election...............................................23
      Section 2B.2   Amount of Disbursements for Hard Costs.................24
      Section 2B.3   Stored Materials.......................................25
      Section 2B.4   Intentionally Omitted..................................26
      Section 2B.5   Intentionally Omitted .................................26
      Section 2B.6   Intentionally Omitted..................................26
      Section 2B.7   Funding Limitations....................................26
      Section 2B.7(A)Loan Balancing.........................................27
      Section 2B.8   Retainage..............................................27
      Section 2B.9   Place of Disbursement..................................28
      Section 2B.10  Intentionally Omitted..................................28
      Section 2B.11  Expenses and Disbursements Secured by Loan Documents...28
      Section 2B.12  Other Limitations and Requirements.....................29

                                TABLE OF CONTENTS
                                -----------------

ARTICLE                                                                   PAGE
-------                                                                   ----

      Section 2B.13  Contract Verification..................................29
      Section 2B.14  Budget Reallocations...................................29
      Section 2B.15  Required Equity........................................30
      Section 2B.16  Pro Rata; Commitments..................................31
      Section 2B.17  Sharing of Setoffs.....................................31

ARTICLE III

      REPRESENTATIONS AND WARRANTIES OF BORROWER............................32
      Section 3.1    Representations and Warranties of Borrower.............32

ARTICLE IV

      COVENANTS OF BORROWER.................................................37
      Section 4.1    Affirmative Covenants of Borrower......................37
      Section 4.2    Negative Covenants of Borrower.........................45

ARTICLE V

      EVENTS OF DEFAULT.....................................................48
      Section 5.1    Events of Default......................................48
      Section 5.2    Grace Periods..........................................52
      Section 5.3    Rights of Agent and Lenders............................52
      Section 5.4    Limited Recourse Obligations...........................54

ARTICLE VI

      CONDITIONS TO LENDERS'OBLIGATIONS TO MAKE LOAN DISBURSEMENTS..........54
      Section 6.1    Conditions Precedent to First Disbursement.............54
      Section 6.2    Documents To Be Delivered..............................54
      Section 6.3    Conditions to Funding of Advances......................60
      Section 6.4    Last Disbursement of Hard Costs........................61

ARTICLE VII

      THE AGENT.............................................................63
      Section 7.1    Appointment; Powers and Immunities.....................63
      Section 7.2    Limitations on Agent...................................64
      Section 7.3    Reliance by Agent......................................67
      Section 7.4    Defaults...............................................68
      Section 7.5    Rights of Agent as a Lender............................68

                                TABLE OF CONTENTS
                                -----------------

ARTICLE                                                                   PAGE
-------                                                                   ----

      Section 7.6    Indemnification........................................68
      Section 7.7    Consequential Damages..................................69
      Section 7.8    Payee of Note Treated as Owner.........................69
      Section 7.9    Lenders' Knowledge; Nonreliance on Agent and Other
                     Lenders................................................69
      Section 7.10   Failure to Act.........................................70
      Section 7.11   Resignation or Removal of Agent........................70
      Section 7.12   Reliance by Borrower...................................70
      Section 7.13   Apportionment of Payments..............................70
      Section 7.14   Successors and Assigns.................................71

ARTICLE VIII

      GENERAL PROVISIONS....................................................73
      Section 8.1    No Waiver; Modifications in Writing....................73
      Section 8.2    Agent's Approval.......................................73
      Section 8.3    Standing...............................................73
      Section 8.4    Notices................................................73
      Section 8.5    Amendments.............................................75
      Section 8.6    Assignment.............................................75
      Section 8.7    Governing Law..........................................75
      Section 8.8    Severability of Provisions.............................75
      Section 8.9    Headings...............................................75
      Section 8.10   Waiver of Trial by Jury................................76
      Section 8.11   Submission to Jurisdiction; Service of Process.........76
      Section 8.12   Lender's Remedies Cumulative...........................76
      Section 8.13   Counterparts...........................................77
      Section 8.14   Trust Fund.............................................77

                                      ANNEX
                                      -----
Annex I     -     List of the Lenders


                                    EXHIBITS
                                    --------
Exhibit A   -     Legal Description

Exhibit B   -     Permitted Encumbrances

Exhibit C   -     Affidavit Pursuant to Section 22
                  of the Lien Law of the State of New York

Exhibit D   -     Architect's Certificate

Exhibit E   -     Developer's Certificate

Exhibit F   -     Occupancy Schedule/Pro Forma Rentals

      THIS BUILDING LOAN AGREEMENT (this "AGREEMENT") dated as of this 24th day of August, 1999, by and among AH BATTERY PARK OWNER, LLC, an Ohio limited liability company, with an office at c/o Alliance Holdings, Inc., 723 Electronic Drive, Suite 300, Horsham, Pennsylvania 19044 (the "BORROWER"), Key Corporate Capital Inc., a Michigan corporation having an administrative office at 127 Public Square, Cleveland, Ohio 44114-1306 ("KCCI "), as agent (in such capacity, the "AGENT"), and the financial institutions listed in Annex I hereto, including KCCI, and each other financial institution which has been or may be assigned an interest herein pursuant to Section 7.14, as evidenced by an Assignment and Acceptance Agreement (each, a "LENDER" and, collectively, the "LENDERS").

                             W I T N E S S E T H:

      WHEREAS, Borrower is the actual, beneficial and record ground lessee of a certain tract of land consisting of approximately .449 acres located in the Borough of Manhattan, City and State of New York, which is more particularly described in EXHIBIT A attached hereto and made a part hereof (the "LAND");

      WHEREAS, On or about June 30, 1999, Borrower executed the commitment letter (the "Commitment Letter") of the Lenders to make loans to finance various construction and non-construction costs relative to Borrower's development of a 218 unit independent living/assisted living complex to be known as The Hallmark at Battery Park City containing a floor area of approximately 219,615 square feet of "floor area" (as such term is defined in the Zoning Resolution of the City of New York) to be built on the Land in accordance with this Agreement, and in compliance with the Plans and all Requirements, as further described herein under the definition of "IMPROVEMENTS", subject to all the conditions and requirements of said Commitment Letter, all of which are incorporated by reference herein, provided, however, in the event of a conflict between the terms of the Commitment Letter and the terms of this Agreement or any of the other Loan Documents, the terms of this Agreement and/or the Loan Documents shall control in all cases.

      WHEREAS, Pursuant to the Commitment Letter, the financing will consist of two components; (i) the Building Loan (hereinafter defined) in the amount of $36,456,404.00, which will be advanced ratably by the Lenders from time to time in accordance with the terms of this Agreement, and (ii) the Soft Cost Loan (hereinafter defined) in the amount of $12,668,596.00, which will be advanced ratably by the Lenders to Borrower, upon and subject to the terms and conditions set forth in that certain Soft Cost Loan Agreement of even date herewith between Lender to Borrower (the "SOFT COST LOAN AGREEMENT").

      WHEREAS, The Building Loan will be advanced to Borrower for and on account of Hard Costs (as defined below) and the Soft Cost Loan will be advanced to Borrower on account of Soft Costs (as defined below).

      WHEREAS, This Agreement provides for the funding of Advances (hereinafter defined) of the Building Loan for Hard Costs and for the repayment of the Building Loan, all upon and subject to the terms and conditions set forth herein.

      WHEREAS, The Building Loan is evidenced by one or more promissory notes, of even date herewith, in the aggregate original principal amount of $36,456,404 (individually and collectively, the "BUILDING LOAN NOTE") and the Soft Cost Loan is evidenced by one or more promissory notes, of even date herewith, in the aggregate original principal amount of $12,668,596.00 (individually and collectively, the "SOFT COST NOTE"). The Building Loan Note and this Agreement are secured by a Building Loan Leasehold Mortgage, Security Agreement and Assignment of Rents (the "BUILDING LOAN MORTGAGE"), of even date herewith, made by Borrower in favor of the Lenders, and recorded in the Office of the City Register, New York County, (the "OFFICIAL RECORDS"), covering the Property and by other collateral as described herein and in the Commitment Letter. The Soft Cost Note and the Soft Cost Loan Agreement are secured by a Soft Cost Leasehold Mortgage, Security Agreement and Assignment of Rents (the "SOFT COST MORTGAGE"), of even date herewith, made by Borrower in favor of the Lenders, recorded in the Official Records, covering the Property and by other collateral as described in the Soft Cost Loan Agreement and in the Commitment Letter.

      WHEREAS, Completion (hereinafter defined) of construction of the Improvements and the payment and performance by Borrower of all obligations of Borrower under this Agreement and otherwise in connection with the Building Loan and the Soft Cost Loan and the payment of all sums due with respect to both the Building Loan and the Soft Cost Loan are to be guaranteed by the entity identified under the definition of Guarantor below, who is executing a Completion Guaranty, a Payment Guaranty and an Operating Deficit Guaranty, to be dated of even date herewith (collectively, the "GUARANTY"), in favor of the Lenders.

      WHEREAS, In connection with the Building Loan and the Soft Cost Loan, Borrower and Guarantor are executing in favor of the Lenders an Environmental Indemnity Agreement, to be dated of even date herewith (the "ENVIRONMENTAL INDEMNITY").

      WHEREAS, Borrower and Developer (hereinafter defined) have also executed and delivered to the Lenders in respect of the Building Loan and the Soft Cost Loan, the Assignment of Contracts, Permits, Licenses and Approvals, of even date herewith, relating to the Plans, the General Contract and the Architect=s Agreement (all as defined below), and certain other contracts and rights and interests of Borrower and Developer, as Borrower's agent, with respect to the construction and operation of the Project (the "ASSIGNMENT OF CONTRACTS"), including, without limitation, all contracts, rights and interests described therein.

      WHEREAS, The Commitment Letter, this Agreement, the Soft Cost Loan Agreement, the Building Loan Note, the Soft Cost Note, the Building Loan Mortgage, the Soft Cost Mortgage, the Security Agreement, the UCC Financing Statements, the Assignment of Contracts, the Guaranty, the Environmental Indemnity and all other documents evidencing or securing the Building Loan or the Soft Cost Loan are referred to herein as the "LOAN DOCUMENTS."

      WHEREAS, The Lenders have advised Borrower that, subject to the terms and conditions of this Agreement, and based upon the representations, warranties, covenants and undertakings of Borrower herein contained, the Lenders are willing to make such Advances of the Loan to Borrower on the terms and conditions hereinafter set forth.

      NOW,  THEREFORE,  in  consideration of the premises and for other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                          PARTICULAR TERMS; DEFINITIONS
                          -----------------------------

      Section 1.1 Definitions. For all purposes of this Agreement, the following terms, except as otherwise expressly provided or unless the context requires otherwise, shall have the respective meanings hereinafter specified:

"ADVANCE"                 -   Shall have the meaning set forth in Section 2A.1.

"AFFILIATE"               -   With respect to any person  (including any person,
                              corporation,     limited    liability     company,
                              partnership or other business organization), any person which directly or indirectly controls, or is controlled by, or is under common control with such person. For the purposes of this definition, however, the parties acknowledge that Developer and Guarantor are not currently Affiliates of Borrower.

"AGENCY FEE"              -   A fee equal to $10,000 per annum payable to Agent,
                              for its own account, with the first such payment payable by Borrower to Agent on the Closing Date, with all subsequent payments being due on each anniversary thereof through the Maturity Date as the same may be extended by the First Extension
                              Period  and the  Second  Extension  Period  (which
                              Agency Fee shall be prorated for partial years and refunded as applicable).

"AGENT"                   -   Key  Corporate  Capital  Inc., a national  banking
                              association and its successor appointed pursuant to Section 7.11.

"AGENT'S INSPECTING
CONSULTANT"               -   Corbett & Chiusano Associates, Inc.

"AGENT'S INSPECTING
CONSULTANT FEES"          -   All reasonable fees and  disbursements  of Agent's
                              Inspecting Consultant.

"AGENT'S COUNSEL"         -   Jones,  Day,  Reavis & Pogue,  and/or  such  other
                              counsel as Agent may select.

"AGENT'S COUNSEL FEES"    -   All reasonable fees and  disbursements  of Agent's
                              Counsel.

"AGGREGATE CHANGE ORDER
 AMOUNT"                  -   $1,000,000.

"APPLICABLE LIBOR RATE"   -   Shall have the meaning set forth in the Note.

"APPRAISAL"               -   A written appraisal  report,  prepared in response
                              to  an  engagement  letter  issued  by  Agent,  at
                              Borrower's  sole cost and expense,  in  accordance
                              with  the  Uniform   Standards   of   Professional
                              Appraisal Practice applicable to Federally Related
                              Transactions  as set out in Appendix A to the real
                              estate appraisal regulations adopted by the Office
                              of the Comptroller of the Currency pursuant to the
                              Financial   Institutions   Reform,   Recovery  and
                              Enforcement Act of 1989 ("FIRREA")  (Sub-part C of
                              12   C.F.R.   34)  by  an   appraiser   reasonably
                              satisfactory to the Lenders who shall deliver to the Lenders its written authorization for reliance by the Lenders on the Appraisal.

"APPROVED LEASES"         -   Collectively,   all  leases  or  other  rental  or
                              occupancy  agreements  of  the  Improvements  that
                              comport with the  requirements  of Section  4.2(i)
                              hereof  and the  Ground  Lease,  which  have  been
                              approved  by Agent and the Ground  Lessor  (unless
                              such  approval  is not  required  pursuant to such
                              Section   4.2(i)   or   the   Ground   Lease,   as
                              applicable), and are fully executed.

"ARCHITECT'S AGREEMENT"   -   The architect's agreement,  dated December 8, 1998
                              entered into by Developer on Borrower's behalf, and Borrower's Architect.

"ASSIGNMENT AND ACCEPTANCE
 AGREEMENT"               -   An Assignment  and  Acceptance  Agreement  entered
                              into by KCCI or another Lender and an Assignee (as defined in Section 7.14), pursuant to which the Assignee shall acquire all or a portion of KCCI's or such other Lender's Commitment and shall become a Lender party to this Agreement.

"ASSIGNMENT OF CONTRACTS" -   The Assignment of Contracts, Permits, Licenses and
                              Approvals dated the date hereof made by Borrower and Developer to Agent for the ratable benefit of Lenders.

"BANC ONE FINANCING"      -   Shall mean the equity financing obtained by Member
                              and/or  Alliance  Holdings,  Inc.  from  Banc  One
                              Capital   Partners  IV,  Ltd.,   or  an  affiliate
                              thereof, as more particularly described in Section
                              2B.15 hereof.

"BANKRUPTCY CODE"         -   The United States Bankruptcy Code, 11 U.S.C. " 101
                              et. seq., as amended from time to time, and all regulations promulgated thereunder and rules of practice and procedure applicable thereto.

"BORROWER"                -   Shall have the meaning  set forth in the  preamble
                              hereto.

"BORROWER'S ARCHITECT"    -   Schuman Lichtenstein Clamon Efron, Architects

"BUDGET"                  -   Shall mean the Final Budget.

"BUILDING LOAN"           -   Shall have the meaning set forth in Section
                              2A.1(a).

"BUILDING LOAN AGREEMENT" -   Shall have the meaning  set forth in the  Recitals
                              hereto.

"BUILDING LOAN MORTGAGE"  -   Shall have the meaning  set forth in the  Recitals
                              hereto.

"BUILDING LOAN NOTE"      -   Shall have the meaning  set forth in the  Recitals
                              hereto.

"CHANGE ORDER"            -   Any amendment or  modification  to the Plans,  the
                              General Contract or any Major Contract.

"CHANGE ORDER AMOUNT"     -   $100,000.

"CLOSING DATE"            -   August 25, 1999.

"COLLATERAL"              -   The  Premises,  the Project and all  property  and
                              interests in property (now owned or hereafter acquired) upon which a Lien is granted under any of the Loan Documents.

"COMMITMENT"              -   Shall have the meaning set forth in Section 2B.16.

"COMMITMENT FEE"          -   The  aggregate  sum of  $368,437.50,  $184,219  of
                              which was previously paid by Borrower to KCCI, and the remaining $184,218.50 of which is payable to Agent, for its own account or for the ratable benefit of the Lenders, on the Closing Date.

"COMPLETION" or
"COMPLETION OF THE
IMPROVEMENTS"             -   Shall  be  deemed  to  have   occurred   upon  the
                              occurrence  of  all  of  the  following:  (i)  the
                              Improvements comprising the Project shall be fully
                              paid  and 100%  complete  in  accordance  with the
                              Plans,  all  Requirements  and the requirements of
                              the Ground  Lease,  all as determined by Agent and
                              Agent's  Inspecting  Consultant in accordance with
                              the  procedure  set forth in Section  2B.2  below;
                              (ii)
                              all on-site and off-site improvements,  including,
                              without  limitation,   all  utility  services  and
                              fixtures and equipment  required for access to and
                              operation  of  the  Improvements   shall  be  100%
                              complete;   (iii)  a  temporary   certificate   of
                              occupancy  for the full use and  occupancy  of the
                              entire   Premises   has  been   issued  (it  being
                              expressly  understood  that Borrower shall proceed
                              as  expeditiously  as  possible  to secure a final
                              Certificate of Occupancy,  in any event within two
                              (2) years of issuance of the temporary certificate
                              of  occupancy)  or its  equivalent  issued  by the
                              applicable    governmental   authority   for   the
                              Improvements comprising the Project, and all other
                              reasonable  evidence  that  the  City of New  York
                              and/or  the  Battery  Park  City   Authority  have
                              acknowledged  the  completion of all work required
                              by it to  meet  all  legal  requirements  and  the
                              requirements    under   the   Ground   Lease,   as
                              applicable,  including,  without  limitation,  all
                              zoning and building requirements; (iv) all Permits
                              and Licenses,  if any,  required for the operation
                              of the Project as an  independent  living/assisted
                              living   complex   under  all   applicable   legal
                              requirements have been issued; (v) all of the requirements set forth in Section 6.4 of this Agreement for the final disbursement of Hard Costs shall have been satisfied; (vi) the opening of the Project shall have been scheduled to occur within thirty (30) days.

"COMPLETION DATE"         -   The date that occurs eighteen (18) calendar months
                              after the Closing Date, subject to extension for Force Majeure (it being expressly understood, however, that the Maturity Date shall not be extended by reason of Force Majeure).

"COMPLETION GUARANTY"     -   The Completion Guaranty dated the date hereof made
                              by Guarantor in favor of Agent, for the ratable benefit of the Lenders.

"CONSTRUCTION
ADMINISTRATION FEE"       -   A fee equal to $25,000,  payable to Agent, for its
                              own account on the Closing Date.

"DEBT SERVICE
COVERAGE RATIO"           -   NOI,  less  the sum of (i)  five  percent  (5%) of
                              Project  Revenues,  and  (ii)  an  annual  capital
                              expenditure   reserve  equal  to  $250  per  unit,
                              divided by all interest, principal amortization and other payments due with respect to the

                              Loans and any other debt (other than interest payments pursuant to Mezzanine Financing permitted hereunder) of Borrower during the applicable period.

"DEFAULT RATE"            -   Shall have the meaning  set forth in the Note.  In
                              no event  shall the  Interest  Rate or the Default
                              Rate exceed the maximum interest rate permitted under applicable law.

"DEVELOPER"               -   Shall mean  Brookdale  Living  Communities  of New
                              York - BPC Inc., a Delaware corporation.

"DEVELOPMENT AGREEMENT"   -   The Amended  and  Restated  Development  Agreement
                              made as of August 24, 1999 by Borrower, as owner, and Developer.

"DEVELOPMENT FEE"         -   The Development Fee set forth in the Budget.

"DOMESTIC BUSINESS  DAY"  -   Any day other than a  Saturday  or Sunday or a day
                              when commercial banks are authorized or required by law to close in Cleveland, Ohio.

"DRAW REQUEST"            -   A written  statement of Borrower on a Standard AIA
                              Form  G702  and  G703   setting   forth  the  Loan
                              disbursement   sought  by   Borrower   under  this
                              Agreement,  which shall  constitute an affirmation
                              by   Borrower   that   the   representations   and
                              warranties  of Article III remain true and correct
                              as of the date  thereof and will be so on the date
                              of  disbursement,  which draw request shall be (i)
                              signed by  Borrower,  or by Developer on behalf of
                              Borrower,   approved  in  writing  by   Borrower's
                              Architect,   all  subject  to   confirmation   and
                              approval   by   Agent   and   Agent's   Inspecting
                              Consultant, and (ii) accompanied by lien waivers or releases as required by Sections 6.3 and 6.4 below.

"ENGINEER"                -   Schuman Lichtenstein Clamon Efron, Architects


"ENGINEER'S AGREEMENT"    -   The engineer's agreement,  dated December 8, 1998,
                              entered into by Developer on Borrower's behalf, and the Engineer.

"ENVIRONMENTAL INDEMNITY
 AGREEMENT"               -   The  Environmental  Indemnity  Agreement dated the
                              date hereof made by Borrower and Guarantor in favor of Agent for the ratable benefit of Lenders.

"EURODOLLAR BUSINESS DAY" -   Any  Domestic  Business  Day on  which  commercial
                              banks   are   open  for   international   business
                              (including dealings in dollar deposits) in London, England.

"EVENT OF DEFAULT"        -   Shall  have the  meaning  set  forth in  Article V
                              hereof.

"FFE"                     -   Furniture,  fixtures and equipment  referred to in
                              the Budget.

"FACILITY SUMMARY REPORT" -   Shall  have  the  meaning  set  forth  in  Section
                              4.1(dd) hereof.

"FINAL BUDGET"            -   The budget delivered to, approved and initialed by
                              Agent on or before  Closing  Date,  as same may be
                              amended  from  time to  time  with  Agent's  prior
                              written   consent  in   accordance   with  Section
                              7.2(b)(iv) or as line items within same may be reallocated in accordance with Section 2B.14.

"FINANCIAL STATEMENTS"    -   The financial statements of Borrower and Guarantor
                              heretofore delivered to Agent in connection with the Loan, as supplemented from time to time.

"FORCE MAJEURE"           -   Delays in construction of the Improvements  caused
                              by or attributable to acts of God, unusual weather
                              conditions,  strikes,  lockouts or labor  disputes
                              (including  those  involving  Borrower if Borrower
                              has used all  reasonable  means  to  conclude  the
                              strike,   lockout  or  labor   dispute   short  of
                              conceding Borrower's position in the labor matter)
                              inability   to  obtain  an   adequate   supply  of
                              materials,  fuel,  water,  electricity,  labor  or
                              other  supplies,  casualty,  governmental  action,
                              accidents, breakage, repairs, or other conditions,
                              matters  or  events   which  are  not  within  the
                              reasonable    control   of   Borrower    and   not
                              attributable  to the bad faith of  Borrower or its
                              agents,  excluding  the lack of funds,  including,
                              without  limitation,  the lack of  funds  due to a
                              failure  to  perform  any  obligations  hereunder,
                              provided (i) the Budget, at all times,  remains in
                              balance,  or if same is not in  balance,  Borrower
                              and/or   Guarantors  have  complied  with  Section
                              2B.7(A)  hereof,   (ii)  Borrower  notifies  Agent
                              within  five  (5)  days of the  occurrence  of the
                              Force   Majeure   event  and  the  length  of  the
                              anticipated delay, but in no event shall said relief exceed ninety (90) days in the aggregate, and (iii) Borrower has been granted similar relief under the Ground Lease and all Requirements, as necessary.

"FORWARD TREASURY LOCK
AGREEMENT"                -   The  agreement,  dated  as  of  the  date  hereof,
                              between Borrower, as counterparty, and KCCI (which shall name

                              Guarantor as credit support provider), or dated as of a future date, between Borrower and/or Guarantor, as counterparty, and a third party financial institution reasonably acceptable to Agent, as the case may be, pursuant to which the Interest Rate Protection Facility shall be purchased in accordance with the requirements of
                              Section 4.1(kk) hereof, it being expressly understood that notwithstanding anything contained herein or in any of the other Loan Documents, payments of additional interest and other amounts due under the Forward Treasury Lock Agreement shall be secured by the Soft Cost Mortgage, the Guaranties and the other Loan Documents if, and only to the extent that, KCCI and one or more of the other Lenders are the parties providing the Interest Rate Protection Facility.

"GENERAL CONTRACT"        -   The general  contract,  dated  December  30, 1998,
                              entered into by Borrower, or by Developer on Borrower's behalf, and the General Contractor providing for a maximum fixed price.

"GENERAL CONTRACTOR"      -   HRH Construction Corporation

"GOVERNMENTAL AUTHORITY"  -   The United States,  the City of New York, State of
                              New York and any political subdivision thereof, and any agency, department, commission, board, bureau or instrumentality of any of them which exercises jurisdiction over Borrower, any of the Guarantors or the Premises.

"GROUND LEASE"            -   That certain Ground Lease,  dated as of August 24,
                              1999,  between  Battery  Park City  Authority,  as
                              Ground Lessor, and Borrower, as Tenant, pursuant to which Borrower holds the leasehold on the Land and Improvements.

"GROUND LESSOR"           -   Battery Park City Authority.

"GUARANTY" OR "GUARANTIES"-   Shall mean the Payment  Guaranty,  the  Completion
                              Guaranty, the Operating Deficit Guaranty or any of them.

"GUARANTOR"               -   Brookdale  Living  Communities,  Inc.,  a Delaware
                              corporation,   or  any  additional   guarantor  or
                              substitute   Guarantor   permitted  under  Section
                              4.2(m).

"HARD COSTS"              -   All   costs   that   constitute   "costs   of  the
                              improvement" under the New York Lien Law and included in the Budget.

"IMPROVEMENTS"            -   An  assisted   living/independent  living  complex
                              containing    approximately    218    units    and
                              approximately  219,615 square feet of "floor area"
                              (as such term is defined in the Zoning  Resolution
                              of  the  City  of  New  York),  including  without
                              limitation all on-site and off-site  improvements,
                              including,   without   limitation,   all   utility
                              services and fixtures and equipment required for access to and operation of the complex to be constructed on the Land, all of which is more particularly described in the Plans.

"INITIAL CLOSING"         -   The date of the initial funding of the Loan.

"INITIAL ESTIMATED COST"  -   Shall mean $62,624,077, i.e. the maximum amount of
                              the Loan ($49,125,000) plus the amount of the Required Equity ($13,499,077).

"INTEREST RATE"           -   Shall mean the Prime Rate or Applicable LIBOR Rate
                              as provided in the Note.

"INTEREST RATE PROTECTION
FACILITY"                 -   Shall  mean the  interest  rate  protection  which
                              shall  be   purchased  in   accordance   with  the
                              requirements of Section 4.1(kk) hereof pursuant to
                              the Forward  Treasury Lock Agreement  (hereinafter
                              defined),  it being expressly  understood that all
                              amounts  that  may be due to KCCI  (or  any  other
                              Lender  who  shall  become a party to the  Forward
                              Treasury  Lock  Agreement)  shall be  secured on a
                              pari passu basis by the  Building  Loan  Mortgage,
                              the Soft Cost  Mortgage,  the  Guaranties  and the
                              other    Loan    Documents,    and    accordingly,
                              notwithstanding  the second priority nature of the
                              Soft Cost Mortgage, all recoveries pursuant to the
                              Building Loan Mortgage, the Soft Cost Mortgage and
                              the other Loan Documents shall be shared on a pari
                              passu  basis  among the Lenders who are parties to
                              this  Loan  Agreement  and  the  Lenders  who  are
                              parties to the Forward  Treasury Lock Agreement in
                              accordance  with their  relative  interests in the
                              Loan on the one hand and in the  Forward  Treasury
                              Lock  Agreement on the other;  it being  expressly
                              understood,    however,   that,    notwithstanding
                              anything  contained  herein or in any of the other
                              Loan Documents, the additional interest and other amounts that may be due to the party providing the Interest Rate Protection Facility shall be secured by the Soft Cost Mortgage, the Guaranties and the other Loan Documents if, and only to the extent that, KCCI and one or more of the Lenders are the parties providing the Interest Rate Protection
                              Facility.

"INTERMEDIATE THRESHOLD"  -   Shall  have  the  meaning  set  forth  in  Section
                              4.1(cc) hereof.

"LAND"                    -   Shall have the meaning  set forth in the  Recitals
                              hereto.

"LEASEHOLD ENTITY"        -   Shall  have  the  meaning  set  forth  in  Section
                              7.2(b)(ix) hereof.

"LENDER" or "LENDERS"     -   KCCI and the other financial  institutions  listed
                              in Annex I, and each other  financial  institution
                              which  has  been   assigned  an  interest   herein
                              pursuant to Section 7.14.

"LIEN"                    -   Any mortgage,  pledge,  lien,  security  interest,
                              judgment  lien,   mechanic's   lien,   installment
                              purchase agreement or other third party right, charge or encumbrance of any kind affecting the Land.

"LIBOR INTEREST PERIOD"   -   Shall have the meaning set forth in the Note.

"LIBOR RATE"              -   Shall have the meaning set forth in the Note.

"LIQUID ASSETS"           -   Shall  mean  assets  in the  form  of  cash,  cash
                              equivalents,  obligations of (or fully  guaranteed
                              as to principal and interest by) the United States
                              or any agency or instrumentality thereof (provided
                              the full  faith and  credit of the  United  States
                              supports   such    obligation    or    guarantee),
                              certificates  of  deposit  issued by a  commercial
                              bank   having   net   assets   of  not  less  than
                              $500,000,000, securities listed and traded on a recognized stock exchange or traded over the counter and listed in the National Association of Securities Dealers Automatic Quotations, liquid debt instruments that have a readily ascertainable value and are regularly traded in a recognized financial market, or any unused portion of any credit line maintained with a bank which must have an Standard & Poor's rating of "A" or better, none of which are subject to specific pledge, lien or other encumbrance.

"LOAN"                    -   Shall  have  the  meaning  set  forth  in  Section
                              2A.1(a).

"LOAN DOCUMENTS"          -   Shall have the meaning  set forth in the  Recitals
                              hereto.

"MAJOR CONTRACTS"         -   Any contract entered into by Borrower  relating to
                              the   Improvements   in  an  amount  equal  to  or
                              exceeding $200,000.

"MAJOR CONTRACTOR"        -   Any contractor party to a Major Contract.

"MAJOR SUBCONTRACT"       -   Any contract between the General  Contractor and a
                              subcontractor relating to the Improvements in an amount equal to or exceeding $200,000.

"MAJOR SUBCONTRACTOR"     -   Any subcontractor party to a Major Subcontract.


"MANAGEMENT AGREEMENT"    -   The  Management  Agreement made as of August 24th,
                              1999, by Borrower, as owner, and Developer, as manager.

"MANAGEMENT FEE"          -   Shall mean the  management  fee payable to Manager
                              under the Management Agreement.

"MANAGER"                 -   Brookdale  Living  Communities  of New  York - BPC
                              Inc., a Delaware corporation.

"MATURITY DATE"           -   February 28, 2001,  subject to extension  pursuant
                              to the terms of Section 2A.11 of this Agreement.

"MEMBER"                  -   AH  Battery  Park  Member,  LLC,  an Ohio  limited
                              liability company, the sole member and manager of Borrower.

"MEMBERSHIP AGREEMENT"    -   The Amended and  Restated  Operating  Agreement of
                              Borrower, dated as of June 19, 1999.

"MEZZANINE FINANCING"     -   Shall  have  the  meaning  set  forth  in  Section
                              2B.15(b) hereof.

"MORTGAGE"                -   The  Building  Loan  Mortgage  and the  Soft  Cost
                              Mortgage, each dated of even date herewith, made by Borrower, as mortgagor, to Agent, as mortgagee, for the ratable benefit of the Lenders, which Building Loan Mortgage secures the Building Loan
                              Note and encumbers, among other things, and is a first lien on, Borrower's leasehold interest in the Premises and which Soft Cost Mortgage secures the Soft Cost Note and encumbers, among other things, and is a second lien on, Borrower's leasehold interest in the Premises.

"NOI"                     -   Project Revenues,  less all ordinary and customary
                              operating expenses actually incurred and paid by Borrower, other than the Management Fee (certified by Borrower or by the Developer or Manager on behalf of Borrower and approved by the Agent), in connection with the ownership and operation of the Project.

"NOTE" or "NOTES"         -   Shall have the meaning set forth in Section 2A.2.

"OBLIGATION"              -   All  obligations  of  Borrower  to  Agent  and the
                              Lenders  under  this  Agreement,  the Notes or the
                              other Loan Documents or any related  instrument or
                              document, howsoever created, arising or evidenced,
                              whether   direct   or   indirect,    absolute   or
                              contingent, or now or hereafter existing, or due or to become due.

"OPERATING DEFICIT
 GUARANTY"                -   The  Operating  Deficit  Guaranty  dated  the date
                              hereof made by Guarantor in favor of Agent, for the ratable benefit of the Lenders.

"PAYMENT GUARANTY"        -   The Payment Guaranty dated the date hereof made by
                              Guarantor in favor of Agent, for the ratable benefit of the Lenders.

"PERMITTED ENCUMBRANCES"  -   The  items  listed  in  Exhibit  B hereto  and any
                              easements  or  licenses  granted  with the written
                              consent of Agent,  which shall not be unreasonably
                              withheld if such  easements  and/or  licenses  are
                              reasonably  necessary  for and  beneficial  to the
                              operation   of   the   Project,   or   any   other
                              encumbrances   expressly   permitted   under  this
                              Agreement.

"PLANS"                   -   The   preliminary   and  the   final   plans   and
                              specifications, including all shop drawings (which
                              shop drawings will be kept at the Project site for
                              inspection   by   Agent  or   Agent's   Inspecting
                              Consultant), for the construction and equipping of
                              the Improvements prepared (in accordance with, and
                              which  conform to, the  requirements  set forth in
                              Article 11 of the Ground Lease, including, without
                              limitation,  (a)  the  Requirements,   the  Master
                              Development  Plan,  the Design  Guidelines and the
                              Construction  Documents  (as all of such terms are
                              defined   in  the   Ground   Lease)  and  (b)  the
                              provisions  of Section  11.02 of the Ground  Lease
                              governing the review and approval by the lessor of
                              the  plans  and   specifications)   by  Borrower's
                              Architect,   and   approved   by  Agent,   Agent's
                              Inspecting Consultant and the Ground Lessor to the
                              full extent  required  under the Ground  Lease and
                              (in  the  case  of  final  plans,  to  the  extent
                              necessary   to  satisfy   any   Requirement)   the
                              applicable Governmental Authorities, as amended or modified by all Change Orders approved hereunder by Agent.

"POLLUTANT"               -   Any solid, liquid, gaseous or thermal contaminant,
                              including smoke, vapor, radon, soot, fumes, acids,
                              alkalis,  chemicals,  waste, petroleum products or
                              by   products,
                              asbestos (including,  without limitation,  friable
                              asbestos,  airborne  asbestos or any  substance or
                              material containing asbestos),  PCBs,  phosphates,
                              lead or other heavy metals,  chlorine,  radon gas,
                              any   "HAZARDOUS   SUBSTANCE"  or  "POLLUTANT"  or
                              "CONTAMINANT"  as  defined  in  the  Comprehensive
                              Environmental Response, Compensation and Liability
                              Act, as amended,  any "HAZARDOUS WASTE" as defined
                              in the Resource Conservation and Recovery Act, any
                              "POLLUTANT"  as  defined  in the  Clean  Water Act
                              and/or any "HAZARDOUS AIR POLLUTANT" as defined in
                              the Clean  Air Act,  and the  regulations  adopted
                              pursuant thereto,  or any other toxic or hazardous
                              wastes or  materials  as  defined,  identified  or
                              classified   under   any   Requirement,   and  any
                              regulations adopted pursuant thereto.

"PREMISES"                -   Borrower's  leasehold  interest  in the Land,  the
                              Improvements, the building materials, personal property and all other items owned and/or leased by Borrower and described in the granting clause of the Mortgage, and any other personal property owned and/or leased by Borrower and used in the construction or operation of the Improvements, including all fixtures, furnishings and equipment necessary to operate the Improvements for its intended purpose.

"PREPAYMENT"              -   Shall mean any mandatory or optional prepayment of
                              the Loan or any part  thereof  pursuant to Section
                              2A.6 hereof.

"PRIME RATE"              -   Shall have the meaning set forth in the Note.

"PROJECT"                 -   The Premises,  including without  limitation,  the
                              Land, the  Improvements,  all on-site and off-site
                              improvements,  including without  limitation,  all
                              utility   services  and  fixtures  and   equipment
                              required   for  access  to  or  operation  of  the
                              Improvements.

"PROJECT DOCUMENTS"       -   The Ground Lease, the Development  Agreement,  the
                              Management Agreement, the Assignment of Contracts, the General Contract, the Architect's Agreement, the Engineer's Agreement, the Plans, all necessary
                              Project permits,  the Approved  Leases,  the Major
                              Contracts and the Major Subcontracts.

"PROJECT REVENUES"        -   All fixed rent or other income (including  expense
                              reimbursements) actually received by Borrower in connection with its ownership and occupancy of the Premises, as reasonably determined by Agent based upon the most current Facility Summary Report then in Agent's possession.

"PRO RATA"                -   Shall  have  the  meaning  set  forth  in  Section
                              2B.16(i) hereof.

"PROTECTIVE ADVANCES"     -   Any  disbursements and advances pursuant to any of
                              the  Loan  Documents  (which   disbursements   and
                              advances  shall be  deemed to be  "ADVANCES"  made
                              hereunder)   which   Agent  deems   necessary   or
                              desirable to preserve or protect the Collateral or
                              any portion  thereof or to enhance the  likelihood
                              or  maximize   the  amount  of  repayment  of  the
                              Advances and other Obligations.

"REQUIRED EQUITY"         -   The   aggregate   sum   of   $13,499,077,   to  be
                              contributed  by Borrower for costs incurred in the
                              development and construction of the  Improvements,
                              which contribution may be made in the form of cash
                              and/or   the    Mezzanine    Financing   as   more
                              particularly described in Section 2B.15 hereof.

"REQUIREMENT"             -   Any  law,  statute,   ordinance,  order,  rule  or
                              regulation of a Governmental  Authority applicable
                              to  Borrower,  any  Guarantors  or  the  Premises,
                              including,  but not limited to, laws,  ordinances,
                              orders,   rules  or  regulations  with  regard  to
                              zoning,   land  use,   building  or  environmental
                              matters.


"REQUISITE LENDERS"       -   Lenders   (including   Agent)   whose   Pro   Rata
                              participation (not including the participation of any of the Lenders which Agent has determined to be in default), in the aggregate, are equal to or greater than sixty-six and two-thirds percent (66
                              2/3%).

"RETAINAGE"               -   Shall have the meaning  set forth in Section  2B.2
                              hereof.

"SIGNIFICANT PARTY"       -   Borrower or Guarantor.

"SOFT COST LOAN"          -   Shall  have  the  meaning  set  forth  in  Section
                              2A.1(a) hereof.

"SOFT COST LOAN AGREEMENT"-   Shall have the meaning  set forth in the  Recitals
                              hereto.

"SOFT COST MORTGAGE"      -   Shall have the meaning  set forth in the  Recitals
                              hereto.

"SOFT COST NOTE"          -   Shall have the meaning  set forth in the  Recitals
                              hereto.

"SOFT COSTS"              -   All  non-construction  or soft  costs  that do not
                              constitute "costs of the improvement under the New
                              York Lien Law" and are delineated as such in the Final Budget.

"STABILIZATION"           -   Shall  have  the  meaning  set  forth  in  Section
                              4.1(cc) hereof.

"SUBSTANTIAL COMPLETION"  -   Shall be deemed to have  occurred upon the last to
                              occur of the following dates: (i) the date of issuance of a temporary certificate of occupancy covering all of the Premises, and (ii) the date upon which the first resident takes possession of their unit.

"SUPERMAJORITY LENDERS"   -   Lenders   (including   Agent)   whose   Pro   Rata
                              participation (not including the participation of any of the Lenders which Agent has determined to be in default), in the aggregate, are equal to or greater than seventy-five percent (75%).

"TITLE INSURER"           -   The issuer of the title insurance  policy required
                              by Section 6.2(m) hereof, which issuer shall be Chicago Title Insurance Company.

"UCC FINANCING
STATEMENTS"               -   The  UCC-1   Financing   Statements   executed  by
                              Borrower, as debtor, in favor of Agent, as secured
                              party, to be filed in connection with the personal
                              property   described   in  the  Mortgage  and  the
                              Assignment of Contracts.

"UNANIMOUS LENDERS"       -   All of  the  Lenders  (including  Agent,  but  not
                              including the participation of any of the Lenders which Agent has determined to be in default), collectively.


      Section 1.2 Singular and Plural. Words used herein in the singular, where the context so permits, shall be deemed to include the plural and vice versa.


                                  ARTICLE II(A)

                                  LOAN FACILITY
                                  -------------

       Section 2A.1 Loans. (a) Subject to the terms and conditions of this Agreement, including without limitation, (i) the funding limitations embodied in
Section 2B.7 hereof and (ii) the loan balancing requirements of Section 2B.7(A) hereof, each Lender, severally, and not jointly, agrees to make a series of advances to fund Hard Costs in an aggregate principal amount of up to $36,456,404 (each an "ADVANCE" and collectively, the "ADVANCES"; all of the Advances of all of the Lenders under this Agreement collectively, the "BUILDING LOAN" and together with Advances in an aggregate principal amount of up to $12,668,596 under the Soft Cost Loan

Agreement, (the "SOFT COST Loan"; the Building Loan and Soft Cost Loan being referred to collectively as the "LOAN" OR "LOANS"), to or for the benefit of Borrower, in an aggregate principal amount for any Lender not to exceed the amount set forth under the heading "LOAN COMMITMENT" opposite the name of such Lender on Annex I.

      (b) The Building Loan shall be fully secured by the Building Loan Mortgage and the other Collateral described herein and in the other Loan Documents. The Building Loan Mortgage shall secure the indebtedness described in the Building Loan Note or Notes and herein, and any future loans, advances, payments and disbursements by Lenders pursuant to this Agreement or the Building Loan Mortgage shall be added to the principal indebtedness under the Building Loan Notes.

      (c) This Agreement shall remain in full force and effect after the Loan is fully funded and throughout the term of the Loan and any extensions thereof for the purpose of governing the rights and obligations of Borrower, Agent and Lenders but not for the benefit of any third persons.

      Section 2A.2 Notes. The Advances made by each Lender pursuant to Section 2A.1(a) shall be evidenced by one or more promissory notes of Borrower dated of even date herewith (such Building Loan Notes and Soft Cost Notes, the "NOTE"or "NOTES"), payable to the order of such Lender and representing the obligation of Borrower to pay the unpaid principal amount of the Advances under the Loans made by such Lender, with interest thereon at the Interest Rate and, after the occurrence and during the continuance of any Event of Default, at the Default Rate. Each Lender is hereby authorized to record the date and amount of each Advance of the proceeds of the Loans made by such Lender and the date and amount of each payment or prepayment of principal of the Loans made to such Lender on the schedule annexed to and constituting a part of such Lender's Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded in the absence of manifest error; provided, however, that the failure by any Lender to make any such recordation on its Note shall not affect any of the obligations of Borrower under such Note or this Agreement.

      Section 2A.3      Interest Rate.

            (a) Advances of the Loans shall bear interest at the Applicable LIBOR Rate or the Prime Rate pursuant to the provisions of the Note. After the occurrence and during the continuance of any Event of Default hereunder, Advances of the proceeds of the Loan shall bear interest at the Default Rate.

            (b) Notwithstanding the foregoing, only so much of the outstanding principal amount of the Loan as would not become due and payable during the applicable LIBOR Interest Period shall be designated as a LIBOR Rate Loan and the remaining principal balance shall be designated as a Prime Rate Loan. Prime Rate Loans will bear interest at the Prime Rate. "PRIME RATE" means the rate of interest per annum announced by the Cleveland office of KeyBank National Association ("KEYBANK") as its Prime Rate, whether or not such rate is publicly announced. The Prime Rate is not necessarily the lowest rate charged by KeyBank for commercial or other types of loans, it being understood that the Prime Rate is only one of the bases for computing interest on loans made by the Agent and that, by basing interest on the

Prime Rate, the Agent and the Lenders have not committed to charge, and Borrower has not in any way bargained for, interest based on a lower or the lowest rate at which the Agent or the other Lenders may now or in the future make loans to other borrowers. Any interest rate based on the Prime Rate shall be adjusted on and as of the effective date of any change in the Prime Rate. Each determination of the Prime Rate by the Agent shall be conclusive. As of August 23, 1999, the Prime Rate is currently 8.0%.

      Section  2A.4  Payment  of  Interest.   Prior  to  maturity,   whether  by
acceleration or otherwise, interest on the Advances shall be payable at the Interest Rate or Interest Rates provided in the Note, with each interest payment being due on the twenty-fourth (24th) day of the first full calendar month following the date on which the first Advance is made hereunder, and subsequent interest payments being due thereafter monthly on the twenty-fourth (24th) day of each month regardless of the applicable Interest Rate. After maturity, by acceleration or otherwise, interest on the Advances shall be payable on the date described in the preceding sentence or earlier, or more frequently, on demand of Agent.

      Section 2A.5 Payment of Principal. The entire principal amount of the Loan, or so much thereof as may be outstanding on the Maturity Date (together with all outstanding interest and other sums due hereunder or under the Notes, the Mortgage and the other Loan Documents), shall be paid as provided herein and in the Notes on the Maturity Date, or on such earlier date as may result from an acceleration of the Maturity Date in accordance with Section 2A.13 hereof. If the Maturity Date is extended in accordance with Section 2A.11(c), Borrower shall make installment payments of the principal of the Advances monthly on the twenty fourth (24th) day of each month, commencing with the first month following such extension, in amounts determined in accordance with Section 2A.11, and the entire remaining principal amount of the Advances shall be paid on the Maturity Date as so extended, or on such earlier date as may result from an acceleration of the Maturity Date in accordance with Section 2A.13 or 5.3(a) hereof.

      Section 2A.6 Prepayment. Subject to the provisions of Sections 2A.8, 2A.9 and 2A.10 hereof, upon not less than three (3) Domestic Business Days' prior written notice to Agent specifying the intended date of prepayment, Borrower shall have the right to prepay the outstanding principal amount of the Advances, in whole or in part, without premium or penalty but with all accrued interest and breakage fees on the amount being prepaid to the date of such prepayment. Each partial prepayment must equal at least $100,000 or some $100,000 increment thereof. Amounts of principal prepaid will not be readvanced by Lenders as new Advances.

      Section 2A.7 Procedure for Payment. Each payment on the Notes, including each prepayment of principal and each payment of interest, shall be made by Borrower to Agent at its office at 127 Public Square, Cleveland, Ohio 44114-1306, in lawful money of the United States of America, in immediately available funds, by 1:00 P.M., Cleveland, Ohio time, on the due date for such payment without setoff or counterclaim. Subject to Section 7.13 below, Agent shall distribute such payments ratably to the Lenders on the day of receipt, if received by 1:00 P.M. as aforesaid, and on the following Domestic Business Day, if received after 1:00 P.M., in like funds as received. The failure of Borrower to make any such payment by the aforesaid time shall not constitute a default hereunder, provided that such payment is made on such due date, but any such payment received by Agent after 1:00 P.M., Cleveland, Ohio time, on such due date shall be deemed to have been made on the next Domestic Business Day or Eurodollar Business Day, as the case may be, for the purpose of calculating interest on the Advances. If any payment under the Notes or any other Loan Document shall be due and payable on a day which is not a Domestic Business Day or Eurodollar Business Day, as the case may be, the due date thereof shall be extended to the next Domestic Business Day or Eurodollar Business Day, as the case may be (except as otherwise provided in the definition of LIBOR Interest Period), and interest shall be payable at the applicable rate specified herein during such extension.

      Section 2A.8 Indemnification. Notwithstanding anything to the contrary contained herein or in any other Loan Document, Borrower agrees that if (a) any repayment or prepayment of any Advance is made for any reason (other than as contemplated in the last sentence of the definition of LIBOR Interest Period in the Note) on a day prior to the last Eurodollar Business Day of the then effective LIBOR Interest Period, or (b) by any other action of Borrower or by reason of an acceleration of the Note, an Applicable LIBOR Rate is terminated on a day prior to the last Eurodollar Business Day of the then effective LIBOR Interest Period with respect to such Applicable LIBOR Rate, Borrower shall indemnify each Lender against, and pay on demand directly to each Lender, any loss, liability, expense, penalty or other charge suffered or incurred by such Lender as a result of such repayment or termination of such Applicable LIBOR Rate, including, without limitation, (i) any loss, liability, expense, penalty or other charge suffered or incurred by such Lender during the period from the date of receipt of such repayment or acceleration to the last Eurodollar Business Day of the LIBOR Interest Period in question if the rate of interest obtainable by such Lender upon the redeployment of an amount of funds equal to such repayment is less than the interest rate computed by reference to the Applicable LIBOR Rate in effect during the LIBOR Interest Period in question, or
(ii) any loss, liability or expense suffered or incurred by such Lender in liquidating prior to maturity eurodollar deposits or other deposits, as the case may be, in amounts which correspond to such payment. A certificate of such Lender giving a reasonably detailed calculation of the amount of any such loss or expense shall be deemed conclusive in the absence of manifest error. The amounts payable by Borrower under this Section 2A.8 shall expressly exclude any margin that any such Lender may have anticipated over any Applicable LIBOR Rate.

      Section 2A.9 Reimbursement. Borrower agrees to reimburse each Lender for its costs in complying during the term of the Notes with all applicable laws, executive orders and regulations of the governments of the United States, the United Kingdom and any other applicable government, and of any regulatory or administrative agency thereof (including, without limitation, the Bank of England, the Board of Governors of the Federal Reserve System or any other governmental body claiming jurisdiction), including any increase in said costs due to a change therein or in the interpretation thereof, which impose, modify or deem applicable any reserve, asset maintenance or special deposit or capital adequacy requirements on the obligation of Lender to make Advances or on deposits obtained in the London interbank eurodollar market or other markets in respect of Advances subject to LIBOR, or which subject such Lender to any tax with respect to its Note or change the basis of taxation of payments to such Lender of principal, interest or fees payable under its Note (except for any tax, or changes in the rate of any tax, based upon the net income or profits of such Lender) or which impose any other similar conditions with respect to the Advances or the obligation of such Lender to make Advances under the Loan. The increased cost to a Lender in complying with laws, executive orders or regulations which impose, modify or deem applicable any reserve, asset maintenance or special deposit or capital adequacy requirements on the obligation of a Lender to make Advances under the Loan or on deposits obtained in the London interbank eurodollar market or other markets shall be computed by determining the amount by which such requirements effectively increase such Lender's cost of making and maintaining the deposits attributable to the Advances subject to LIBOR and by computing the additional interest which would have been owing to such Lender if such effective increase had been added to the Applicable LIBOR Rate for purposes of determining the Applicable LIBOR Rate during the affected period. A certificate of a Lender giving a reasonably detailed calculation of the amount of such costs shall be deemed conclusive in the absence of manifest error. Agent shall give Borrower written notice of any such increased cost of any Lender's making and maintaining the deposits attributable to Advances subject to LIBOR upon Agent's receipt of notice of the same. Notwithstanding anything to the contrary stated in this
Section 2A.9, no such increased costs shall be recoverable from Borrower with respect to any period more than 120 days prior to the date Agent shall provide Borrower with written notice of such increased costs incurred by any Lender, and such increased costs shall only be imposed by a Lender who actually is incurring such increased costs and only so long as such Lender is exercising similar rights against other borrowers to whom such Lender is lending money at rates based on the LIBOR Rate. Furthermore, Borrower shall not be required to pay such increased costs due solely to a change in location of the Lender's office extending the Advances that are subject to LIBOR. Borrower may, during a period of the fifteen (15) Domestic Business Days following receipt by Borrower of any such notice to reimburse any such increased costs which are material in amount, either (i) demand that the Lender requesting reimbursement of the increased costs, within such period, assign its Advances bearing interest at the Applicable LIBOR Rate to one or more assignees which Borrower or Agent identifies, in accordance with any applicable provisions of this Agreement, including, without limitation Section 7.14(b), upon payment in immediately available funds of a purchase price therefor equal to the unpaid principal amount thereof, together with interest accrued with respect thereto to the date of such assignment and all fees and other charges accrued or payable under the terms of this Agreement for the benefit of such Lender with respect thereto to the date of such assignment, and if such payment is made within such period such Lender shall so assign its Advances bearing interest at the Applicable LIBOR Rate, or (ii) within such period, repay the portion of the Loan owing the Lender who requests the increased costs, together with interest accrued with respect thereto to the date of such repayment and all fees and other charges accrued or payable under the terms of this Agreement with respect thereto for the benefit of such Lender to the date of such repayment, any such repayment being for the sole credit of such Lender and not for any other Lender. All expenses incurred by Agent in connection with the foregoing shall be for the sole account of Borrower and shall constitute an Obligation hereunder. Each Lender hereby represents that, as of the date hereof, such Lender is not subject to Federal Reserve Board reserve requirements. Any assignee of a portion of any Lender's Commitment hereunder shall make the foregoing representation as of the closing of such assignment.

      Section 2A.10 Changes. Notwithstanding anything to the contrary contained herein, in the Notes, in the Mortgage or in any other Loan Document, if, prior to or during any LIBOR Interest Period with respect to which LIBOR is in effect, any change in any law, treaty, regulation or official directive, or in the interpretation thereof, by any governmental body charged with the administration thereof, shall make it unlawful for any Lender to fund or maintain its funding in eurodollars or other dollars of the Advances subject to the Applicable LIBOR Rate or otherwise to give effect to such Lender's obligations as contemplated hereby, (a) Agent may by notice to Borrower declare that such Lender's obligations in respect of the

Applicable LIBOR Rate are terminated forthwith, (b) the Applicable LIBOR Rate shall forthwith cease to be in effect, and interest shall from and after such date be calculated at the Prime Rate unless Borrower shall thereafter elect, in accordance with the terms hereof, an individual Applicable LIBOR Rate not subject to such illegality, and (c) Borrower agrees to indemnify such Lender against any loss, cost, or expense actually incurred as provided in Section 2A.8 hereof. A certificate of such Lender giving a reasonably detailed calculation of the amount of any such loss, expense, penalty or other charge shall be deemed conclusive in the absence of manifest error. As noted in Section 2A.6 above, Borrower may, in accordance with said Section, prepay the Loan at any time but any such prepayment shall not diminish Borrower's obligations under Sections 2A.8, 2A.9 and 2A.10 hereof, through the date such Lender receives full payment of its Note and all sums due with respect to the Notes, including without limitation, any sums due under Sections 2A.8, 2A.9 and 2A.10 hereof.

      Section 2A.11     Extension Periods.

            (a) Provided the Loan is not then in default, Completion has been achieved, the Improvements are then fully open and operating, and all requirements for the final disbursement of Hard Costs set forth in Section 6.4 of this Agreement have been satisfied, Borrower may, subject to the requirements of this Section 2A.11, extend the maturity of the Notes for the period from the day next succeeding the Maturity Date through the date that occurs eighteen (18) months after the Maturity Date (the "FIRST EXTENSION PERIOD"), and for an additional period from the day next succeeding the last day of the First Extension Period through the date that occurs twelve (12) months after the last day of the First Extension Period (the "SECOND EXTENSION PERIOD"; the First Extension Period and the Second Extension Period are sometimes hereinafter collectively referred to as the "EXTENSION Periods").

            (b) Borrower's right to extend the maturity of the Notes for the First Extension Period shall be conditioned upon the satisfaction of the following requirements, as determined by Agent: (i) Borrower shall have delivered written notice of its desire to extend the maturity of the Notes and said written notice must be delivered to Agent not later than sixty (60) days prior to the then effective Maturity Date, (ii) at the time of delivery of such notice, Completion shall have occurred and (iii) no Event of Default hereunder or under any of the other Loan Documents shall have occurred and be continuing and there shall be no outstanding payment default under the Loans.

            (c) Borrower's right to extend the maturity of the Notes for the Second Extension Period shall be conditioned upon the satisfaction of the following requirements, as determined by Agent: (i) the maturity of the Notes shall have been extended for the First Extension Period, (ii) Borrower shall have delivered written notice of its desire to extend the maturity of the Notes and said written notice must be delivered to Agent not later than sixty (60) days prior to the expiration of the First Extension Period, which notice shall be accompanied by payment of an extension fee equal to 25 basis points (.0025) of the outstanding principal amount of the Notes (plus any unfunded principal made available to Borrower during the Second Extension Period), (iii) no Event of Default hereunder or under any of the other Loan Documents shall have occurred and be continuing and there shall be no outstanding payment default under the Loans and (iv) at the time of delivery of such notice, Completion shall have occurred, and the Project shall have achieved, and be capable of maintaining, based upon Agent's reasonable determination, a minimum Debt Service Coverage Ratio calculated on a prospective basis for the first quarter of the Second Extension Period (i.e. including actual figures from quarters 8, 9, 10 and 11 and including projected principal payments during the Second Extension Period) of not less than 1.2 to 1.0, and
(v) in the event that the Requisite Lenders request a new or updated Appraisal, Borrower furnishes to Agent an Appraisal, at Borrower's sole cost and expense, reasonably satisfactory in all material respects to the Lenders and evidencing a loan to value ratio not greater than 75%. Upon the extension of the Maturity Date pursuant to this Section 2A.11(c), the outstanding principal balance of the Loan shall amortize in equal monthly installments of principal payable beginning on the first day of the Second Extension Period. The monthly principal amortization payments shall be determined at the commencement of the Second Extension Period based upon a 25-year amortization schedule; provided, that the monthly principal amortization payments shall be adjusted from time to time, based on the foregoing 25-year amortization schedule, to include the amount of Advances, if any, made to Borrower during the Second Extension Period.

            (d) In no event shall the Maturity Date of the Notes be extended beyond the Extension Periods.

      Section 2A.12 Lenders' Rights. Borrower acknowledges and agrees that an individual Lender may wish to purchase one or more deposits in order to fund or maintain its funding of the Advance subject to LIBOR during the applicable LIBOR Interest Period. Any Lender shall be entitled to fund and maintain its funding of all or any part of such Advance in any manner it sees fit, provided that all determinations hereunder (including, without limitation, all determinations under Sections 2A.8, 2A.9 and 2A.10 hereof) shall be made as if such Lender had actually funded and maintained that Advance to be subject to LIBOR during the applicable LIBOR Interest Period through the purchase of eurodollar deposits or other deposits, as the case may be, in an amount equal to such Advance subject to LIBOR and having a maturity corresponding to such LIBOR Interest Period. Borrower agrees that for purposes of Sections 2A.8, 2A.9 and 2A.10 hereof any reference to a Lender therein shall also include any Lender that has signed an Assignment and Acceptance Agreement in accordance with Section 7.14(b) of this Agreement to the extent of its Pro Rata share in such Advance bearing interest at the Applicable LIBOR Rate, and in this respect Borrower agrees that Agent, on behalf of any such assignee, may collect directly from Borrower, and Borrower agrees to pay to Agent (but Borrower shall not be required to pay the same directly to any such assignee), any sums owing to such participant under Sections 2A.8, 2A.9 and 2A.10 hereof.

      Section 2A.13 Acceleration of Maturity. The Notes, including all principal thereof and interest thereon, however termed, shall become due and payable at the option of Agent upon the occurrence of any of the following (subject to any applicable cure periods specified in this Agreement):

            (a) Any default shall occur and continue beyond any notice or cure period under this Agreement, the Building Loan Mortgage or any other Loan Document, or if a Significant Party shall be in default beyond any applicable notice or cure period under or attempt to terminate any Loan Document;

            (b) A Significant Party shall fail to comply beyond any applicable notice or cure period with any of the covenants made by it in this Agreement, any Note, the Mortgage or in any other Loan Document, or at any time any representation or warranty made by a Significant Party to Agent or any Lender in this Agreement or in any other Loan Document or in any certificate or statement delivered in connection therewith shall be false or misleading to an extent deemed by Agent, in its reasonable judgment, to be material; or

            (c) Any other Event of Default under this Agreement, the Mortgage or any other Loan Document shall occur.

      Section 2A.14 Costs of Collection. If any Note shall be collected by legal proceedings or through any court or shall be referred to an attorney because of any default, Borrower agrees to pay all reasonable attorney's fees and court costs incurred by Agent as well as the Lenders.

      Section 2A.15 Late Charges. In the event that any payment of interest, principal, or principal and interest shall not be paid when due (whether by acceleration or otherwise), a "LATE CHARGE" calculated at the rate of five percent (5%) on such overdue installment shall be charged by Agent for the purpose of defraying the expenses incident to handling such delinquent payments, which "LATE CHARGE" shall be payable on the same day of the month as payments of interest, provided, however, in no event shall Borrower be required to pay a late fee greater than the maximum amount permitted under applicable laws. Such charge shall be in addition to, and not in lieu of, any other remedy Agent or any Lender may have and is in addition to any reasonable fees and charges of any agents or attorneys which Agent is entitled to employ upon any default by Borrower hereunder or under any other Loan Document, whether authorized herein or by law.


                                  ARTICLE II(B)

                       LOAN DISBURSEMENTS/REQUIRED EQUITY
                       ----------------------------------

      Subject to the provisions of this Agreement, and upon Borrower's satisfaction of the applicable requirements of this Agreement, including, without limitation, the conditions to disbursements set forth in Article VI hereof, and also subject to the funding limitations of Section 2B.7, each Lender severally, and not jointly, agrees to make Advances hereunder from time to time in accordance with Article II(A), but not more than once a month except as provided in Section 2A.3(b) regarding Loan interest and Section 2B.1, and Borrower will accept each Lender's Advance representing a proportionate share of the amount of the Loan as follows:

      Section 2B.1 Procedure for Loan Borrowing and Interest Rate Election. Draw Requests for Hard Costs and Soft Costs shall be submitted prior to Completion at least once, but at all times no more than once, per month on or about the same date of each month. Borrower shall submit a so-called "PENCIL COPY REQUISITION" to Agent's Inspecting Consultant prior to the submission of a Draw Request. Within five (5) Domestic Business Days of Agent's Inspecting Consultant's receipt of the pencil copy requisition, Agent's Inspecting Consultant shall review the pencil copy requisition, inspect the Project and provide comments to Borrower. Borrower shall submit a total Draw Request, within ten (10) calendar days thereafter, in duplicate to Agent and Agent's Inspecting Consultant which includes the Draw Request for Hard Costs in accordance with Agent's Inspecting Consultant's comments related thereto and the Draw Request for Soft Costs, and Borrower shall simultaneously send a summary of the Draw Request to each of the other Lenders for informational purposes. Within ten (10) Domestic Business Days of Agent's receipt from Borrower of the total Draw Request, Agent shall review and approve or disapprove the Draw Request and, if such Draw Request is approved, shall cause the same to be funded within such ten (10) Domestic Business Day period, subject, however, to satisfaction of the conditions set forth or referred to in this Article II(B). All Draw Requests must be accompanied by such supporting documentation as Agent may require, including, without limitation, a cost breakdown, which must be certified as to accuracy by Borrower and be consistent in form and substance with the cost breakdown set forth in the Budget in aggregate total and itemization and limitations set forth in the General Contract, if any, and lien waivers from all contractors, subcontractors and suppliers supplying goods or services related to the Improvements in the sum of all prior disbursements for all of Borrower's preceding Draw Requests, but only including supporting invoices upon the specific request of Agent. The Budget shall serve as the disbursement control for each line item, and neither Agent, nor any Lender shall be required to disburse Loan proceeds or make Advances for any line item in excess of the amounts specified in the Final Budget, (as the same may be amended due to Budget reallocations pursuant to Section 2B.14 hereof), as payable from Loan proceeds. No later than three (3) Eurodollar Business Days prior to the date of the requested Advance and disbursement of Loan proceeds, Borrower shall notify Agent whether such Advance shall initially bear interest at the Prime Rate or the Applicable LIBOR Rate or a combination thereof subject to the limitations set forth in Section 2A.3 and Section 2A.10. Upon receipt of such Draw Request from Borrower, Agent shall promptly, but no later than two (2) Eurodollar Business Days prior to the anticipated disbursement date, notify each Lender of the pending Draw Request and the anticipated disbursement date. Provided that all of the conditions set forth in
Article VI have been satisfied and Agent approves the Draw Request, then by no later than 11:00 a.m., Cleveland time, on the disbursement dates specified in Agent's notice to each Lender, (A) each Lender other than Agent shall make available to Agent an amount in immediately available funds equal to such Lender's Pro Rata share of the Advances to be made and disbursed by Agent (as determined by Agent), and Agent, as a Lender, shall also make available its Pro Rata share of such Advances, and (B) Agent shall then make available to Borrower the amount of such Advances, which shall correspond to the amount approved for disbursement by Agent by wire transferring to the account of Borrower maintained by Borrower or by Developer on behalf of Borrower as set forth in Section 2B.9 the aggregate amount of said Advances. No such Advances or disbursements shall be made until the Title Insurer has verbally provided Agent with advice (i.e., no change in title not theretofore approved by Agent) required by Section 6.3(e) hereof and has committed to issue the title continuation and endorsement referred to therein.

      Section 2B.2      Amount of Disbursements for Hard Costs.

            (a) The amount of any disbursement for Hard Costs (excluding FFE) shall not at any time exceed an amount equal to (i) the percentage of completion evidenced by inspections of the Improvements by Agent's Inspecting Consultant, times (ii) the estimated total Hard Costs set forth in the Budget and approved by Agent, minus (iii) an amount equal to ten percent (10%)

(or such greater amount as may be stipulated in the General Contract) of the value of the work completed for which payment is sought (the "RETAINAGE"). The foregoing retainage percentage may be reduced to 0% (or such greater amount as may be stipulated in the General Contract) when the Improvements are 50% completed and the other requirements of Section 2B.8 have been satisfied, but no Retainage previously withheld shall be released to Borrower when the foregoing reduction in percentage occurs. The aggregate of all of the Retainage shall only be released in accordance with Section 2B.8 below.

            (b) Prior to each disbursement hereunder, Agent's Inspecting Consultant shall inspect the Improvements to verify that the Draw Request accurately reflects the percentage of construction completed to date. The percentage of completion of construction at any time and the estimated total cost of Hard Costs shall be determined by Agent based upon advice from Agent's Inspecting Consultant, and Agent's reasonable determination shall be final and binding on Borrower. Agent's Inspecting Consultant may disapprove the amount, or any portion thereof, requested for any work if it shall deem such work not to be in accordance with the Plans or inferior in quality in any material respect to the quality that is required in the Plans.

      Section 2B.3 Stored Materials. In the case of items stored safely and securely off-site in a bonded warehouse or on the premises of a fabricator or some other secure facility reasonably acceptable to Agent and Agent's Inspecting Consultant and not yet incorporated into the Improvements ("STORED MATERIALS"), each Lender agrees that it will fund as part of an Advance its proportionate share of the cost of Stored Materials at the times Hard Costs are funded and prior to their incorporation into the Improvements provided that:

            (a) Borrower or Developer has an obligation under the General Contract or any purchase order to advance or pay for such Stored Materials;

            (b) Agent has received executed conditional bills of sale (subject only to receipt of payment) or other proof reasonably satisfactory to it evidencing Borrower's unencumbered title in and to such Stored Materials;

            (c) Agent, acting on behalf of Lenders, has been granted a first priority security interest, subject only to any interest that the Ground Lessor may have under the applicable provisions of the Ground Lease, and perfected same through the filing of UCC-1 financing statements as required, in such Stored Materials prior to or simultaneous with it making any such Advance;

            (d) such Stored Materials are fully insured in an amount and with an insurance company satisfactory to Agent, in its sole discretion, under a policy containing a standard New York mortgagee endorsement or the equivalent thereof as well as travel insurance with respect to off-site Stored Materials, and Agent is provided a certificate of insurance evidencing such insurance;

            (e) each item comprising such Stored Materials are properly and securely stored and clearly marked with, among other things, Borrower's or Developer's name and the job number so as to segregate and distinguish same from the property of others, and Agent's

Inspecting Consultant has inspected such Stored Materials and has approved the identity, quality and quantity of same;

            (f) Agent has received a bill of lading or other proof reasonably satisfactory to it evidencing the warehouseman's receipt and acceptance of such Stored Materials and a copy of the executed contract with the warehouseman, which shall expressly provide that any security interest that such warehouseman might have in the Stored Materials is subordinate to the security interest held by the Agent on behalf of the Lenders;

            (g) the value of Stored Materials shall not exceed $5,000,000.00 in the aggregate, unless Agent, in its sole discretion agrees to a greater amount for prefabricated Stored Materials;

            (h) Borrower provides lien waivers from all suppliers supplying such Stored Materials in the sum received by each such supplier for all of Borrower's preceding Draw Requests; and

            (i) Borrower has provided written notice to Agent and Agent's Inspecting Consultant of an impending Draw Request covering any costs of Stored Materials two weeks prior to the submission of such Draw Request.

            (j) such Stored Materials are to be incorporated into the Improvements within sixty (60) days of delivery to the Project Site or such longer time as is not detrimental to the timely completion of the Project as required hereunder, and is approved by Agent in its sole discretion.

      Section 2B.4      Intentionally Omitted

      Section 2B.5      Intentionally Omitted

      Section 2B.6      Intentionally Omitted

      Section 2B.7 Funding Limitations. At no time shall any Lender be obligated to make Advances to Borrower for more than Lender's Pro Rata share of what such Lender is then required to fund, pursuant to Draw Requests submitted by Borrower and approved by Agent, to the party seeking payment or, in the case of reimbursement, to the party seeking reimbursement, or to disburse (prior to the satisfaction of the requirements for the reduction of Retainage set forth in
Section 2B.8 hereof) for Hard Costs (prior to the last Advance for Hard Costs hereunder) Loan proceeds in amount(s) which exceed, separately for any individual line item or in the aggregate for all line items, 90% of Hard Costs (subject, however, to the provisions of Section 2B.8 hereof) multiplied by the percentage of completion of construction then attained for the Improvements, as determined by Agent's Inspecting Consultant. Agent shall not unreasonably withhold its consent to a request by Borrower for access to funds from the Contingency portion of the Budget, so long as there is not then an Event of Default in existence and the Loan, is, and after such use of Contingency funds shall remain, in balance.

      Section 2B.7(A) Loan Balancing. Anything contained in this Agreement to the contrary notwithstanding, it is expressly understood and agreed that the Loan shall at all times be "IN BALANCE." The Loan shall be deemed to be "IN BALANCE" only at such time and from time to time, as Agent may determine in its reasonable discretion, that the then undisbursed portion of the Loan and the then unpaid portion of the Required Equity (it being expressly understood that no Advances of the Loans shall be made until the Required Equity is fully paid) equals or exceeds the amount necessary for the timely and full payment of all costs and expenses relative to construction and leasing of the Project, including without limitation, all Hard Costs and Soft Costs for (i) all work done and not theretofore paid for or to be done in connection with the completion of the construction of the Improvements in accordance with the Plans, applicable Requirements and the Ground Lease, including, without limitation, the installation of all utility services, fixtures and equipment required for access to and operation of the Improvements both on-site and off-site, and (ii) all other costs incurred and not theretofore paid for, or to be incurred in connection with the Premises, including, without limitation all Hard Costs, all Soft Costs, all interest on the Loan, and the amount of any interest reserve or interest contingency (as reasonably determined by Agent). Borrower agrees that if Agent reasonably determines that the Loan is not "IN BALANCE", Borrower shall, within thirty (30) days after written demand by Agent, deposit the deficiency with Agent (the "DEFICIENCY DEPOSIT"), which Deficiency Deposit shall first be exhausted before any further disbursement of the Loans is made, or, if the Loan is not in balance due, in whole or in part, to the insufficiency of the interest reserve line item of the Budget, at Borrower's option, in lieu of making a Deficiency Deposit with respect to such interest deficiency, direct the Agent, by written notice, to permanently reduce the remaining available Development Fee line item of the Budget in sufficient amount to increase the interest reserve line item of the Budget and thereby cause the Loan to then be "in balance" which notice shall be accompanied by the written consent of the Developer to such permanent reduction of the payment of the Development Fee from Loan proceeds. Notwithstanding anything contained in the foregoing to the contrary, Borrower shall comply with all requirements of the New York Lien Law. The Lenders shall not be obligated to make Advances and Agent shall not be obligated to make any Loan disbursement of proceeds of Advances if and so long as the Loan is not in balance. Among the various events that could cause the Loan to be "OUT OF BALANCE" are determinations by Agent that (i) the Budget is insufficient or inadequate, or (ii) the Improvements (based upon the progress and pace of construction through the date of such determination) will not be Completed and occupied in accordance with the Occupancy Schedule set forth on EXHIBIT F. In making any determination as to the projected interest component of any completion/lease up cost calculation, Agent shall use the then-current rates on the Advances. In making any determination as to whether the Loan is in balance, Agent shall consider, among other things, the Budget, the amount available in the Contingency line item of the Budget, the progress of construction and overall the status of the Project.

      Section 2B.8      Retainage.

            (a) The Retainage held-back but not disbursed by the Lenders as Advances covering retention for Hard Costs in accordance with the provisions of
Section 2B.2 shall, subject to the terms and conditions hereof, be disbursed to Borrower, or, at Agent's option after the occurrence and continuance of an Event of Default hereunder or under any other Loan Document directly to the General Contractor or any Major Subcontractor in accordance with the

General Contract, upon satisfaction of the conditions for the receipt of the final disbursement set forth in Section 6.4 hereof.

            (b) Notwithstanding the foregoing restraints on the release of Retainage, each Lender agrees, upon the written request of Borrower, to reduce the retainage of the General Contractor with respect to all disbursements made hereunder subsequent to the date of such written request from ten percent (10%) to zero percent (0%) provided that, at the time such reduction in Retainage is requested: (i) there is no default or any event which with the giving of notice (if notice is required hereunder) or passage of time would constitute an Event of Default by Borrower or any Guarantor hereunder or under any other Loan Document, (ii) Developer on behalf of Borrower has a corresponding obligation under the General Contract or applicable Major Contract to reduce, or there is a corresponding provision in the General Contract or such Major Contract which requires or permits, with the approval of Borrower and Agent, a reduction of the percentage of Retainage at the time said reduction is requested, (iii) the Improvements are at least fifty percent (50%) completed and Agent receives a certification from Agent's Inspecting Consultant as to same along with a certification that the completed construction is in accordance with the Plans; and (iv) the work for which the disbursement is requested has been completed by the contractor or subcontractor in question and Agent receives a certification from Agent's Inspecting Consultant as to same. No Retainage previously withheld shall be released to Borrower when the foregoing reduction in percentage occurs. The aggregate of all of the Retainage remaining shall only be released after Completion has occurred and all of the requirements of Section 6.4 have been satisfied.

      Section 2B.9 Place of Disbursement. All Loan disbursements shall be made at Agent's office in Cleveland, Ohio or any other office of Agent hereafter selected and notified to Borrower from time to time by Agent. Unless Agent and Borrower otherwise agree, all disbursements will be made by wire transfer directly into Developer's segregated construction loan account maintained for the Project with LaSalle Bank National Association located in Chicago, Illinois. During the term of the Development Agreement or the Management Agreement, Borrower hereby specifically and irrevocably directs Agent to make all Advances to the account of Developer as described in the preceding sentence, and receipt of Advances by Developer, shall for all purposes satisfy any funding obligations of Lenders hereunder.

      Section 2B.10     Intentionally Omitted.

      Section 2B.11 Expenses and Disbursements Secured by Loan Documents. (a Agent may, at Agent's option, at any time and from time to time after the occurrence of an Event of Default under any Loan Document while the same shall be continuing, disburse, from the amounts made available to it by the Lenders, all or any part of any particular Draw Request or the Retainage either (i) to Borrower for disbursement in accordance with the Draw Request, (ii) to the General Contractor, Major Subcontractor in accordance with the General Contract, Major Contractor or other party, either directly or by check jointly payable to Borrower and such party, for all costs payable to such party, (iii) at Borrower's expense, to the Title Insurer, which shall pay said monies to the parties owed payment; or (iv) to any Guarantor in connection with such Guarantor's performance of the Guaranty Obligations (as defined in the Completion Guaranty).

            (b) At any time and from time to time and whether before or after a default hereunder, whether or not Borrower shall have submitted a Draw Request therefor, Agent shall disburse to itself and for the ratable benefit of the Lenders from Loan proceeds sums necessary to pay, when due, all interest due Lenders and all expenses reimbursable to Agent and Lenders hereunder, including, without limitation, Agent's Counsel Fees and Agent's Inspecting Consultant Fees. Unless an Event of Default by Borrower hereunder exists, the foregoing reimbursable expenses will not be funded by Agent without giving Borrower an opportunity to review and approve same, which approval may not be unreasonably withheld or delayed, it being understood that reasonable expenses which Borrower fails to approve may nonetheless be funded by or reimbursed to Lender, which will make final good faith determination as to whether expenses are reasonable. No such disbursement shall be deemed to cure or remedy any default by Borrower hereunder.

            (c) The execution of this Agreement by Borrower constitutes an irrevocable direction to make the disbursements in the manner set forth in Sections 2B.11(a) and 2B.11(b), and no further authorization from Borrower shall be necessary to warrant such disbursements, and all such disbursements shall satisfy pro tanto the obligations of Lenders hereunder and shall be secured by the lien of the Mortgage as fully as if made to Borrower, regardless of the disposition thereof by the General Contractor, or any Major Contractor, Major Subcontractor, Title Insurer or other person.

      Section 2B.12 Other Limitations and Requirements. The making of any disbursement by Agent shall not be deemed an acceptance or approval by Agent or any Lender (for the benefit of Borrower or any third person) of the work done or Improvements constructed. Notwithstanding anything contained herein to the contrary, neither Agent nor any Lender shall have any obligation to lend hereunder unless Agent is, at all times satisfied that the Improvements can be constructed lien-free in accordance with the Plans, and be open and ready for occupancy by the Completion Date for the sums set forth in the Budget.

      Section 2B.13 Contract Verification. From time to time, Agent may forward to all contractors, subcontractors, material suppliers, architects, engineers and other parties listed on any Draw Request, a contract verification to ascertain the correctness of the amount of the contract for each contractor, subcontractor, material supplier, architect, engineer and any other party as contained on the statement. In the event of any discrepancy between the amounts shown by the executed copies of the contracts, the Draw Request, and the verification of contract forms, Agent shall have the right to require that such discrepancies be eliminated to its full satisfaction.

      Section 2B.14 Budget Reallocations. Agent agrees not to unreasonably withhold its consent to Budget reallocations requested by Borrower provided (i) that at the time of any such request, there is no Event of Default then existing hereunder or under any other Loan Document, (ii) the Loan is "in balance" as defined in Section 2B.7, (iii) in the case of reallocation of savings, such savings are actual cost savings for work completed and fully paid for in connection with the construction of the Improvements or are cost savings that will be realized upon completion of work in progress, all as documented to the reasonable satisfaction of Agent, and all applicable requirements of the New York Lien Law are complied with, at the sole expense of Borrower, as determined by Agent in its sole discretion upon the advice of counsel, and (iv) under no circumstances may items designated in the Budget as Hard Costs be allocated to items designated in the Budget as Soft Costs, or vice versa until Agent shall have granted its prior written consent thereto, which consent shall not be unreasonably withheld, and all applicable requirements of the New York Lien Law are complied with, at the sole expense of Borrower, as determined by Agent in its sole discretion upon the advice of counsel.

      Section 2B.15     Required Equity.

            (a) Lender shall not be obligated to make any Advances hereunder until Borrower shall have contributed the full amount of the Required Equity and the full amount of the Required Equity shall have been fully disbursed to fund Project costs set forth in the Budget and approved by the Agent, with evidence of such payments delivered to the Agent promptly after the making thereof and prior to disbursement of any proceeds of the Loan. The Required Equity may be contributed by Borrower in the form of cash (including without limitation by means of the Banc One Financing obtained by Member and/or Alliance Holdings, Inc., provided same complies with Section 2B.15(b) hereof) or may be contributed by means of the Mezzanine Financing, all on the terms set forth herein, or any combination of cash and the Mezzanine Financing, prior to or following the Closing Date or prior to or following the date in which the Required Equity is fully funded. As of the date hereof, Borrower has delivered to Lender, in form acceptable in all respects to Agent, evidence that Borrower has contributed or shall contribute the full amount of the Required Equity (i) by paying, prior to the Closing Date designated project costs approved in writing by Agent and identified in the Budget and/or (ii) by procuring an irrevocable commitment or commitments to fund Project costs incurred after the Closing Date and approved by the Agent.

            (b) For the purposes of this Agreement, "MEZZANINE FINANCING" shall mean financing obtained by Borrower or Member from a lender reasonably acceptable to the Requisite Lenders. Both the Mezzanine Financing and the Banc One Financing must comply with the following terms and conditions: (i) such financing shall at no time be secured by any interest in the Premises or any part of the Project, but the Banc One Financing may be secured by a pledge of the equity interest of Alliance Holdings, Inc. in Member and the Mezzanine Financing may be secured by a pledge of the equity interest in Borrower by Member; (ii) the Banc One Financing and the Mezzanine Financing shall be subordinated to the Loans pursuant to a subordination and standstill agreement in form and substance satisfactory to the Requisite Lenders; (iii) principal payments in connection with such financing shall be deferred until the Loan has been fully repaid, (iv) interest payments in connection with such financing shall be deferred until such time as the Debt Service Coverage Ratio on the Project has exceeded 1.4:1.0 for at least two (2) consecutive calendar quarters;
(v) the lender providing the Banc One Financing or the Mezzanine Financing shall not have any right to prevent Agent from foreclosing on the Project or otherwise enforcing its rights under this Agreement or the other loan documents executed by Borrower in connection with the Loan and, in the event of a default by Borrower or Member of any of the terms and conditions of the Banc One Financing or the Mezzanine Financing, such lender shall not have any right to foreclose on the Project, but subject to the terms and conditions of the subordination and standstill agreement executed by such lender in favor of Lender, shall have the right to foreclose on the equity interest of Borrower held by Member or on the equity interest of Member held by the members of Member; and (vi) the terms and conditions of such financing and the agreements embodying the same shall be otherwise reasonably acceptable to the Requisite Lenders in all respects.

      Section 2B.16 Pro Rata; Commitments. (i) As used herein, the terms "PRO RATA," "RATABLE," "PROPORTIONATE" and words of similar import when used with reference to the Lenders mean (unless the context clearly otherwise indicates) pro rata according to the unpaid principal amounts owing to the respective Lenders under the Notes, or, if no principal is then owing to any Lender, according to the Commitment, as the case may be, of the respective Lenders.

            (ii) As used in this Agreement, the "COMMITMENT" of each Lender at any time means (A) the decimal figure set forth in Annex I opposite the name of the Lender multiplied by THIRTY SIX MILLION FOUR HUNDRED FIFTY SIX THOUSAND FOUR HUNDRED FOUR AND 00/100 DOLLARS ($36,456,404.00) minus (B) the outstanding principal balance of the Building Loan that was advanced by such Lender.

      Section 2B.17 Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of Lender's lien, setoff or counterclaim against Borrower, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, obtain payment (voluntary or involuntary) in respect of any Advance or Advances as a result of which the unpaid principal portion of its Advances shall be proportionately less than the unpaid principal portion of the Advances of any other Lender, such Lender shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Advance or Advances of such other Lender, so that the aggregate unpaid principal amount of the Advances and participation in the Advances held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all the Advances then outstanding as the principal amount of such Lender's Advances under its Note prior to such exercise of Lender's lien, setoff or counterclaim or other event was to the principal amount advanced under all of the Notes outstanding prior to such exercise of Lender's lien, setoff or counterclaim or other event; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in an Advance deemed to have been so purchased may exercise any and all rights of Lender's lien, setoff or counterclaim with respect to any and all moneys owing by Borrower to such Lender by reason thereof as fully as if such Lender had made an Advance directly to Borrower in the amount of such participation.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF BORROWER
                  ------------------------------------------

      Section 3.1 Representations and Warranties of Borrower. Borrower represents and warrants that:

            (a) Borrower. Borrower is a duly formed Ohio limited liability company, is in good standing under the laws of the State of Ohio, is fully authorized to do business in the State of New York, and has full power and authority to consummate the transactions contemplated hereby;

            (b) Borrower's Sole Member. The sole member of Borrower is Member. Member is a duly formed Ohio limited liability company, is in good standing under the laws of the State of Ohio, and has full power and authority to consummate the transactions contemplated hereby as the sole member and manager of Borrower. At all times while the Loan is outstanding, except as otherwise permitted by Section 4.2(m) below, Member shall be the sole member and manager of Borrower and shall own not less than one hundred percent (100%) of Borrower. The sole member and manager of Member is Alliance Holdings, Inc. Alliance Holdings, Inc. is a duly formed Pennsylvania corporation, and is in good standing under the laws of Pennsylvania. At all times while the Loan is outstanding, except as otherwise permitted by Section 4.2(m) below, Alliance Holdings, Inc. shall be the sole member and manager of Member;

            (c) Guarantor and Developer/Manager. Guarantor is a duly formed Delaware corporation, is in good standing under the laws of Delaware and has full power and authority to consummate the transactions contemplated by the Guaranties. Developer is a duly formed Delaware corporation, is in good standing under the laws of the Delaware, is fully authorized to do business in the State of New York and has full power and authority to consummate the transactions contemplated under the Development Agreement, the Management Agreement and the Assignment of Contracts;

            (d) Enforceability. All Loan Documents executed by Borrower have been duly authorized, executed and delivered, constitute the valid and binding obligations of Borrower, and are enforceable against Borrower in accordance with their respective terms;

            (e) Organizational Documents. The Membership Agreement has been duly executed by the parties thereto, is in full force and effect, and there exist no defaults thereunder or any event that with passage of time and the giving of notice if notice is hereunder required would constitute a default thereunder;

            (f) Financial Information. The Financial Statements of Borrower heretofore delivered to Agent fairly and accurately present the financial condition of Borrower as of the date thereof and no materially adverse change has occurred in the financial condition reflected therein since the date thereof. The Financial Statements have been prepared in accordance with sound accounting methods, principles and standards consistently applied and do not fail to state any information necessary to make such Financial Statements not materially misleading;

            (g) Insolvency. Borrower is not insolvent (as such term is defined in the Bankruptcy Code) and will not be rendered insolvent by execution of this Agreement or any other Loan Document to which it is a party or by the consummation of the transactions contemplated thereby;

            (h) Budget. The Budget presents a full, accurate and complete representation of all costs, expenses and fees which Borrower expects to incur or pay or anticipates becoming obligated to pay to complete construction of the Improvements;

            (i) Litigation. There are no actions, suits or proceedings pending, or to the knowledge of Borrower or Guarantor, as applicable, threatened, against or affecting Borrower, Guarantor or the Premises with respect to which an adverse decision is reasonably likely that would have a material adverse effect on Borrower, Guarantor or the Premises, or involving the validity or enforceability of the Mortgage, or the priority of the lien thereof, or the validity or enforceability of any Loan Document to which Borrower or Guarantor is a party, at law or in equity, before or by any Governmental Authority, and Borrower is not operating under or subject to, in default or in violation with respect to, any order, writ, injunction, decree or demand of any court or any Governmental Authority which would reasonably be expected to materially and adversely affect its ability to perform its obligations hereunder;

            (j) Legal and Contractual Restrictions. The consummation of the transactions contemplated hereby and the performance by Borrower or Guarantor of their respective obligations under this Agreement, the Mortgage, the Notes, the Security Agreement, the Payment Guaranty, the Completion Guaranty, the Operating Deficit Guaranty, the Environmental Indemnity Agreement, or any other Loan Document will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, bank loan or credit agreement, organizational document or other material agreement or instrument to which Borrower or Guarantor is a party or by which Borrower or Guarantor may be bound or affected;

            (k) Governmental Authority. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery and performance by Borrower or Guarantors of the Loan Documents that is required prior to the date hereof and has not yet been obtained;

            (l) Other Contracts. There is no default on the part of Borrower under or with respect to this Agreement, the Note, the Mortgage, any Approved Lease or any other Loan Document, and no event has occurred and is continuing which with the giving of notice (if notice is hereunder or thereunder required) and the passage of time would constitute a default under any of the aforesaid documents;

            (m) Usury. The maximum interest rate or interest rates for the Loan are not to Borrower's knowledge, after consultation with counsel, usurious;

            (n) Counterclaims and Defenses. Borrower has no counterclaims, offsets or defenses with respect to the Loan or with respect to the Notes or any other Loan Document;

            (o) Lien of Mortgage. To Borrower's knowledge, after consultation with counsel and the Title Insurer, the Building Loan Mortgage will, upon recordation thereof be a good and valid first lien on Borrower=s leasehold interest in the Premises (other than intangible personal property), subject to the Permitted Encumbrances, and upon such filing and recordation and the filing of the UCC Financing Statements in the proper offices, Agent will have a perfected, good and valid first security interest in all items of personal property described in the granting clause of the Building Loan Mortgage, the Security Agreement and the Assignment of Contracts, subject to the Permitted Encumbrances;

            (p) Encumbrances. Except for the Permitted Encumbrances, the Premises are not and will not be encumbered by any other Lien not expressly permitted hereunder or hereafter approved in writing by Agent, it being understood that Agent will not unreasonably withhold its approval of any reasonably necessary beneficial easements;

            (q) Approved Leases. With respect to the Approved Leases and any other leases affecting the Premises, Borrower shall, on a continuing basis, be deemed to have represented and warranted that the same are in full force and effect, have not been modified or amended in any material respect without the consent of Agent, not more than ten percent (10%) of Approved Leases are subject to actual or alleged Borrower defaults, and all conditions to the effectiveness thereof required to be satisfied as of the date hereof have been satisfied;

            (r) Condemnation, Eminent Domain, Access. Borrower has not received any notice of, and is not aware of, any actual, proposed or threatened exercise of the power of eminent domain or other taking by any governmental or quasi-governmental body or agency of all or any portion of the Premises or any interest therein, and no condition exists and no application is pending that would unreasonably inhibit use and occupancy of the Premises for its intended purpose or adversely modify, restrict or inhibit full access, ingress or egress to the Project from the adjacent roadways in any material respect;

            (s) Casualty. The Premises have not suffered any casualty or loss since the date of the appraisal required to be delivered to Agent under the provisions of this Agreement;

            (t) Pollutants. Except as specifically identified and disclosed in the environmental reports delivered to Lender, the Premises has never been used by Borrower to generate, manufacture, refine, produce, store, handle, transfer, process or transport any Pollutants in violation of any Environmental Law and Borrower has not used in the past, nor does Borrower intend to use, or permit to be used, in the future, during construction or otherwise the Premises for the purpose of generating, manufacturing, refining, producing, storing, handling, transferring, processing or transporting of any Pollutant in violation of any Environmental Law. Except as specifically identified and disclosed in the environmental reports delivered to Lender, Borrower has no knowledge of any Pollutant having been allowed to spill, leak, escape, be discharged, dumped, emptied or otherwise disposed of or dealt with on the Premises or incorporated into the Improvements or allowed to be discharged or drained into or on any property adjacent to the Premises or into any waters on or adjacent to the Premises or onto lands from which such Pollutants might seep, flow or drain into such waters in violation of any Environmental Law. The Premises (i) is not included or proposed to be included on the National Priorities List issued pursuant to Comprehensive Conservation Environmental

Response, Compensation and Liability Act ("CERCLA") by the United States Environmental Protection Agency ("EPA") or on the inventory of other potential "PROBLEM" sites issued by the EPA, (ii) has not otherwise been identified by EPA as a potential CERCLA site or included or proposed for inclusion on any list or inventory issued pursuant to any state environmental statute or issued by any other Governmental Authority, and (iii) is not located in a "WETLANDS". Borrower has not received any notice of, nor does Borrower have any knowledge of, any occurrence or circumstance which with notice or passage of time would give rise to a claim or Lien under or pursuant to any environmental rule, regulation, Requirement or statute of any Governmental Authority pertaining to any Pollutant.

            (u) Subdivision. The Land consists of one separate tax lot and is not part of a larger tract owned or leased by Borrower, and there are and will be no encroachments on or from the Land except as shown on the survey delivered by Borrower pursuant to this Agreement or as expressly permitted under applicable Requirements and approved by Agent and any adjacent property owner whose rights are affected by such encroachment;

            (v) Access. The Project has access to legally dedicated and accepted roads;

            (w) Borrower is, or by January 1, 2000 shall be, Year 2000 Compliant (as hereinafter defined). "Year 2000 Compliant" shall mean that all software, embedded microchips, and other processing capabilities utilized by and material to the business operations or financial condition of Borrower (including, without limitation, business operations conducted by Developer on Borrower=s behalf under the Development Agreement and the Management Agreement) are able to interpret and manipulate data on and involving all calendar dates correctly and without causing any abnormal ending scenario, including in relation to dates in and after the year 2000. Upon Lender=s written request, Borrower shall reasonably demonstrate (or shall cause Developer to reasonably demonstrate) compliance with the preceding covenant.

            (x) Plans. The Plans, have been approved by Borrower and Guarantor, and before the initial Advance, said Plans shall be approved by Agent, the Ground Lessor and, to the extent required by any Requirement or any restrictive covenant, the appropriate Governmental Authority and the beneficiary of any such covenant;

            (y) Construction Performed. All construction heretofore or hereafter performed complies and shall comply with all Requirements and the Ground Lease; Borrower has fully paid for all work performed through the date hereof (except for any retainage expressly provided for in the relevant Project Document) and has received lien waivers for all such work; the Improvements will be constructed wholly within the perimeter of the Land and substantially in accordance with the Plans; there are no structural defects in the Improvements (it being intended that the absence of structural defects shall be a pre-condition to the funding of any Draw Request); no violation of any Requirement or the Ground Lease exists with respect thereto and the anticipated use thereof complies with all Requirements and the Ground Lease and restrictive covenants affecting the Land and all requirements for such use have been satisfied to the extent possible as of the date hereof;

            (z) Utilities. All utility services necessary for the construction of the Improvements and the operation thereof for their intended purpose are available at the boundaries of the Land, including, without limitation, water supply, storm and sanitary sewer facilities, gas, electrical, and telephone facilities and the installation of said utility services to the Improvements can and will be completed by the Completion Date. Borrower has received permission, to the extent required, from the appropriate Governmental Authority and/or the provider of each utility service to connect the Improvements into each utility service provided the Improvements are constructed in accordance with the Plans;

            (aa) Compliance. All zoning, planning, land use (including, without limitation, the Zoning Resolution of the City of New York), construction, renovation, and environmental approvals, authorizations, licenses or permits necessary as of the date hereof to permit the Improvements to be constructed and operated shall be listed on a schedule to be delivered by Borrower to Agent on the Closing Date (together with copies of items listed in said schedule), and have been or will be acquired by Borrower as and when required, are or will be in full force and effect and Borrower has received no notice of a violation, revocation or termination of same and any rights to appeal the granting of such approvals have expired with no appeals being taken. Said permits are the only permits necessary to construct the Improvements in accordance with all Requirements. The Improvements, as described in the Plans and when completed, will comply with all zoning, environmental, air quality, subdivision, planning, building, land use (including, without limitation, the Zoning Resolution of the City of New York), and other similar types of laws, rules, regulations, ordinances, requirements, planning approvals and permit conditions imposed by any Governmental Authority. Any zoning or subdivision approval is based on no real property, or rights appurtenant thereto, other than the Land and rights encumbered by the lien of the Mortgage. To Borrower's knowledge, after consultation with counsel, the Improvements as, and to be, improved and used are not in violation of any covenants, conditions or restrictions of any kind or nature, whether or not of record, affecting all or any part of the Land or any interest therein. No amendment or change in any such permit, license or variance and no amendment or change in zoning or any other land use control has been sought or obtained or will be sought or obtained;

            (bb) Contracts. Borrower or Developer on Borrower's behalf has not made and is not aware of any contract or arrangement of any kind binding on Borrower or Developer on Borrower=s behalf in an amount in excess of $50,000, except those disclosed in writing on a schedule to be delivered to Agent on the Closing Date (or which may be entered into subsequent to the date hereof and disclosed in writing to Agent);

            (cc) Information. To Borrower's knowledge, no information, certification or report submitted to Agent by or on behalf of Borrower pursuant to this Agreement or otherwise in connection with the Loan or Borrower's requests or applications therefor contains any material misstatement of fact or fails to state a material fact necessary to make the information not misleading in any material respect;

            (dd) Draw Request. Each Draw Request, and the receipt of the funds requested thereby, shall have the effect stated in the definition of the term "DRAW REQUEST" and be accompanied by the items in said definition and such other items as are required by this Agreement;

            (ee) Use of Proceeds. Borrower will employ the Loan proceeds in accordance with the Budget and will not require and will not avail itself of any additional extension of credit for any purpose without Agent's prior written consent;

            (ff) Broker. Borrower has not retained the services of any broker in connection with the Loan (other than Shattuck Hammond Partners); and

            (gg) Investment Company Act; Other Regulations. Borrower is not an "INVESTMENT COMPANY", or a company "CONTROLLED" by an "INVESTMENT company," within the meaning of the Investment Company Act of 1940, as amended. Borrower is not subject to regulation under any Federal or State statute or regulation which limits its ability to incur the Obligations or any other indebtedness.

            LENDER   ACKNOWLEDGES   THAT  BORROWER  HAS  RELIED  SOLELY  ON  THE
DEVELOPER'S CERTIFICATE IN THE FORM ATTACHED HERETO AND MADE A PART HEREOF AS EXHIBIT E IN MAKING THE REPRESENTATIONS RELATING TO THE PREMISES AND THE PROJECT (AS DISTINGUISHED FROM THOSE REPRESENTATIONS RELATING TO BORROWER AND ITS ORGANIZATION) CONTAINED IN THIS SECTION 3.1 AND ELSEWHERE IN THIS AGREEMENT AND OTHER LOAN DOCUMENTS. IN THE EVENT THAT DEVELOPER'S OBLIGATIONS UNDER THE DEVELOPER'S CERTIFICATE SHALL TERMINATE PURSUANT TO THE TERMS THEREOF, BORROWER SHALL BE DEEMED TO HAVE MADE ALL OF THE REPRESENTATIONS IN THIS ARTICLE 3.1 ON ITS OWN ACCORD AND WITHOUT RELIANCE ON THE DEVELOPER'S CERTIFICATE. BORROWER EXPRESSLY ACKNOWLEDGES AND AGREES THAT NOTWITHSTANDING THE FOREGOING ACKNOWLEDGMENT BY LENDER, ANY MISREPRESENTATION CONTAINED HEREIN OR IN THE OTHER LOAN DOCUMENTS, WHETHER OR NOT MADE IN RELIANCE ON THE DEVELOPER'S CERTIFICATE, SHALL BE DEEMED A DEFAULT HEREUNDER BY BORROWER, SUBJECT TO ALL OF THE APPLICABLE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.


                                   ARTICLE IV

                              COVENANTS OF BORROWER
                              ---------------------

      Section 4.1 Affirmative Covenants of Borrower. Borrower covenants with Agent, for itself and for the ratable benefit of the Lenders, that, throughout the term of the Loan and any extensions thereof, Borrower will:


            (a) Structure of Borrower. Comply with all Requirements in order to maintain Borrower in good standing as a validly existing limited liability company under the laws of the State of Ohio, authorized to do business in the State of New York;

            (b) Performance of Obligations. Promptly comply with all conditions of this Agreement and the other Loan Documents with which Borrower is required to comply and any Requirement, the Ground Lease and/or restrictive covenant affecting the Land;

            (c) Notices. Promptly (upon transmittal or receipt) deliver to Agent copies of all material notices and correspondence with respect to: (i) any Project Document, (ii)
      any Loan Document, (iii) the financial condition of Borrower, (iv) Agent's and Lenders' security, and (v) any violation or potential violation of any Requirement or any approval, authorization, or permit issued in regard to the Premises or Improvements, and Borrower will promptly respond fully to any inquiry of Agent made with respect thereto, and will permit Agent, upon Agent's written request, to participate in any inquiry, hearing or meeting with regard to any of the foregoing and will furnish Agent, on demand, proof of compliance, or proof of the action Borrower is taking in order to comply, reasonably satisfactory in all respects to Agent; provided that Lender acknowledges that pursuant to the Development Agreement and the Management Agreement, Borrower has delegated to Developer certain of Borrower's duties under this Agreement and the other Loan Documents. Accordingly, during the term of the Development Agreement and/or Management Agreement, (i) Lender shall rely on any notice, demand or request for Advances from Developer as if such notices, demands or requests for Advances were made by Borrower, (ii) any notice, demand or request for Advances or modifications not signed by Developer shall be ineffective and (iii) Agent shall not act upon any request by Borrower for a material modification to any of the Loan Documents unless the same is in writing signed by both Borrower and Developer;

            (d) Additional Documents. Execute and deliver to Agent, from time to time, and as reasonably requested by Agent, such other documents as shall be reasonably necessary to provide the rights and remedies to Agent and Lenders granted or provided by the Loan Documents;

            (e) Maintenance of Premises. Maintain the Premises in good repair and safe condition at all times and if at any time any Pollutant shall be discovered buried under, manufactured or processed or stored on the Land in violation of Requirements, Borrower will promptly remove same in accordance with any and all Requirements;

            (f) Insurance. Maintain, at all times, insurance on the Premises in accordance with the requirements of the Mortgage;

            (g) Draw Request. Prior to Completion and satisfaction of all requirements of Section 6.4 hereof, submit to Agent at least once, but no more than once each calendar month a Draw Request (except Borrower may make an additional Draw Request to pay Interest or as otherwise provided herein);

            (h) Payment of Fees. On the Closing Date and thereafter promptly when due, pay the Commitment Fee, the Construction Administration Fee, the Agency Fee, Agent's Counsel Fees, Agent's Inspecting Consultant fees, all costs and expenses required to satisfy the conditions of this Agreement and all costs and fees of whatever nature incurred by Agent acting on its own behalf or as agent for itself and any participating Lenders in connection with the negotiation, consummation, execution, closing, syndication, administration and/or collection of the Loan, but specifically excluding any expenses incurred in connection with the negotiation, consummation, execution and closing of the Loan by any Lender (other than KCCI (individually or as Agent)) in excess of $5,000 each. Without limiting the generality of the foregoing, Borrower will pay: (i) mortgage recording taxes and recording fees, title insurance premiums and costs, escrow fees, flood zone determination fees, survey fees, appraisal costs, Agent's environmental audit and site inspection fees; and (ii) all reasonable fees and expenses incurred by Agent, and its respective agents and representatives in connection with any Event of Default under any Loan Document or the enforcement thereof. To the extent Agent, after the Initial Closing, deems it necessary in its reasonable judgment to employ counsel and/or consultants for any purpose relative to the Loan, the reasonable fees and expenses of such counsel and/or consultants shall be borne by Borrower. Any such fees and expenses incurred by Agent are to be paid promptly by Borrower in no event later than ten (10) Business Days from Agent's delivery of an invoice to Borrower. Borrower hereby agrees to indemnify and hold Agent harmless with respect to all of the foregoing costs, fees and expenses;

            (i) Use of Proceeds. Borrower shall receive the Advances of the Building Loan made hereunder and shall hold same in trust solely for, and shall expend, Building Loan proceeds solely for the purpose of paying costs of the improvement as defined in the New York Lien Law, and identified in the Budget and Borrower shall utilize Advances of the Soft Cost Loan solely for the purpose of paying costs identified in the Budget as Soft Costs. Borrower represents and agrees that it will not require and agrees that it will not avail itself of any additional extension of credit for the requisition and development of the Premises or the construction of the Improvements (except for financing expressly permitted hereunder). An affidavit pursuant to Section 22 of the Lien Law of the State of New York, is attached hereto as EXHIBIT C and made a part hereof;

            (j) Construction. Cause the construction of the Improvements to be prosecuted with diligence and continuity so as to complete and equip the same in accordance with the Plans, the Ground Lease, all Requirements and the Budget on or before the Completion Date free and clear of Liens or claims for Liens other than Permitted Encumbrances. Borrower will promptly deliver a copy of all proposed and executed Change Orders to Agent and Agent's Inspecting Consultant;

            (k) Standard of Construction. Construct and achieve Completion of the Improvements substantially in accordance with the Plans to the reasonable satisfaction of Agent and Agent's Inspecting Consultant and will not permit, and will promptly remove, any encroachment on the Land unless the same is insured over by the Title Insurer to the reasonable satisfaction of Agent, and Borrower will not allow the Improvements to encroach on any adjoining property or street, and if any such encroachment exists Borrower will promptly remove same unless the same is insured over by the Title Insurer to the reasonable satisfaction of Agent;

            (l) Inspections. Subject to the Approved Leases, permit Agent, Agent's Inspecting Consultant and/or Agent's agents and the other Lenders at all reasonable times to enter upon the Premises, and to inspect the Improvements and all materials to be used in the construction thereof and to examine all Plans which are or may be kept at the construction site, and will cooperate, and cause the General Contractor and the Major Contractors (and will use good faith efforts to cause the Major Subcontractors) to cooperate, with Agent's Inspecting Consultant to enable it to perform its functions;

            (m) Correction of Defects. Upon demand of Agent based upon the advice of Agent's Inspecting Consultant, correct any structural defect in the Improvements or any departure from the Plans deemed by Agent to be material, and the disbursement of any Loan proceeds shall not constitute a waiver of Agent's right to require compliance with this covenant with respect to any such defects or departures from the Plans; notwithstanding the foregoing, neither Agent nor Agent's Inspecting Consultant shall have any affirmative duty to Borrower or any third party to inspect for said defects or to call them to the attention of Borrower or anyone else and the failure to do so shall in no event give rise to any claim or liability to or on the part of any party;

            (n) Bonds. Obtain and deliver to Agent material and labor payment bonds and performance bonds, which bonds must be reasonably acceptable to Agent, for the General Contractor, naming Agent, for the ratable benefit of the Lenders, as a dual obligee thereunder;

            (o) Letter Agreements. Require Borrower's Engineer and Architect, the General Contractor and each Major Contractor to timely execute and deliver to Agent a letter in the form previously approved by the Agent;

            (p)  Foundation  Survey.   Deliver  to  Agent  a  foundation  survey
      complying with the requirements provided by Agent to Borrower on the Closing Date upon completion of the foundation;

            (q) As-Built Survey. Deliver to Agent an as-built ALTA/ACSM survey complying with the requirements set forth in the Commitment Letter upon Completion of the Improvements;

            (r) Indemnification. Protect, defend, indemnify and hold Agent and Lenders, and Agent's and each Lender's officers, directors, shareholders, employees and agents harmless from all claims, expenses, costs, losses, injury, liabilities (including liability for penalties), judgments, fines, damages, settlements, causes of actions, suits, demands, including attorneys fees and costs, arising from or related to: (i) any brokerage commissions or finder's fees claimed by any broker or other party arising by reason of the execution hereof or the consummation of the transactions contemplated hereby (except by any such broker or other party retained by Lender), (ii) any actions or omissions relative to the Premises including, without limitation, contract, personal injury (other than for Agent's or Lenders' gross negligence or wilful misconduct) or property damage claims,
      (iii) the Improvements or the construction thereof, (iv) the existence of any encroachment (except as shown on the survey delivered by Borrower pursuant to this Agreement and approved by Agent or as may be permitted under Section 4.1(k)) upon the Land or from any part of the Improvements encroaching on any adjoining property, street or easement, and (v) any action or lien pursuant to any environmental Requirement or clean up or compensation act, including the failure to comply with the terms of any order issued by any federal, state or municipal department or agency having regulatory authority over environmental matters with regard to the Premises or any other property owned by Borrower or the presence or existence of any Pollutant in violation of Requirements. If any action, suit or proceeding arising from any of the foregoing is brought against Agent or any Lender, Borrower will resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by Borrower (which counsel shall be reasonably satisfactory to Agent), unless, due to a conflict of interest, Agent or any Lender require such action, suit or proceeding to be resisted and defended by counsel of its own selection and is represented by such counsel (in which case Borrower shall be liable for the payment of Agent's and such Lender's reasonable attorney's fees), provided that prior to the occurrence and continuance of default, Agent or any Lender shall not settle or release any claim without the written consent of Borrower, which approval shall not be unreasonably withheld or delayed. If and to the extent that the foregoing provisions of this Section may be unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law. If Borrower shall fail to do any act or thing which it has covenanted to do hereunder or any representation or warranty on the part of Borrower contained herein or in any Loan Document shall be breached and such breach shall continue beyond any applicable notice and grace periods, Agent or any Lender may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose; provided, however, that no such action by Agent or any Lender shall relieve Borrower of any liability in connection with such failure or breach or be deemed to constitute a waiver of any default under this Agreement or such Loan Document. Any and all amounts so expended by Agent or any Lender shall be repayable to them by Borrower, promptly after Agent's demand therefor, with interest at the Default Rate from the date of expenditure by Lender to the date of repayment. The obligations of Borrower under this Section 4.1(r) shall survive the termination of this Agreement and the discharge of Borrower's other obligations hereunder. Notwithstanding the foregoing, to the extent the Guarantor shall have performed its obligations under the Guaranties and/or the Environmental Indemnity pertaining to the preceding obligations, neither Borrower nor any Guarantor shall be liable for duplicative fees and costs incurred by Agent or Lenders in connection with such obligations;

            (s) Security Interests. Grant Agent, for the ratable benefit of Lenders, a first lien and security interest, subject only to Permitted Encumbrances and liens permitted hereunder and that the Ground Lessor may have under the applicable provisions of the Ground Lease, in and to all furnishings, fixtures and equipment and other personal property owned and/or leased by Borrower and used in the operation of the Improvements immediately upon acquisition of same or any part of same and will deliver to Agent, promptly following demand, copies of all documents which evidence Borrower's title to or a leasehold interest in any materials, fixtures or articles incorporated in the Improvements. Borrower shall not enter into conditional sales contracts or lease agreements for equipment to be used in the construction or operation of the Improvements, except for office equipment, furniture and other machinery or equipment used in the day-to-day operation and maintenance of the Improvements, the value of which in the aggregate shall not exceed $500,000;

            (t) Permits. Obtain and keep all permits, licenses and authorizations required for the construction, use and operation of Premises, including without limitation the temporary certificate of occupancy covering the Improvements, in full force and effect, promptly comply with all conditions thereof, and upon Agent's request, promptly deliver to Agent evidence of compliance and promptly notify Agent of any violation, revocation or termination of same;

            (u) Easements. Procure such easements, cross easements or operating agreements as Agent may reasonably deem necessary for the use of the Premises and will submit same to Agent for approval prior to the execution thereof by Borrower, accompanied by a drawing or survey showing the location thereof;

            (v) Compliance with Requirements. Promptly comply with all Requirements which affect the Premises or for which a notice of violation or non-compliance has been issued and promptly deliver to Agent evidence of such compliance and copies of any such notices of violation or non-compliance;

            (w) Payment of Claims; Notice to Agent of Claims. Promptly pay all costs and expenses incurred in connection with the Premises, and Borrower shall cause the Premises to be kept free and clear of any Liens other than Permitted Encumbrances. Within thirty (30) days after filing of any Lien, Borrower shall cause such Lien to be discharged, released of record or bonded over for a sum and in a manner by a reputable surety each in all respects acceptable to Agent; notify Agent in writing within ten (10) days thereof should any mortgage, lien, notice of lien, stop notice, encumbrance or charge or any other security instrument whatsoever against the Property (other than the Permitted Encumbrances), Improvements, Personal Property, or other collateral covered by the Loan Documents or any part thereof come to Borrower=s attention. Borrower shall do all acts and execute all additional documents required by Agent to maintain the priority of the lien of the Building Loan Mortgage and the Soft Cost Mortgage and to comply with the Lien Law of the State of New York.

            (x) Financial Statements. Furnish to Agent: (i) Commencing on Completion and with respect to monthly statements ending upon the achievement of the Intermediate Threshold with respect to Borrower, not later than forty-five (45) days after the end of each calendar month, and, not later than one hundred twenty (120) days after the close of Borrower's fiscal year, a balance sheet, a statement of profit and loss, and a statement of changes setting forth in comparative form figures for the preceding month or year, as the case may be. The annual statements delivered by Borrower shall be certified by an officer of Borrower or Developer. After the Intermediate Threshold has occurred, Borrower may submit quarterly statements in lieu of the monthly statements required hereunder. All such financial statements shall be certified by an officer of Borrower or Manager; (ii) With respect to Guarantor, not later than forty-five (45) days after the end of each calendar quarter, and, not later than one hundred twenty (120) days after the close of Guarantor's fiscal year, a balance sheet, a statement of profit and loss, and a statement of changes setting forth in comparative form figures for the preceding year or quarter, as the case may be. The annual statements (but not the quarterly statements) delivered by Guarantor shall be audited and certified by Ernst & Young LLP or another firm of independent certified public accountants, reasonably acceptable to Agent. All such financial statements shall be certified by officer of Guarantor; (iii) Such other financial statements required pursuant to the terms of the Mortgage or as may be reasonably requested by Agent;

            (y) Approved Leases. Use reasonable efforts to fully lease the Improvements. All leases must comply with the leasing guidelines set forth in Section 4.2(i) hereof. Borrower shall obtain the prior written approval of Agent for each lease if required by Section 4.2(i).

            (aa) Additional Documents. Execute and deliver to Agent, from time to time, such other documents as shall be reasonably necessary to provide the rights and remedies granted or provided by the Loan Documents;

            (bb) Rent Rolls. From and after the date of Completion, deliver to Agent, (i) not less than monthly prior to Stabilization and quarterly thereafter, on or before the fifth (5th) day of such month or calendar quarter, as the case may be, a rent roll and a "Leasing Report" relative to any vacant units which shall summarize resident applications received and leasing progress, certified by Borrower or Manager on behalf of Borrower to be true and complete and containing Borrower's or Manager's certification that, except as specifically noted, (1) all of the Leases then in effect comport with the requirements of Section 4.2(i) hereof, including the requirement that such Leases do not vary in any material way from the form of lease previously approved by Agent and the requirement that the fixed rent under each such Lease is not less than the rates set forth on EXHIBIT F; (2) there have been no prepayments under such Leases greater than thirty (30) days (except for security deposits shown on such rent roll); and (3) the aggregate of (x) the revenues from such Leases and
      (y) the pro forma rentals for the then vacant units determined in accordance with the pro forma rentals set forth on Exhibit F are no less than ninety-five percent (95%) of the total pro forma rentals set forth on Exhibit F, and otherwise containing such information and being in such form as Agent may reasonably require, and (ii) not less than one hundred twenty (120) days following the end of Borrower=s fiscal year, an annual pro forma operating statement for the Improvements, prior to Completion, Borrower shall deliver to Agent a monthly Leasing Report;

            (cc) Operating Budget/Cash Flow. Deliver to the Agent facility summary reports for the Project in form and substance satisfactory to Agent, which shall be broken down on a line item basis (including a line item for NOI) and shall include an occupancy summary and a profit and loss summary (each, a "FACILITY SUMMARY REPORT"). Such Facility Summary Reports will be provided monthly from Substantial Completion until Stabilization has been achieved, with quarterly reports being permitted after Stabilization has been achieved, within forty-five (45) days after the end of each calendar month or quarter, as applicable. As used herein,"STABILIZATION" shall mean, and shall have been achieved, when the Debt Service Coverage Ratio for the Project following the Intermediate Threshold has exceeded 1.2 to 1.0 for at least three (3) consecutive calendar months. As used HEREIN,"INTERMEDIATE THRESHOLD" (which must occur no later than the twelfth (12th) month following Substantial Completion to be effective) shall mean, and shall have been achieved when: (i) at least six (6) months have elapsed since Substantial Completion; (ii) not less than 87.5% of the units then scheduled to be occupied, as set forth in the Occupancy Schedule attached hereto and made a part hereof as EXHIBIT F, are then occupied and all payments are being made in accordance with the terms of Approved Leases, and (iii) the NOI of the Project on a cumulative basis for the period from Substantial Completion through the last day covered by the most recent monthly Facility Summary Report submitted by Borrower and approved by Agent, as set forth in such Facility Summary Report, is no less than 87.5% of the projected NOI set forth in the Budget (or any revised projected NOI approved by the Requisite Lenders in writing for such respective period);

            (dd) Debt Service Coverage Ratio. Achieve and maintain a minimum Debt Service Coverage Ratio for the Project, as determined by Agent based upon information provided by Borrower within forty-five (45) days of the end of each calendar quarter, of (i) 1.0 to 1.0 at the end of quarters 5 and 6 following Substantial Completion; and (ii) 1.2 to 1.0 at the end of quarter 7 following Substantial Completion, and each quarter subsequent thereto, as determined quarterly on a rolling basis including up to four quarters commencing with quarter 7. For example, in quarter 8, the calculation will include figures from quarters 7 and 8 only; in quarter 10, the calculation will include figures from quarters 7, 8, 9 and 10.

            (ee) Occupancy of the Project. Achieve and maintain occupancy of the Project after Substantial Completion, as established to Agent's satisfaction, at not less than the following scheduled levels measured at the end of such period:

                  Quarter 2 following Substantial Completion:           43.75%
                  Quarter 3 following Substantial Completion:           55.13%
                  Quarter 4 following Substantial Completion:           65.63%
                  Quarter 5 following Substantial Completion:           76.13%
                  Quarter 6 following Substantial Completion:           83.13%
                  Quarters 7-10 following Substantial Completion:       83.13%

            (ff) Guarantor's Net Worth. Provide to Agent a certificate, in form reasonably acceptable to Agent, on a quarterly basis, within forty-five days (45) of the end of each calendar quarter, evidencing that Guarantor's minimum net worth is equal to $70,000,000.

            (gg) Guarantor's Liquidity. Provide to Agent a certificate, in form reasonably acceptable to Agent, on a quarterly basis, within forty-five
      (45) days of the end of each calendar quarter, evidencing that Guarantor has Liquid Assets equal to at least $5,000,000.

            (hh) Compliance With Ground Lease. Comply in all respects with the Ground Lease, including, without limitation, the provisions of Article 11 thereof governing construction of the Project, and the provisions of
      Article 40 thereof governing non-discrimination and comply with all of the instruments and agreements with which Borrower is required to comply pursuant to the Ground Lease, including, without limitation, the Master Lease, the Master Development Plan and the Design Guidelines.

            (ii) Post-Closing Conditions. Borrower shall satisfy the Post-Closing Conditions set forth in Section 2B.7, if any, on or before the Post-Closing Delivery Date and in no event later than the Post-Closing Default Date.

            (jj) Agent's Sign on the Premises. Authorize Agent (i) to erect, at its option, and solely at Agent's expense, a sign on the Premises indicating that Agent and the Lenders are the source of the financing for the Improvements and (ii) to use Borrower's name and the location of the Improvements in any published advertisement. Any sign must be in compliance with applicable ordinances and the Ground Lease and shall be removed upon Completion;

            (kk) Borrower and/or Guarantor on Borrower's behalf shall establish and maintain the Interest Rate Protection Facility and comply with the Forward Treasury Lock Agreement. Borrower and/or Guarantor on Borrower's behalf shall establish the Interest Rate Protection Facility by effecting transactions pursuant to the Forward Treasury Lock Agreement as follows: in an amount not less 25% of the aggregate original principal amount of the Loan on or before the Closing Date; in an amount not less than 50% of the aggregate original principal amount of the Loan on or before the thirtieth (30th) day following the Closing Date; in an amount not less than 75% of the aggregate original principal amount of the Loan on or before the sixtieth (60th) day following the Closing Date; and in an amount not less than 100% of the aggregate original principal amount of the Loan on or before the ninetieth (90th) day following the Closing.

      Section 4.2 Negative Covenants of Borrower. Borrower will not, without the prior written consent of Agent throughout the term of the Loan and any extensions thereof:

            (a) Interest in Premises. Except for Approved Leases and other Permitted Encumbrances, create, effect, consent to, contract for, agree to make, suffer or permit any conveyance, sale, assignment, transfer, lien, pledge, mortgage, security interest, encumbrance or alienation of the Land, the Improvements or any interest in a portion of the Land or the Improvements, whether effected directly, indirectly, voluntarily, involuntarily, or by operation of law or otherwise. No other financing or mortgaging of the Land or the Improvements shall be permitted while the Loan or any portion thereof is outstanding, it being understood that neither the BancOne financing nor the Mezzanine Financing (provided they always comport with the requirements of Section 2B.15(b) hereof) shall violate this provision;

            (b) Ownership. Change the ownership (directly or indirectly) or the structure of Borrower or its members, and no member shall sell, assign, pledge, hypothecate or encumber or transfer its membership interest in Borrower provided, however, that the foregoing provision shall not be deemed violated by (i) a foreclosure and acquisition of the equity interest in Borrower or Member by the lender (or an affiliate of the lender) providing the Mezzanine Financing or the Banc One Financing, provided that the Banc One Financing or Mezzanine Financing, as applicable, and such foreclosure and acquisition, complies in all respects with Section 2B.15(b) and the subordination and standstill agreement delivered by such lender pursuant to Section 2B.15(b); (ii) an acquisition of the equity interest in Borrower directly by Developer (or any other wholly owned subsidiary of the Guarantor) on the express terms and conditions set forth in Section 4.2(m) hereof; or (iii) any change of ownership of Alliance Holdings, Inc., provided Brookdale Living Communities of New York - BPC, Inc. is then the Developer under the Development Agreement and the Manager under the Management Agreement and the foregoing agreements are then in full force and effect. Borrower shall not permit or allow the Membership Agreement to be amended, terminated or modified;

            (c) Amendment to Documents. Except as permitted hereunder, (i) modify or amend or terminate (other than by full performance thereof) any Loan Document, or (ii) modify or amend or terminate any Project Document (except as permitted in Section 4.2(d) below and except for non-material changes to Approved Leases that do not have the effect of reducing the aggregate revenues from the Leases to less than ninety-five percent (95%) of the "gross potential rents" for the applicable period set forth on Exhibit F hereto, without the prior consent of Agent which consent will not be unreasonably withheld (as to Project Documents only);

            (d) Change Orders. Without the written consent of Agent, Ground Lessor (if required), any lessee under an Approved Lease (if required under such Approved Lease), any Governmental Authority whose permission may be required, or any other person or entity whose consent may be required by any easement, agreement or other document, suffer or permit any material modification of or material deviation from the Plans, nor shall Borrower allow any change orders to be executed or permit the performance of any work pursuant to any Change Order which exceeds the Change Order Amount (whether an add or a deduct or a reallocation) or the Aggregate Change Order Amount (whether an add or a deduct or a reallocation), or which (regardless of the amount) adversely affects the quality of the Improvements, or which adversely affects the quality of any of the materials or equipment to be used in the Improvements, or which increases or reduces the floor space as set forth in the Plans, or which modifies any of the parameters set forth in the definition of
      Improvements, or which might result in any increase in the Budget. Borrower will not make any changes which could give rise to a defense by the bonding company to its obligations under the payment and performance bonds required hereunder, or which are deemed by Agent's Inspecting
      Consultant   to  adversely   affect  the   structural   integrity  of  the
      Improvements;

            (e) Other Agreements. Execute any contract or become party to any arrangement for the performance of work on the Premises in excess of $200,000 without first providing written notice to Agent and, if Agent shall so request, without providing a copy of such proposed contract to Agent;

            (f) Agreements Affecting the Premises. Without the prior consent of Agent, which consent shall not be unreasonably withheld or delayed (such consent having been granted with respect to the Development Agreement, the Management Agreement, the Ground Lease, the General Contract, the Architect's Agreement, Approved Leases and the Engineer's Agreement) enter into any development, leasing, management or other similar agreement that constitutes a Major Contract, or fail to provide a letter, in form and substance satisfactory to Agent, executed by the other party to said agreement

      (including those agreements to which Agent has consented) to the effect, that upon a default under any Loan Document and Agent's acquisition and/or obtaining control of the Premises on behalf of the Lenders through foreclosure, sale or other means, such agreement shall terminate upon Agent's request at no cost to Agent and Lenders (provided that no such letter will be required if the agreement in question contains the foregoing provision);

            (g) Pollutants. Either during construction or thereafter, permit the Premises to be used to generate, manufacture, prepare, produce, store, handle, transfer, process, spill or empty or otherwise dispose of any Pollutant in violation of any Requirement, and if same is found to exist, Borrower shall take all steps to promptly remove such Pollutants in accordance with all Requirements;

            (h) Subdivision. File any application or seek any subdivision approval for the Land or file or record any subdivision or parcel map or accept any subdivision approval, nor shall Borrower consent to, join in, knowingly permit or approve any change in the zoning of the Land unless required by law or with Agent's prior written consent;

            (i) Leasing and Leasing Guidelines. Borrower will not enter into any lease of all or any portion of the Premises unless the following conditions are met: such lease or similar agreement is an Approved Lease or (1) such lease does not vary in any material way from the form of lease provided to and approved by Agent (and the Ground Lessor, to the full extent required under the Ground Lease, a copy of which consent, if required, shall be delivered to Agent) prior to the execution of any such lease by Borrower, (2) the fixed rent under such lease, when aggregated with the fixed rent payable under all leases then in effect and the pro forma rentals for the then vacant units set forth on Exhibit F, is not less than ninety-five percent (95%) of the total pro forma rentals set forth on Exhibit F, and (3) the term thereof shall be not less than six
      (6) months;

            (j) Termination of Lease. Terminate or accept the surrender of any lease, (other than the agreements pursuant to which the assisted living/independent living units are occupied), without the prior written consent of Agent unless, with respect to termination of any lease, the lessee is in default thereunder after the expiration of any notice or grace periods;

            (k) General Contract. Terminate or accept the surrender of, or amend or modify, the General Contract, (except for Change Orders expressly permitted hereunder) without the prior written consent of Agent, which consent shall not be unreasonably withheld or delayed;

            (l) Other Contracts. Terminate or accept the surrender of, or amend or modify in any material respect, the Development Agreement or the Management Agreement, without the prior written consent of Agent, which consent shall not be unreasonably withheld or delayed; and

            (m) Mergers, Admission of New Members. Except as expressly permitted by Section 4.2(b) or this Section 4.2(m), none of Borrower, Member, or Guarantor will merge or consolidate with, or sell, assign, lease or otherwise dispose of all or substantially all of its assets to, any other person, or permit any other person to be admitted as a new or substitute member or manager in Borrower, except that Guarantor may directly or through a wholly-owned Affiliate acquire (and assume all obligations of) Borrower or Member; provided, however that, notwithstanding the foregoing, and only if there are then no outstanding Events of Default, and (i) Agent shall have received written notice thirty (30) days prior to any proposed merger or consolidation of Guarantor, (ii) such Guarantor shall have delivered to Agent copies of all documents to effect such merger or consolidation,
      (iii) Agent shall have determined in its sole and absolute discretion that following such proposed merger or consolidation the surviving entity will meet the minimum net worth and liquidity requirements of Sections 4.1(ff) and 4.1(gg) hereof), (iv) such Guarantor shall have caused to be delivered to Agent such opinions of counsel as Agent may reasonably request, which opinions shall be satisfactory to it in all respects, and (v) such Guarantor shall have paid any and all expenses, including, without limitation, reasonable legal expenses, in connection with Agent's review of any of the foregoing, then no further approval of said transaction shall be required, provided, the surviving entity assumes in writing all obligations of Guarantor under the Guaranties to Lender.


                                    ARTICLE V

                                EVENTS OF DEFAULT
                                -----------------

      Section 5.1 Events of Default. The following shall constitute defaults hereunder and upon the giving of notice and the passage of time, if any provided in Section 5.2, shall, unless a right to cure exists under this Agreement or the applicable Loan Document and such default is cured as provided herein or therein, constitute "EVENTS OF DEFAULT" hereunder:

            (a) if any default shall occur and continue beyond any notice (if notice is required) and cure period (if a cure period is provided) under the Mortgage or any other Loan Document including, without limitation the Soft Cost Loan Agreement, or if a Significant Party shall be in default beyond applicable notice and cure periods under or attempt to terminate any Loan Document, and such default continues beyond any such notice and cure period;

            (b) if Borrower shall fail to pay when due any installment of interest or principal or the Agency Fee or any other sums payable, or if Borrower shall fail to reimburse any Lender, when required, any sums due under this Agreement, the Notes, the Mortgage or any other Loan Document, or if Borrower shall fail to comply with any monetary covenant made by it in any Loan Document;

            (c) if a Significant Party shall fail to comply with any of the nonmonetary covenants made by it in this Agreement (including, without limitation, any violation of the negative covenants set forth in Section 4.2(b) or 4.2(m) or the covenant to execute new Notes as provided in Section 7.14(b)), the Notes, the Mortgage or in any other Loan Document, or if at any time any representation or warranty made by a Significant Party to Agent or any Lender in this Agreement or in any other Loan Document or in any certificate delivered in connection herewith shall be false or misleading to an extent deemed by Agent, in its reasonable judgment, to be material;

            (d) if a judgment is entered against the Borrower, or if there is a levy upon any ownership interest in the Borrower, which in the reasonable judgment of Agent would materially and adversely affect the ability of such party to perform any of its respective obligations under any Loan Document, or, subject to the provisions of Section 1.06(c) of the Mortgage, a lien for the performance of work, the supply of materials or otherwise, be filed against the Premises and such judgment or lien remains unsatisfied or unbonded for a period of thirty (30) days after notice of filing thereof, provided that within said thirty (30) day period the Premises are not the subject of any writ, levy, execution or sequestration; provided, however, the Borrower may timely appeal same provided said appeal is in good faith, is diligently pursued, said appeal is permitted by law, said appeal has the effect of staying any type of action on such judgment or lien, the Borrower posts any security required by law which security shall be reasonably satisfactory to Agent, and said appeal does not subject Agent or the Premises to any civil or criminal penalties;

            (e) if a Significant Party shall (i) suspend or discontinue its business, or (ii) make an assignment for the benefit of creditors, or (iii) admit in writing its inability to pay its debts as they become due, or (iv) file a voluntary petition in bankruptcy, or (v) become insolvent (as defined in the Bankruptcy Code), or (vi) file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment of debt, liquidation or dissolution or similar relief under any present or future statute, law or regulation of any jurisdiction, or (vii) petition or apply to any tribunal for any receiver, custodian or any trustee for any substantial part of its property, or (viii) be the subject of any such proceeding commenced against it which remains undismissed for a period of sixty (60) days, or (ix) file any answer admitting or not contesting the material allegations of any such petition filed against it, or of any order, judgment or decree approving such petition in any such proceeding, or (x) seek, approve, consent to, or acquiesce in any such proceeding, or in the appointment of any trustee, receiver, custodian, liquidator, or fiscal agent for it, or any substantial part of its property, or an order is entered appointing any such trustee, receiver, custodian, liquidator or fiscal agent and such order remains in effect for sixty (60) days;

            (f) if an order for relief is entered under the Bankruptcy Code or any other decree or order is entered by a court of competent jurisdiction (i) adjudicating a Significant Party bankrupt or insolvent, or (ii) approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of a Significant Party, or (iii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of a Significant Party or of any substantial part of the property of any thereof (other than a decedent's estate), or (iv) ordering the winding up or liquidation of the affairs of a Significant Party and any such decree or order continues unstayed and in effect for a period of sixty (60) days;

            (g) if the Premises, or any interest therein, be sold or in any manner encumbered or conveyed without the prior written consent of Agent, except as expressly permitted hereunder (or if any interest in Borrower be sold, assigned, pledged or encumbered except as permitted by Section 4.2(b) and
Section 4.2(m), including in connection with the Mezzanine Financing or the Banc One Financing);

            (h) if the Premises or any part thereof shall be condemned or damaged by fire or other casualty unless the requirements set forth in the Mortgage for restoration of the Premises are promptly commenced and satisfied;

            (i) if Borrower shall enter into any lease of the Premises which does not qualify as an Approved Lease under this Agreement or if Borrower shall be in default under ten percent (10%) or more of the Approved Leases;

            (j) if, except as otherwise permitted hereunder in each case, Borrower shall materially amend, modify or vary any Approved Lease, or if Borrower shall consent to or acquiesce in the surrender of any Approved Lease, or if more than ten percent (10%) of Approved Leases shall be terminated unless a lessee is in default thereunder after the expiration of any notice or grace periods;

            (k) if any material  provision of this  Agreement or any of the Loan
Documents shall at any time for any reason cease to be valid and binding on any Significant Party, or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by any Significant Party, or a proceeding shall be commenced by any Governmental Authority having jurisdiction over any Significant Party seeking to establish the invalidity or unenforceability thereof, or a Significant Party shall deny that it has any or further liability or obligation under this Agreement or any of the Loan Documents; provided, however, that if a proceeding shall be commenced by any Governmental Authority seeking to establish the invalidity or unenforceability of this Agreement or any other Loan Document, a Significant Party may timely contest the validity of such proceeding provided said contest is in good faith, is diligently pursued, said contest is permitted by law, said contest has the effect of staying any type of action pursuant to such proceeding, the Significant Party posts any security required by law which security shall be reasonably satisfactory to Agent, and said contest does not subject Agent, or any Lender, or the Premises to any civil or criminal penalties;

            (l) (i) if at any time any representation or warranty made by any Significant Party in the Payment Guaranty, the Completion Guaranty, the Operating Deficit Guaranty, the Environmental Indemnity Agreement or any other Loan Document or any certificate executed by any Significant Party in connection with the Loan or any other Loan Document shall be false or misleading to an extent deemed material as reasonably determined by Agent, or (ii) if any Guarantor shall fail to comply with any covenant made by it in the Payment
Guaranty, the Completion Guaranty, the Operating Deficit Guaranty, or the Environmental Indemnity Agreement and such failure is not cured by Guarantor within the time period provided in the Payment Guaranty, the Completion Guaranty, the Operating Deficit Guaranty, or the Environmental Indemnity Agreement, as the case may be, or if a default (except as set forth in (l)(i) above) by Guarantor shall occur under the Payment Guaranty, the Completion Guaranty, the Operating Deficit Guaranty, or the Environmental Indemnity Agreement and shall continue beyond any applicable grace period, or if Guarantor shall revoke or attempt to revoke, disavow, contest, commence any action or raise any defense against its obligations under the Payment Guaranty, the Completion Guaranty, the Operating Deficit Guaranty, or the Environmental Indemnity Agreement;

            (m) if Borrower executes any conditional bill of sale, chattel mortgage or other security instrument covering any materials, fixtures or personal property used in the construction or operation of the Improvements, or intended to be incorporated therein except as expressly permitted hereunder or by Agent or required under the Ground Lease;

            (n) if the construction of the Improvements is not carried on with reasonable dispatch or at any time be discontinued for a period of ten (10) or more consecutive Domestic Business Days for reasons other than Force Majeure or if the Project does not open as scheduled within thirty (30) days of the Completion Date;

            (o) if the Improvements, in the reasonable judgment of Agent, (i) are not or cannot be completed lien-free on or before the Completion Date, subject to Force Majeure, or (ii) are not completed lien-free (it being understood that Permitted Encumbrances are not prohibited liens hereunder), or if Completion has not occurred on or before the Completion Date, subject to Force Majeure;

            (p) if Agent or its representatives or Agent's Inspecting Consultant are not permitted, subject to Approved Leases, at all reasonable times, to enter upon the Premises and to inspect the Improvements and the construction thereof and all materials, fixtures and articles used or to be used in the construction thereof and to examine all Plans, or if Borrower shall fail within seven (7) days to furnish to Agent or its authorized representative, when requested in writing, copies of such Plans;

            (q) if the temporary certificate of occupancy or the permanent Certificate of Occupancy, as applicable, covering the Project shall be revoked or expire;

            (r) if Borrower is unable to satisfy any condition of its right to the receipt of an Advance requested hereunder for a period in excess of thirty
(30) days;

            (s) if Agent's Inspecting Consultant certifies that the construction of the Improvements is not substantially in accordance with the Plans or substantially in accordance with applicable Requirements;

            (t) except as expressly provided in Section 4.2(b) and 4.2(m), if at any time while the Loan is outstanding, Member (or any successor entity permitted hereunder or otherwise approved by Agent) shall own and control less than one hundred percent (100%) of Borrower or shall cease to be the sole member and manager of Borrower (subject to Developer's special management rights pursuant to the Membership Agreement); or

            (u) if Borrower shall fail to secure a Certificate of Occupancy for the full use and occupancy of the entire Premises within two (2) years of the date of issuance of the temporary certificate of occupancy;

            (v) if Borrower shall be in default under the Ground Lease beyond the applicable notice and cure periods afforded to Borrower thereunder;

            (w) if Borrower shall fail to satisfy the Post-Closing Conditions on or before the Post-Closing Default Date; or

            (x) if Borrower shall fail to cause Guarantor to establish, maintain and comply with the Cap Agreement and the Interest Rate Protection Facility.

      Section 5.2 Grace Periods. The defaults described in Section 5.1 shall constitute Events of Default hereunder upon the giving of the following notices and the passage of the following time periods:

            (a) with respect to any default under Section 5.1(b) above, five (5) Domestic Business Days after the occurrence of such default; notwithstanding anything contained herein to the contrary, neither Agent nor any Lender shall have any obligation to give written notice of such default;

            (b) with respect to any non-monetary  default under Sections 5.1(c),
(h), (l)(i) or (q) above, thirty (30) days after the date written notice of such default is sent to Borrower by Agent, provided that if such default is not curable within such thirty (30) day period, then Borrower shall have up to ninety (90) additional days to cure same, provided Borrower promptly commences and at all times is diligently attempting to cure such default, Agent has determined in its reasonable discretion that the continued existence of such default will not adversely affect the collateral for the Loan and that there are no other defaults hereunder;

            (c) with respect to any of the defaults described in Section 5.1(n),
(o), (p), (r) or (s) above, ten (10) days after the date notice of such default is sent to Borrower by Agent and the same is not cured with such ten (10) day period; and

            (d) with respect to any of the defaults described in Sections 5.1(a), (d), (e), (f), (g), (i), (j), (k), (l)(ii), (m), (t) or (u) above, there shall be no requirement that Agent or any Lender send notice of default and there shall be no opportunity to cure, except as may be applicable in Section 5.1(l).

            (e) notwithstanding anything contained herein or in any of the Loan Documents, upon the occurrence of an Event of Default, in the event Agent (i) declares the entire principal amount under the Notes then outstanding due and payable in accordance with any of the Loan Documents or (ii) institutes foreclosure proceedings in accordance with the terms of the Mortgage, Borrower shall not have the right or opportunity to cure any Event of Default thereafter without first receiving Lender's consent.

      Section 5.3 Rights of Agent and Lenders. Subject to Section 6.3(b) hereof,
(a) upon the occurrence and during the continuation of a default, Agent and Lenders may, without notice to Borrower, cease funding amounts not yet advanced hereunder or under the Loan. Upon the occurrence and continuation of an Event of Default, Agent may, in its sole discretion, at the same or different times, in addition to any right or remedy available to it under the Mortgage or any other Loan Document or permitted by law or equity, declare the Obligations and all sums then owing by Borrower hereunder to be forthwith due and payable, whereupon all such sums shall become and be immediately due and payable without presentment, demand, notice and protest, notice of dishonor, notice of intent to accelerate, notice of acceleration or notice of any other kind, except as may be specifically required under this Agreement or the Note or the Mortgage, and Agent, for the ratable benefit of the Lenders, shall have the right to enter into possession of the Premises and perform any and all work and labor necessary to complete the Improvements and employ watchmen to protect the Premises and the Improvements and all sums expended by Agent in connection with the construction of the Improvements shall be deemed to have been paid to Borrower and secured by the lien of the Mortgage (as shall any other sums advanced by Agent for whatsoever purpose relative to the Loan or the Improvements). For this purpose, Borrower hereby constitutes and appoints Agent its true and lawful attorney-in-fact with full power of substitution to complete the Improvements, and hereby empowers said attorney or attorneys after the occurrence and during the continuance of an Event of Default to do the following: to use any funds of Borrower including any balance which may be held in escrow and any funds which may remain unadvanced hereunder for the purpose of completing the Improvements; to make such additions and changes and corrections in the Plans which shall be necessary to complete the Improvements; to rent the Premises; to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for said purposes; to pay, settle or compromise all existing bills and claims which are or may be Liens against the Premises, or may be necessary or desirable for the completion of the work or the clearance of title; to execute all applications and certificates in the name of Borrower which may be required by any construction contract; and to do any and every act with respect to the construction of the Improvements which Borrower may do in its own behalf. It is understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked. Said attorney-in-fact shall also have power to prosecute and defend all actions or proceedings in connection with the construction of the Improvements and to take such action and require such performance as it deems necessary. Borrower hereby assigns and quitclaims to Agent, for the ratable benefit of the Lenders, all sums not advanced hereunder and all sums in escrow or any sums deposited with Agent which sums may be used for any purpose associated with the Loan as Agent may desire.

            (b) Agent shall have the right, after the occurrence and continuation of an Event of Default, at its option, and in addition to any right or remedy available to it under this Agreement, the Mortgage or any other Loan Document, to effectuate the transfer in the name of Borrower of all permits, rights and privileges relative to the construction, operation, zoning and planning of the Improvements (the "PERMITS") to Agent, for the ratable benefit of Lenders, to the extent permitted by law. For this purpose, Borrower hereby constitutes and appoints Agent its true and lawful attorney-in-fact with full power of substitution to complete the transfer and hereby empowers said attorney or attorneys after the occurrence and during the continuation of an Event of Default to execute any and all documents, certificates, applications and forms for the transfer of the Permits and to pay all expenses necessary for such transfer. It is understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked. Said attorney-in-fact shall also have the power to prosecute and defend all actions or proceedings in connection with the aforesaid transfer and to take such action and require such performance as is deemed necessary.

            (c) Agent shall have the right, after the occurrence and continuation of an Event of Default, to apply any payments or recoveries it receives on account of the Obligation to principal, interest, expenses and other sums due with respect to the Loan in such order as Agent, in its sole discretion, may elect, regardless of the manner in which any such payments or recoveries are allocated or reflected in any foreclosure, judgment, or deficiency or allocation proceeding relative to foreclosure of the Mortgage.

      Section 5.4 Limited Recourse Obligations. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, Borrower's officers, directors, employees, members, partners, managers, shareholders, incorporators or agents, but specifically excluding Borrower, Guarantor and Developer (herein called the "BORROWER'S GROUP"), shall have no personal liability for the payment of the Notes or for the performance or observance of the covenants, representations and warranties of Borrower contained herein or in any of the other Loan Documents, and Agent and the other Lenders agree not to seek any damages or personal money judgment against any member of the Borrower's Group for any default under the Notes or under any instrument now or hereafter securing the Notes, but in such event will look solely to Borrower, Guarantor, Developer and the security for the indebtedness evidenced by the Notes; provided that nothing shall preclude Agent or any Lender from exercising its remedies against Borrower, including, without limitation, obtaining and enforcing a judgment against Borrower in connection with the foreclosure of the Mortgage or any security interest created by the Loan Documents or making a claim in bankruptcy for amounts owed as evidenced by the Loan Documents, and provided further that nothing contained above shall be deemed (a) to limit or restrict any other type of action or proceeding against Borrower nor affect the lien of the Mortgages, (b) to be a release or impairment of the obligations of Borrower under the Notes, this Mortgage or any other Loan Documents, (c) to limit the Agent or any Lender from enforcing its rights under the Notes, the Mortgages, the Building Loan Agreement, the Soft Cost Loan Agreement or any other Loan Document, (d) to constitute a waiver, release or discharge of any indebtedness or obligation under the Notes or secured by the Mortgages, the Security Agreement or the Assignment of Contracts or (e) to affect the personal liability of the Guarantor under the Completion Guaranty, the Payment Guaranty or the Operating Deficit Guaranty.


                                   ARTICLE VI

                             CONDITIONS TO LENDERS'
                             ----------------------
                     OBLIGATIONS TO MAKE LOAN DISBURSEMENTS
                     --------------------------------------

      Section 6.1 Conditions Precedent to First Disbursement. Neither Agent nor any Lender shall be obligated to make any Advances or disburse any Loan proceeds hereunder, including the first disbursement of Loan proceeds, until (a) Borrower shall have contributed the full amount of the Required Equity and the full amount of the Required Equity shall have been fully disbursed to fund Project costs set forth in the Budget and approved by Agent, all as more particularly set forth in Section 2B.15 hereof, (b) Borrower and Guarantor shall have established the Interest Rate Protection Facility pursuant to the Forward Treasury Lock Agreement and (c) all the other conditions of this Agreement, including without limitation, this Article VI have been satisfied at or before the Initial Closing.

      Section 6.2 Documents To Be Delivered. On the Closing Date and prior to Agent making the first disbursement of Loan proceeds hereunder, Agent shall have received this Agreement and it shall also have received the following items, and unless identified in Section

2B.7 as a Post-Closing Condition, each of the following items heretofore received by Agent shall be deemed to have been accepted and approved by Agent:

            (a)   the executed Soft Cost Loan Agreement;

            (b)   the executed Building Loan Notes and Soft Cost Notes;

            (c)   the executed Building Loan Mortgage and Soft Cost Mortgage;

            (d)   the executed Security Agreement;

            (e)   the UCC Financing Statements;

            (f)   the executed Assignment of Contracts;

            (g)   the executed Payment Guaranty;

            (h)   the executed Completion Guaranty;

            (i)   the executed Operating Deficit Guaranty;

            (j)   the executed Environmental Indemnity Agreement;

            (k) a certified copy of the fully executed Ground Lease;

            (l) Estoppel and Recognition Agreement executed by the Ground Lessor and all other parties having an interest in the Land;

            (m) certified copies of the fully executed Development Agreement and the fully executed Management Agreement, each containing a provision that such agreement is subordinate to the Mortgage, and that such agreement, at Agent's election, may be terminated or continued upon any foreclosure of the Mortgage or acquisition of title to the Premises by Agent or Leasehold Entity (as defined in Section 7.2);

            (n) an Appraisal of the Land and the Improvements and a Market Feasibility Study prepared by Tellatin, Louis & Andreas, Inc., which shall be in all respects satisfactory to Agent;

            (o) the Commitment Fee, Construction Administration Fee, the first installment of the Agency Fee, Agent's Inspecting Consultant Fees, the expenses of the other Lenders (subject to the $5,000 cap on the expenses of each such Lender set forth in Section 4.1(h)), and Agent's Counsel Fees which are then due and payable;

            (p) such advice from Agent's Inspecting Consultant as Agent shall reasonably require with respect to the construction of the Improvements and matters incidental thereto;

            (q) a current title commitment from the Title Insurer (in all respects satisfactory to Agent's Counsel) which shall set forth a description of the Land, shall have attached thereto copies of all instruments which appear as exceptions in the commitment, and a paid ALTA Loan (Form 1992) title insurance policy (the "POLICY") issued by the Title Insurer, covering the Premises, and in form and substance reasonably acceptable to Agent and Agent's Counsel. The Policy shall insure KCCI as Agent for itself and the other Lenders described in this Agreement, as same may be amended from time to time, and their successors and assigns, that the Building Loan Mortgage, for the full principal amount of the Building Loan, is a valid first lien, and that the Soft Cost Mortgage, for the full principal amount of the Soft Cost Loan, is a valid second lien, on Borrower's leasehold interest in the Land, the Improvements, the Project and all other real property subject to the granting clause of the Building Loan Mortgage, free and clear of all defects and encumbrances except such as may be set forth on EXHIBIT B attached hereto and made a part hereof or as Agent or Agent's Counsel shall approve in writing (the "PERMITTED ENCUMBRANCES"). The Policy shall contain: (i) full coverage against mechanic's and materialmen's liens, including, without limitation, with respect to any work performed or materials supplied in connection with the construction of the Improvements or acquisition of the Land prior to the Initial Closing and the recording of the Mortgage, (ii) other than the Permitted Encumbrances, no encroachments or survey or other exceptions not theretofore approved by Agent and Agent's Counsel, (iii) a pending disbursements endorsement obligating the Title Insurer to provide title continuations and endorsements contemplated by Section 6.3(e) and other provisions of this Agreement, and (iv) variable rate (additional interest), comprehensive, and same as survey endorsements and such other endorsements and affirmative insurance as Agent may require, including, without limitation, appropriate insurance with regard to restrictions, covenants and other agreements affecting the Premises or to the effect that the enforcement of same will not result in a forfeiture or reversion of title or otherwise adversely affect the Mortgage, as well as affirmative insurance that the proposed Improvements comply with any such restrictions, covenants or agreements and further against the forced removal of said Improvements or a comprehensive endorsement, and with all so-called "Standard Exceptions" deleted;

            (r) an original current ALTA/ACSM survey of the Premises, complying with the requirements set forth in the Commitment Letter;

            (s) an original current site plan of the Premises showing the Improvements to be constructed and the relation of the Improvements by distances to the perimeter of the Land and the set-back lines;

            (t) evidence that all approvals required to be obtained at or prior to such time under the Ground Lease have been obtained and all deliveries required under the Ground Lease have been made (including, without limitation, pursuant to Article 11 and Article 40 thereof);

            (u) evidence of compliance with all applicable zoning requirements and land use planning requirements, including, without limitation, an
Architect's Certificate of Compliance with local governmental zoning and building ordinances, including, without limitation the Requirements, the Master Development Plan, the Design Guidelines and the Construction Documents as defined in the Ground Lease and the opinion of Borrower's counsel as to compliance with the use provisions of the Zoning Code of the City of New York;

            (v) a list and copies (when obtained by Borrower) of, all approvals, authorizations or permits required by any Governmental Authority, including land use, zoning and planning, construction, environmental and operational for the Premises for the purposes contemplated by the Plans;

            (w) a certificate, in form and substance acceptable to Agent, from Borrower that all approvals, authorizations, certificates, licenses, and permits referred to in the preceding paragraph are or will be in full force and effect, have not been and will not be amended or modified and Borrower has not received any notice that there are any violations of said permits or that any Permits are in default or have been revoked, suspended or terminated;

            (x) all of the Engineer's or Architects' Contracts and the General Contractor's contract, containing all of the provisions required pursuant to the Ground Lease, including, without limitation, the provisions set forth in Section 11.05(b) of the Ground Lease and Section 40.2 (a) through (e) of the Ground Lease), each certified by Borrower to be a true and complete copy thereof, together with a letter signed by each of the Engineer, the Architect and the General Contractor in a form substantially acceptable to Agent, which shall provide (i) that such party shall complete the Project for Agent and the Lenders at Agent's option and at Agent's request if a Loan default occurs, and otherwise in accordance with this Agreement and (ii) that the agreement with such party may be terminated upon foreclosure of the Mortgage or acquisition of the Property by Agent or a Leasehold Entity;

            (y)  a   list   of   all   known   and   contemplated   contractors,
subcontractors, and materialmen to be used for development of the Project, when and as available;

            (z) a complete set of Plans, certified by Developer on behalf of Borrower, and evidence satisfactory to Agent of approval by the Ground Lessor, Borrower's Architect and the General Contractor and all other necessary parties;

            (aa) dual-obligee labor and material payment bonds and performance bonds with respect to the General Contract (in amounts not less than the full amount of the contract price thereunder unless waived by Agent in writing in its sole discretion) and naming Borrower and Agent as co-obligees, said bonds to be issued by companies reasonably acceptable to Agent and in form and amount reasonably satisfactory to Agent;

            (bb) letters from local utility companies or municipal authorities stating that gas, electric, sewer and water will be available to the Premises upon Completion of the Improvements in sufficient quantities to serve the Improvements for their intended purpose;

            (cc) soil analysis (including drainage) results, together with the proposed methodology to develop the Project for its intended use based on soil condition, certified by a qualified engineer, which has been approved by Agent prior to the date hereof;

            (dd) evidence (including a Phase I, and if warranted a Phase II, environmental assessment) indicating that the Premises are free from all Pollutants with respect to which remediation is required or the presence in concentration of which is in violation of environmental laws, and are free of all other contamination which, even if not so regulated, is known to pose a hazard to the health of any person on or about the Premises, and that the Premises is not in a "Wetlands" or "Flood Plain" area, and contains no underground storage tanks or oil or gas wells (it being expressly acknowledged by Borrower that the Agent reserves the right, at Borrower's expense, to retain an independent consultant to review any such evidence submitted by Borrower);

            (ee) as to Borrower, (i) a copy of the Membership Agreement certified by the sole member and manager of Borrower to be a true and complete copy thereof; (ii) the limited liability certificate of Borrower; (iii) evidence that the formation of Borrower and the filing of its limited liability certificate comply with all Requirements; (iv) resolutions of the sole member and manager of the sole member and manager of Borrower in all respects acceptable to Agent;

            (ff) as to Guarantor, (i) a copy of its bylaws, certified by an officer of Guarantor to be a true and complete copy thereof; (ii) the certificate of incorporation of Guarantor; (iii) evidence of Guarantor's authority to execute the Loan Documents to which Guarantor is a party and the Guaranties authorizing the action required of such Guarantor in all respects acceptable to Agent and (iv) evidence that the formation of Guarantor and the filing of its certificate of incorporation comply with all Requirements;

            (gg)  the Borrower's and Guarantor's Federal Tax I.D. Number;

            (hh) as to Developer, (i) a copy of its bylaws, certified by an officer of Developer to be a true and complete copy thereof; (ii) the certificate of incorporation of Developer; (iii) evidence of Developer's qualification to transact business in New York; (iv) evidence of Developer's authority to execute the Development Agreement and the Management Agreement and the Assignment of Contracts for the benefit of Lenders; (v) evidence that the formation of Developer and the filing of its certificate of incorporation comply with all Requirements;

            (ii) an opinion of Borrower's and each Guarantor's counsel to the effect that (i) upon due authorization and execution by the parties thereto and upon such recording or filing thereof as may be specified in the opinion, the Building Loan Notes, the Soft Cost Notes, the Building Loan Mortgage, the Soft Cost Mortgage, this Agreement, the Soft Cost Loan Agreement, the Assignment of Contracts, the Security Agreement, the Environmental Indemnity Agreement, the Payment Guaranty, the Completion Guaranty, the Operating Deficit Guaranty and the other Loan Documents will be legal, valid and binding instruments, enforceable against Borrower or Guarantor, as the case may be, as a party thereto in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally; (ii) the amounts to be received by Agent, for the ratable benefit of the Lenders, as interest constitute lawful interest and are neither usurious nor illegal; (iii) there is no threatened or pending litigation that might affect the Loans, the Premises, the Project or for which an adverse decision is reasonably likely which would materially and adversely affect the ability of the Guarantor or Borrower to perform their respective obligations under the Loan Documents; (iv) the Loan and the transactions contemplated by the Loan Documents do not violate any provision of any law, restriction or document affecting Borrower, any Guarantor, the Project or the Premises; (v) Borrower is a validly formed and existing limited liability company under the laws of the State of Ohio, it is duly qualified to transact business in the State of New York, it has the legal capacity to own, develop and operate the Premises, the Project and the Improvements and to perform its obligations under the Loan Documents, and that the Loan and the execution of the Loan Documents has been duly authorized by the sole member of Borrower and that the Loan Documents have been duly executed and delivered; (vi) Guarantor is a validly formed and existing corporation under the laws of the State of Delaware, it has the legal capacity to perform its obligations under the Loan Documents to which it is a party, and the execution of the Payment Guaranty, the Completion Guaranty, the Operating Deficit Guaranty, the Environmental Indemnity Agreement and the other Loan Documents to which Guarantor is a party have been duly authorized by the board of directors of Guarantor and that the Loan Documents to which Guarantor is a party have been duly executed and delivered by Guarantor;
(vii) such other matters concerning the Loan, the Loan Documents, Borrower, Guarantors, the Premises, the Improvements and the Project as Agent or Agent's Counsel may reasonably require (including an opinion with respect to zoning of the Premises (only as to compliance of the contemplated use with applicable Requirements) and the Project), provided, however, the opinion of the Borrower's and the Guarantor's in-house legal counsel will be acceptable with respect to the following items: (i) there is no pending, or to its best knowledge, threatened, litigation that might affect the Loans, the Premises, the Project or for which an adverse decision is reasonably likely which would materially and adversely affect the ability of the Guarantor or Borrower to perform their respective obligations under the Loan Documents; (ii) the Loan Documents shall have been duly executed by Borrower and the Guarantor, as applicable, and (iii) the Loans has been duly authorized by Borrower and the Guaranties duly authorized by the Guarantor.;

            (jj) the policies of insurance required by Agent pursuant to the requirements of the Mortgage, (or certificates, to the extent permitted under the Mortgage), accompanied by evidence of the payment of the premiums therefor;

            (kk) advice from the Title Insurer to the effect that a search of the public records discloses no conditional sales contracts, chattel mortgages, leases of personalty, financing statements or title retention agreements filed and/or recorded against Borrower, except the Mortgage and the financing statements in favor of Agent, for the ratable benefit of the Lenders, filed in connection with the Mortgage, the Security Agreement and the Assignment of Contracts;

            (ll) an analysis and verification of the Budget and line item breakdown and timing to complete the Project prepared at Borrower's sole cost and expense by independent third party consultants selected by Agent with no conditions or facts objectionable to Agent;

            (mm) the Final Budget, which shall include a cost breakdown and separate itemization of all Hard Costs and Soft Costs for the Project by line item, and such backup information or materials as Agent may require;

            (nn) the Project development schedule provided by Borrower and development supervisor setting forth the approximate start and finish dates of all major stages of the Project (and providing that the development of the Project has commenced prior to the date hereof ), in such format as Agent and Borrower may reasonably agree;

            (oo)  INTENTIONALLY OMITTED

            (pp) current certified financial statements of Guarantor (and Borrower, if the same have been prepared at the time of the Closing);

            (qq) a list of deposits or other advances made by potential occupants of the Project; and

            (rr) all other items required by the Commitment Letter or the Closing Checklist previously delivered by Agent's Counsel to Borrower.

      Section 6.3 Conditions to Funding of Advances. Before the funding of any Advance, each of the following conditions must be satisfied:

            (a) Conditions Precedent. All conditions of Section 6.2 shall have been and remain satisfied;

            (b) Defaults. There shall be no default by Borrower or any Guarantor, or any event which with the giving of notice (if required hereunder) and passage of time would constitute a default, under any Loan Document, and all such documents shall be in full force and effect; notwithstanding the foregoing, and except for Section 5.1(r) defaults, Agent will not unreasonably refuse to fund an Advance if the Borrower has otherwise satisfied all requirements for the Advance, the default in question is non-monetary, and would be completely cured by or in connection with the funding of the Advance.

            (c) Representation and Warranties. The representations and warranties made in Article III hereof shall be true and correct in all material respects on and as of the date of the disbursement with the same effect as if made on such date;

            (d)  Additional  Documents.  Agent shall have received and approved:
(i) a Draw Request, (ii) such advice from Agent's Inspecting Consultant (which advice shall inure to Lenders' benefit only) as Agent shall reasonably require, and (iii) such additional documents as Agent may reasonably require, including, but not limited to, all Major Contracts;

            (e) Title Endorsements. Agent shall have received, in connection with each Draw Request, a notice of title continuation and an endorsement to the title insurance policy theretofore delivered, indicating that, since the preceding disbursement, there has been no change in the state of title not theretofore approved by Agent, which endorsement shall have the effect of increasing the coverage of the policy by an amount equal to the disbursement then made, together with an update to the comprehensive endorsement;

            (f) Loan Documents. Agent shall have reasonably approved all Loan Documents and other items required to be submitted to it;

            (g) Lien Waivers. Executed lien waivers or releases of lien (i) from all contractors, subcontractors, suppliers and others which have or are supplying labor, materials, goods or services related to the Project or the Improvements in the sum of all prior disbursements for all of Borrower's preceding Draw Requests, and (ii) with respect to any items of the type described in the preceding clause (i) in a pending Draw Request for which Borrower is seeking reimbursement based on its prior payment of that item, together with such evidence as Agent may require that no notices of lien or stop notices have been filed and that nothing has occurred which could, in Agent's sole opinion, jeopardize the superiority of the lien of the Mortgage over any possible lien. Notwithstanding the foregoing, monthly lien waivers shall not be required (except upon completion of their contracts) from any party whose total contract price is less than $25,000;

            (h) Loan in Balance. The Building Loan and the Soft Cost Loan shall, in Agent's sole opinion, be "in balance" as defined in Section 2B.7(A) and Agent shall be reasonably satisfied that Completion of Construction on or before the Completion Date can reasonably be achieved;

            (i) No Termination of Contracts, Licenses, Permits or Approvals . None of the documents covered by the Assignment of Contracts or the bonds relating to the General Contract shall have been terminated, modified or revoked without Agent's prior written consent other than the Change Orders expressly permitted hereunder pursuant to Section 4.2(d), and;

            (i) Post-Closing Deliveries. On or before the Post-Closing Delivery Date, the Post-Closing Conditions shall have been satisfied.

      Section 6.4 Last Disbursement of Hard Costs. In the case of the last disbursement of Hard Costs and release of the Retainage, all of the above conditions shall be met or waived and Agent shall have received and approved:

            (a) Certificate of Occupancy. A temporary certificate of use and occupancy, certificate of completion or its equivalent covering all portions of the Improvements or other evidence of the approval by any Governmental Authority of the Improvements to the extent any such approval is a condition of the lawful use and occupancy of the Improvements, including the approval by the local board of fire underwriters or its equivalent, and evidence that Borrower has obtained all permits required by any Requirement to operate the Improvements for their intended purposes, provided that Borrower shall proceed as expeditiously as possible to secure the final certificate of occupancy (in any event within two
(2) years of issuance of the temporary certificate of occupancy), or its equivalent issued by the applicable governmental authority for the Improvements comprising the Project, and all other reasonable evidence that the City of New York and/or the Battery Park City Authority has acknowledged the completion of all work required by it to meet all legal requirements and the requirements under the Ground Lease, as applicable, including, without limitation, all zoning and building requirements;

            (b) Title Insurer's Advice. Advice from Title Insurer to the effect that the Improvements have been constructed lien-free and an additional endorsement to the Title Policy increasing coverage to include the final
Building Loan Advance and insuring such other matters as Agent may reasonably require including, without limitation, that the Improvements do not encroach on any easement, right-of-way or land of others and do not violate any Requirements including, without limitation, those related to set-backs and height restrictions;


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

            (c) As-Built Survey. A final "AS BUILT" ALTA/ACSM survey showing the Improvements located wholly within the perimeter of the Land, and otherwise complying with the requirements as provided in the Commitment Letter;

            (d) Completion Certificates. Completion of Construction shall have occurred and certificates of completion from Borrower=s Architect and Engineer (and Agent's Inspecting Consultant) stating that the Improvements have been completed substantially in accordance with the Plans and all applicable requirements of the Ground Lease and of Governmental Authorities and that an authorized representative of the party executing the certificate made such periodic inspections of the Improvements during the course of construction as it deemed necessary as the basis of such certification, and any other evidence reasonably required by Agent that the Improvements have been substantially completed in accordance with the Plans and in compliance with all requirements of the Ground Lease and of Governmental Authorities, and that all items of a "punch list" nature which Agent has identified have been waived in writing or corrected to Agent's reasonable satisfaction.

            (e) Architect=s Certificate/Compliance With Laws. An architect's certificate (in the form of the sample attached hereto and made a part hereof as EXHIBIT D) and such other evidence as Agent may require to establish that the Improvements are free of structural defects and can be legally occupied and that the use and occupancy of the Improvements as an assisted living/independent living complex comply in all material respects with all applicable zoning, subdivision and building codes and other Requirements, including, but not limited to, compliance with the National Environmental Policy Act, Americans with Disabilities Act and any other applicable Federal, state, municipal or local Requirements. Such evidence of zoning compliance shall be in the form of a letter (which must be in all regards acceptable to Agent) from Borrower's Architect and/or its zoning counsel.

            (f) Final Lien Waivers. Such final lien waivers, certificates and estoppels as Agent or the Title Company may reasonably require from Borrower=s Architect and Engineer, the General Contractor, and all subcontractors and material suppliers which have performed work on the Improvements or provided labor, materials or supplies in connection therewith certifying receipt of the final payment of all sums owing to each of such parties from Borrower with respect to the Improvements and stating that each such party has no claim against Borrower, the Improvements or any Loan funds arising out of or in connection with such work, labor, materials or supplies.

            (g) Borrower's Affidavit. An affidavit duly executed by Borrower or by Developer on behalf of Borrower stating that each person providing any material or performing any work in connection with the construction or Completion of the Improvements, the General Contractor and all subcontractors and material suppliers have been paid in full or will be paid in full from the proceeds of such final Advance, that all withholding taxes have been paid and that lien waivers have been received from all contractors, subcontractors and suppliers who have performed work or supplied materials in connection with the construction of the Improvements for Borrower, the General Contractor and all subcontractors.

            (h) Final As-Built Plans and Specifications. A final set of as-built
site,   architectural,   structural,   mechanical,   plumbing,   electrical  and
landscaping  Plans for the


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

completed Improvements, marked to show all changes made during the course of construction, and satisfactory to Agent.

            (i)  Warranties  and  Guaranties.   Copies  of  all  warranties  and
guaranties issued in connection with the Improvements.

            (j) Insurance. Borrower shall have delivered to Agent evidence reasonably satisfactory to Agent that all property damage, business interruption or rental loss, liability and other insurance coverage for the completed Improvements, as required under the Loan Documents, are in full force and effect with all premiums paid.

            (k) Reserve Requirement. The undisbursed portion of the Building Loan and/or the Soft Cost Loan shall include a reserve for interest and other costs relative to the Property, the Building Loan and the Soft Cost Loan in all respects acceptable to Agent, and both the Building Loan and the Soft Cost Loan shall be in balance, as determined by Agent.



                                   ARTICLE VII

                                    THE AGENT
                                    ---------

      Section 7.1 Appointment; Powers and Immunities. Subject to Section 7.2 below, each Lender hereby irrevocably appoints and authorizes Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. Unless expressly limited by the terms of Section 7.2 below, all provisions of this Agreement or the other Loan Documents which require the consent or approval of Agent shall be consented to, or not consented to, and approved by, or not approved by, Agent in its sole discretion. Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Lender; (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Lender under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Unanimous Lenders or Requisite Lenders, as provided in Section 7.2 below, and then only on terms and conditions satisfactory to Agent; (d) may consult with the other Lenders, but shall have sole authority to approve all Draw Requests hereunder and make any determinations required by Section 2B.15, (e) upon Agent's determination that an Event of Default as set forth in Section 5.1 above has occurred, may (i) declare that such Event of Default exists, (ii) accelerate the Obligations as provided in Section 5.3 above, and (iii) manage litigation, including foreclosure proceedings, and (f) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. In administering the Loan, Agent shall have no greater responsibility to the Lenders than it would have if Agent were the sole Lender hereunder and will be deemed to have exercised reasonable care in performing its duties hereunder if it exercises the level of care substantially equal to that which Agent accords its own loans. Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Except as expressly provided herein, the provisions of this Article VII are solely for the benefit of Agent and the Lenders, and Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Borrower. The duties of Agent shall be ministerial and administrative in nature, and Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender.

      Section 7.2 Limitations on Agent. Notwithstanding anything to the contrary contained in Section 7.1 above:

            (a) Unanimous Lender Consent. The consent of the Unanimous Lenders shall be required for the following actions, waivers and amendments:

                  (i) an increase in the principal amount of the Loan;

                  (ii) a  reduction  of the rate or amount of interest on any of the Advances or any fees (other than the Agency Fee) or other amounts payable to the Lenders except as provided hereunder;

                  (iii) the  postponement  of the  Maturity  Date  (except  with respect to any extension permitted by the terms of Section 2A.11 of this Agreement) or a waiver of any of the conditions to the extension of the Maturity Date under Section 2A.11;

                  (iv) the  assignment of any right or interest in or under this
            Agreement or any of the other Loan Documents by Borrower;

                  (v) the release of any of the Collateral or the release of any
            Guarantor or any other obligor under a Loan Document from any of its obligations thereunder (except upon the complete and indefeasible payment of the Loan and except upon Agent's determination that the criteria for reduction of the Guaranty Obligations as set forth in the Payment Guaranty have been met);

                  (vi) the amendment of the  definition of "REQUISITE  LENDERS,"
            "SUPERMAJORITY LENDERS" or "UNANIMOUS LENDERS";

                  (vii) the  amendment of any of the  provisions of this Article
            VII;


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

                  (viii) the waiver or amendment of any of the affirmative covenants of Borrower set forth in Section 4.1 (a) concerning the structure of Borrower, Section 4.1 (e) concerning maintenance of the Premises, Section 4.1 (h) concerning payment of fees, Section 4.1(i) concerning use of proceeds of the Loan, Section 4.1(j) concerning completion by the Completion Date, Section 4.1 (n) concerning bonds,
            Section 4.1 (r) concerning indemnification, Section 4.1 (s) concerning security interests, Section 4.1(x) concerning delivery of Guarantor's financial statements, Section 4.1(bb) concerning delivery of rent rolls and Leasing Reports as to both the delivery of such items and compliance with the requirements thereof, Section 4.1(cc) concerning delivery of Facility Summary Reports as to both the delivery of such items and compliance with the requirements thereof, Section 4.1(dd) concerning Debt Service Coverage Ratios,
            Section 4.1(ee) concerning minimum occupancy levels, Section 4.1(ff) concerning Guarantor's net worth and Section 4.1(gg) concerning Guarantor's liquidity;

                  (ix) the waiver or amendment of any of the negative  covenants of Borrower set forth in Section 4.2 (a) concerning interest in the Premises, Section 4.2 (b) and Section 4.2(m) concerning ownership, and Section 4.2 (g) concerning Pollutants;

                  (x) the waiver of any Event of Default  described  in Sections
            5.1 (a) concerning default beyond the cure period, Section 5.1 (b) concerning any monetary default, Section 5.1 (d) concerning judgment against a Significant Party, Section 5.1 (e) concerning bankruptcy proceedings, Section 5.1 (f) concerning a bankruptcy order, Section
            5.1  (g)  concerning  transfer  of the  Premises,  Section  5.1  (h)
            concerning casualty or condemnation of the Premises, Section 5.1(l)(ii) concerning Guarantor's obligation under the Guaranties and the Environmental Indemnity Agreement and Section 5.1(t) concerning Member's ownership and control of Borrower;

                  (xi) the  amendment  of Section  2B.15  concerning  Borrower's obligation  to  contribute  the Required  Equity,  the  amendment of
            Section 2B.15 concerning the requirement that the Mezzanine Financing shall be subordinate to the Loans, the extension of the grace periods set forth in Section 5.2, the amendment of Section 5.3 concerning rights of Agent and Lenders, Section 5.4 concerning limited recourse obligations, Section 7.14 concerning successors and assigns or Section 8.5 concerning amendments to this Agreement;

                  (xii) disposition of the Premises with financing by the Leasehold Entity;

                  (xiii) the waiver of the  covenants of Guarantor  set forth in the Guaranties as to Guarantor's minimum net worth and minimum liquidity; and

                  (xiv) any amendment to the Ground Lease.


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

            (b) Requisite Lender Consent. The consent of the Requisite Lenders shall be required for the following actions, waivers and amendments:

                  (i) the waiver of any Event of Default  described  in Sections
            5.1 other than those requiring the consent of the Unanimous Lenders pursuant to Section 7.2(a)(x) above;

                  (ii) the waiver of Borrower's  obligation to pay the late fees set forth in Section 2A.3;

                  (iii) actions taken by Agent under Section 2B.2(b) that contradict the advice of Agent's Inspecting Consultant or the waiver or amendment of any of the provisions set forth in Sections 2B.2(a) concerning the release of Retainage, Section 2B.5 concerning disbursement of the Development Fee, Section 2B.7 concerning funding limitations, Section 2B.7(A) concerning loan balancing requirements, and Section 2B.8 concerning reduction or release of Retainage for Hard Costs except for the release of Retainage by Agent on a line item basis as permitted by Section 2B.8;

                  (iv) an  amendment  to the Budget  (other than a  reallocation pursuant to Section 2B.14) or the granting of consent to a Change Order required pursuant to Section 4.2(d) to the extent such amendment or Change Order is material, "material" meaning that (a) individually or in the aggregate with all previous amendments, such amendment or Change Order results in an increase or decrease in the Budget in excess of $500,000 or (b) such amendment or Change Order would reduce the value of the Project;

                  (v) the making of  Protective  Advances  (with  notice of same made to the Lenders promptly thereafter) in an aggregate amount in excess of $250,000; provided, however, that approval from the Requisite Lenders shall not be required for Agent to fund Protective Advances (with notice of same made to the Lenders promptly thereafter), in any amount without limitation in the case of an emergency (in Agent's reasonable judgment) or for sums expended for real estate taxes, other governmental charges, insurance premiums and utility charges;

                  (vi)  the  waiver  or  amendment  of any  of  the  affirmative covenants of Borrower set forth in Section 4.1 (f) concerning insurance, Section 4.1 (j) concerning construction of the
            Improvements (other than the requirement of completion by the Completion Date, which, as provided in Section 7.2(a)(viii) shall require the consent of the Unanimous Lenders), Section 4.1 (k) concerning standard of construction, Section 4.1 (m) concerning the correction of defects, Section 4.1 (p) concerning the foundation survey, Section 4.1 (q) concerning the as-built survey, and Section
            4.1 (w) concerning the payment of claims;

                  (vii) the waiver or amendment of any of the negative covenants of Borrower set forth in Section 4.2 (h) concerning subdivision of the Land, and Section 4.2 (j) concerning termination of leases;


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

                  (viii) the waiver or  amendment of any of the  provisions  set forth in Section 6.3 concerning  conditions to funding,  and Section
            6.4 concerning the last disbursement of Hard Costs;

                  (ix)  acquisition  of the Premises by foreclosure by an entity wholly owned and controlled (directly or indirectly) by Agent to hold title to the Premises following foreclosure or acceptance of a deed in lieu of foreclosure (the "LEASEHOLD Entity") or by acceptance of a deed in lieu of foreclosure by the Leasehold Entity;

                  (x) structure of the entity to serve as the Leasehold Entity;

                  (xi) plan for  management  of the  Premises  by the  Leasehold
            Entity, including, for example, an operating budget and capital improvements budget, leasing guidelines, management and leasing agent criteria, and plan for marketing and disposition of the Premises;

                  (xii) disposition of the Premises without financing by the Leasehold Entity; and

                  (xiii) determinations as to the declaration of an Event of Default and the exercise of Lender=s remedies hereunder or under the other Loan Documents after an Event of Default.

            (c) Supermajority Lender Consent. The consent of the Supermajority Lenders shall be required for the following actions, waivers or amendments:

                  (i) any admission of any new or substitute member in or manager of Borrower that requires Agent or Lender consent under
            Section 4.2(b) or Section 4.2(m) hereof; or

                  (ii) any merger or consolidation  involving any Guarantor that requires Agent or Lender consent under Section 4.2(b) or Section 4.2(m) hereof.

            (d) Lender Consent. At any time that Agent desires the consent of the Lenders pursuant to this Section 7.2, Agent shall provide written notice of the proposed action, waiver or amendment to each Lender together with Agent's recommendation. Each Lender shall provide written notice to Agent within seven
(7) Domestic Business Days of such Lender's receipt of Agent's notice granting or denying such Lender's consent to such proposed action, waiver or amendment. Failure of any Lender to respond to Agent within such time frame shall be deemed to be a grant of such Lender's consent in favor of the action, waiver or amendment recommended by Agent in such notice.

      Section 7.3 Reliance by Agent. Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Requisite Lenders, and such instructions of the Requisite Lenders in any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

      Section 7.4 Defaults. Agent shall not be deemed to have knowledge of the occurrence of a default or an Event of Default (other than the nonpayment of principal of or interest on the Loans) unless Agent has received notice from a Lender or Borrower specifying such default or Event of Default and stating that such notice is a "NOTICE OF DEFAULT". In the event that Agent receives such a notice of the occurrence of a default or an Event of Default, Agent shall give prompt notice thereof to the Lenders. Agent shall give each Lender prompt notice of each nonpayment of principal of or interest on the Loans whether or not it has received any notice of the occurrence of such nonpayment. Agent shall take such action hereunder with respect to such default or Event of Default as shall be directed by the Unanimous Lenders or Requisite Lenders as provided in Section
7.2 above, provided that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such default or Event of Default as it shall deem advisable in the best interests of the Lenders.

      Section 7.5 Rights of Agent as a Lender. With respect to Advances made by it, KCCI in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Agent, and the term "LENDER" or "LENDERS" shall, unless the context otherwise indicates, include KCCI in its individual capacity. Agent may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with Borrower (and any of its Affiliates) as if it were not acting as Agent, and Agent may accept fees and other consideration from Borrower for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Lenders.

      Section 7.6 Indemnification. Each Lender severally agrees to indemnify Agent, to the extent Agent shall not have been reimbursed by Borrower (and if Lenders indemnify Agent but Borrower later reimburses Agent, then Agent is to return the earlier paid amount to the Lenders), ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided, however, that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of Agent. If any indemnity furnished to Agent for any purpose shall, in the opinion of Agent, be


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

insufficient or become impaired, Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

      Section 7.7 Consequential Damages. AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY LENDER, BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY UNLESS AGENT DELIBERATELY FAILS TO REMIT TO ANY LENDER ITS PRO RATA SHARE OF LOAN PAYMENTS MADE BY BORROWER OR FAILS TO ADVANCE MONIES ADVANCED BY A LENDER TO FUND A DRAW REQUEST WHICH COMPLIED WITH ALL OF THE TERMS AND CONDITIONS OF THIS AGREEMENT.

      Section 7.8 Payee of Note Treated as Owner. Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with Agent and the provisions of Section 7.14 have been satisfied. Any requests, authority or consent of any person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

      Section 7.9 Lenders' Knowledge; Nonreliance on Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. Agent shall not be required to keep itself informed as to the performance or observance by Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of Borrower or any other person. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by Agent hereunder or under the other Loan Documents, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Borrower or any other person (or any of their Affiliates) which may come into the possession of Agent; provided that, (i) promptly after receipt from Borrower and/or Guarantor, Agent shall send the Lenders copies of all financial information furnished by Borrower and/or Guarantor (including, without limitation, those set forth in Section 4.1(x) (financial statements), Section 4.1(bb) (rent rolls), Section 4.1(cc) (Facility Summary Reports), Section
4.1(ff) (certificates of Guarantor's net worth) and 4.1(gg) (certificates of Guarantor's Liquid Assets) as well as all material notices furnished by Borrower and/or Guarantor and (ii) upon the written request of a Lender, provided such request is reasonable in scope under the circumstances, Agent shall request that Borrower and/or Guarantor provide any information or documentation that Agent shall have the right to request from Borrower and/or Guarantor hereunder or under any of the other Loan Documents and upon the receipt of such information or documentation shall promptly deliver the same to such Lender and any other Lenders.


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

      Section 7.10 Failure to Act. Except for action expressly required of Agent hereunder or under the other Loan Documents, Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Lenders of their indemnification obligations under Section 7.6 against any and all liability and expense which may be incurred by Agent by reason of taking, continuing to take, or failing to take any such action.

      Section 7.11 Resignation or Removal of Agent. Agent (a) may resign at any time by giving notice thereof to the Lenders, Guarantor and Borrower, and (b) may not be removed as Agent unless Lenders (other than Agent and other than any Lender then in default) holding no less than 75% of the Commitments vote in favor of such removal, or, in the case of a removal due to a material breach of or material default in Agent's obligations under this Article VII that shall not have been cured within thirty (30) days after written notice to Agent, may not be removed as Agent unless Lenders holding no less than 75% of the Commitments, excluding the Commitment of Agent, vote in favor of such removal, provided, however, that in no event may the Agent be removed unless two (2) or more Lenders vote in favor of such removal. Upon any such resignation or removal, the Lenders (by majority vote and including KCCI, based upon their respective outstanding Commitments) shall have the right to appoint a successor Agent, subject to the rights of Guarantor set forth in 7.14(b) hereof. If no successor Agent shall have been so appointed by the Lenders within 30 days after the retiring Agent's notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent. Any successor Agent shall be a bank which is reasonably acceptable to Borrower (and Guarantor, as provided in Section 7.14(b) hereof) and which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from its duties and obligations hereunder for matters occurring after the successor Agent takes over. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent hereunder.

      Section 7.12 Reliance by Borrower. (a) Notwithstanding anything to the contrary in this Agreement or in any Assignment and Acceptance Agreement, the Lenders and Agent hereby agree that throughout the term of the Loan:

            (b) Borrower, Developer and Guarantor shall have the right without the need of any inquiry or investigation to rely on the appointment of Agent as agent for all of the Lenders for the purposes and with the powers specifically set forth herein and the continuance of that appointment throughout the term of the Loan unless Borrower, Developer and Guarantor has received notice pursuant to Section 7.11 of the resignation of Agent and designation of a replacement Agent.

            (c) The right of Borrower, Developer and Guarantor hereunder to rely upon and look to Agent shall continue during the term of the Loan and no dispute, complaint or claim between any Lender and Agent shall impair or negate such right of Borrower to rely upon and look exclusively to Agent as set forth in this Article VII; provided, however, that if and at such time as a replacement Agent or co-Agent has been duly appointed in the place of Agent


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

originally named herein (or in the place of any earlier replacement Agent or co-Agent(s) appointed in accordance with the terms hereof), Borrower shall rely on such replacement Agent or co-Agent(s) and shall no longer rely on any prior Agent.

      Section 7.13 Apportionment of Payments. All payments of principal and interest in respect of outstanding Advances, all payments of fees (other than the Construction Administration Fee and the Agency Fee) and all other payments in respect of any other Obligations, shall be allocated among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata shares or otherwise as provided herein. Agent shall apply all payments in respect of any Obligations and all proceeds of Collateral in the following order: First, to pay principal of and interest on any portion of the Advances which Agent may have advanced on behalf of any Lender other than KCCI for which Agent has not then been reimbursed by such Lender or Borrower; Second, to pay principal of and interest on any Protective Advance for which Agent has not then been paid by Borrower or reimbursed by the Lenders; Third, to pay Obligations in respect of any fees, expense reimbursements or indemnities then due to Agent; Fourth, to pay any outstanding Obligations in respect of any fees, expense reimbursements or indemnities then due to the Lenders; Fifth, to pay interest due in respect of Advances; Sixth, to the ratable payment or prepayment of principal outstanding on Loans in the order of priority determined by Agent; Seventh, to the ratable payment of all other Obligations; and Eighth, as Borrower designates.

      Section 7.14 Successors and Assigns. (a) Subject to Section 7.14(b) below, each Lender may at any time sell to one or more persons (each a "PARTICIPANT") participating interests in its Pro Rata share of the Loan, any of its Commitments or any other of its interests hereunder relating thereto, all on such terms as such Lender may deem acceptable. In the event of any such sale of a participating interest to a Participant, the assigning Lender's obligations under this Agreement shall remain unchanged, such assigning Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such assigning Lender shall remain the holder of its Note issued hereunder for all purposes under this Agreement, and Agent and Borrower shall continue to deal solely and directly with such assigning Lender in connection with the rights and obligations derived through the assigning Lender under this Agreement.

      (b) Each Lender may at any time assign to one or more banks or financial institutions (each an "ASSIGNEE") all or any of its rights and obligations under this Agreement, its Note and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance Agreement executed by such Assignee, all on such terms as such Lender and Agent may deem acceptable, provided that (i) such Lender retains an interest of not less than $10,000,000 in the Loan, (provided, however, that the amount of the interest that European American Bank shall be required to retain shall be not less than $5,000,000 and provided further that the foregoing minimums shall not apply after an Event of Default hereunder or under any of the other Loan Documents); (ii) such Lender assigns an interest of not less than $5,000,000 (provided, however, that the foregoing minimum shall not apply after an Event of Default hereunder or under any of the other Loan Documents); (iii) such Lender pays to Agent an administrative fee of $2,500.00 for each such assignment, and
(iv) Agent and Guarantor approve the Assignee, which approval shall not be unreasonably withheld (provided, however that Guarantor shall not have the foregoing approval rights with respect to such assignee following an Event of Default hereunder or under any of the other Loan

Documents). Guarantor shall also have the right to approve any replacement of KCCI as the Agent hereunder and under the other Loan Documents, which approval shall not be unreasonably withheld, except that (i) Guarantor shall not have such approval rights following an Event of Default hereunder or under any of the other Loan Documents and (ii) upon the resignation of KCCI, Fleet National Bank shall be first considered as the replacement Agent and Guarantor shall have no approval rights with respect to the appointment of Fleet National Bank as replacement Agent. Upon the execution, delivery and acceptance of such Assignment and Acceptance Agreement in accordance with this Agreement, from and after the effective date of the assignment effected thereby, (x) the Assignee thereunder shall be a party hereto and, to the extent of that portion of the Loan covered by such Assignment and Acceptance Agreement, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and
(y) the assigning Lender shall, to the extent provided in such Assignment and Acceptance Agreement, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). Such Assignment and Acceptance Agreement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Assignee as a Lender party to this Agreement and the resulting adjustment arising from the purchase by such Assignee of all or a portion of the rights and obligations of the assigning Lender under this Agreement, its Note and the other Loan Documents. On or prior to the effective date of the assignment effected by such Assignment and Acceptance Agreement, Borrower shall execute and deliver to Agent in exchange for the assigning Lender's Note or Notes a new Note or Notes to the order of the Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance Agreement and a new Note or Notes to the order of such assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be dated as of the Closing Date and shall otherwise be in the form of the Note or Notes replaced thereby. The Note or Notes surrendered by the assigning Lender shall be marked "CANCELLED". Borrower shall assist KCCI in the process of syndicating the Loans and Commitments to the extent reasonably requested by KCCI.

      (c)  Borrower  authorizes  any  Lender  to  disclose  to any  Participant,
Assignee or other transferee (each a "TRANSFEREE") and any prospective Transferee any and all financial information in such Lender's possession concerning Borrower which has been delivered to such Lender by Borrower pursuant to this Agreement or which has been delivered to such Lender by Borrower in connection with such Lender's credit evaluation prior to entering into this Agreement.

      (d) Anything in this Section 7.14 to the contrary notwithstanding, any Lender may assign and pledge all or any portion of the Advances and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Advances and/or obligations made by Borrower to the assigning and/or pledging Lender in accordance with the terms of this Agreement shall satisfy Borrower's obligations hereunder in respect of such assigned Advances and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Lender from its obligations hereunder.

      (e) KCCI agrees to furnish to Borrower upon Borrower's written request a copy of any Assignment and Acceptance Agreement between KCCI and any Assignee executed pursuant to paragraph (b) above.

      (f) This Agreement shall be binding on the parties hereto and their respective successors and assigns.


                                  ARTICLE VIII

                               GENERAL PROVISIONS
                               ------------------

      Section 8.1 No Waiver; Modifications in Writing. No Advance or disbursement of Loan proceeds hereunder shall constitute a waiver of any of the conditions of Agent's or any Lender's obligation to make further Advances or disbursements. Agent may by written notice to Borrower, at any time and from time to time, waive in whole or in part and absolutely or conditionally, any default or Event of Default hereunder subject to the provisions of Section 7.2. Any such waiver shall be subject to such conditions or limitations as shall be specified in any such notice. In the case of any such waiver, the rights of Borrower shall be otherwise unaffected, and any default or Event of Default so waived shall be deemed to be cured and not continuing to the extent and on the conditions or limitations set forth in such waiver, but no such waiver shall extend to any subsequent or other default or Event of Default, or impair any right, remedy or power consequent thereupon.

      Section 8.2 Agent's Approval. All proceedings taken in connection with the Loan and all Draw Requests, documents, agreements or contracts required or contemplated by this Agreement or any other Loan Document shall be reasonably satisfactory to Agent, and all parties thereto shall have received copies (or certified copies where appropriate in such counsel's judgment) of all documents which they may reasonably request in connection therewith.

      Section 8.3 Standing. All conditions to the obligations of Agent and the Lenders to make Advances and disbursements hereunder are imposed solely and exclusively for the benefit of Agent, the Lenders and their assigns, and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Agent or Lenders will refuse to make Advances or disbursements in the absence of strict compliance with any or all thereof, and no other person shall, under any circumstances, be deemed to be the beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Agent at any time if in its sole discretion it deems it advisable to do so (subject to the provisions of Section 7.2 hereof), it being further understood that Agent and Lenders shall have no obligation to see to it that the Improvements are properly and/or timely completed or to supervise the construction of the Improvements or to supervise, direct or review the distribution or disbursements of Loan proceeds. Neither Agent nor any Lender, by making the Loan or by any other action taken pursuant to the Loan Documents, shall be deemed to be a partner or joint venturer with Borrower.

      Section 8.4 Notices. All notices, demands, instructions and other communications required or permitted to be given to or made upon either party hereto or any other person shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid courier, and shall be deemed to be given for purpose of this Agreement in regard to registered or certified mail, three (3) days after mailing, and in regard to personal delivery or prepaid courier, on the day that such writing is delivered. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands, instructions and other communications in writing shall be given to or made upon the following persons at their respective addresses indicated below:

      If to Borrower:

            AH Battery Park Owner, LLC
            c/o Alliance Holdings, Inc.
            723 Electronic Drive, Suite 300
            Horsham, PA  19044
            Attention:  David B. Fenkell
            Telecopy:   (215) 706-0877

      with a copy to Developer:

            Brookdale Living Communities of New York - BPC, Inc.
            c/o Brookdale Living Communities, Inc.
            77 West Wacker Drive, Suite 4400
            Chicago, Illinois 60601
            Attention:  Darryl W. Copeland, Jr.
            Telecopy:   (312) 977-3699

      and with a courtesy copy to:

            Brookdale Living Communities, Inc.
            77 West Wacker Drive, Suite 4400
            Chicago, Illinois 60601
            Attention:  Robert J. Rudnik
            Telecopy:   (312) 977-3769

            Squire, Sanders & Dempsey, LLP
            1300 Huntington Center
            41 South High Street
            Columbus, Ohio  43215
            Attention:  David Cooper, Esq.
            Telecopy:   (614) 365-2499

      If to Agent:

            Key Corporate Capital Inc.
            127 Public Square
            Cleveland, Ohio 44114-1306
            Attention:  Ms. Nancy A. Herman
                        Vice President
            Telecopy:   (216) 689-4997

      with a courtesy copy to:

            Jones, Day, Reavis & Pogue
            901 Lakeside Avenue
            Cleveland, Ohio  44114
            Attention:  Bernadette M. Mast, Esq.
            Telecopy:   (216) 579-0212

If to a Lender, to such Lender at its address or telecopier number set forth on the signature page hereof or in the Assignment and Acceptance Agreement pursuant to which it became a party hereto. Notices may alternatively be sent to such other address as any of the parties may from time to time designate by written notice given as herein required. Rejection or refusal to accept or inability to deliver because of changed addresses or because no notice of changed address was given shall be deemed a receipt of such notice. The effectiveness of such notice will not be affected by the giving or lack thereof of courtesy copies of such notice.

      If any day on which any notice, demand, instruction or other communication is given or sent by any party hereto is not a Domestic Business Day, such notice, demand, instruction or other communication shall be deemed to have been given or sent on the Domestic Business Day next succeeding such non-Domestic Business Day.

      Section 8.5 Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and in the case of the Lenders, which is approved as provided in Section 7.2 hereof.

      Section 8.6 Assignment. Borrower shall not assign or transfer any of its rights hereunder without the prior written consent of Agent.

      Section 8.7 Governing Law. This Agreement shall be governed by the laws of the State of New York without regard to principles of conflict of laws.

      Section 8.8 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the rest of such provision.

      Section 8.9 Headings. Article, Section and other headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

      Section 8.10 Waiver of Trial by Jury. AGENT, LENDERS AND BORROWER SHALL AND DO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES HERETO AGAINST ANY OTHER PARTY ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY IN CONNECTION WITH THE LOAN, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

      Section 8.11      Submission to Jurisdiction; Service of Process

            (a) The Borrower irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of the State of New York, and appellate courts from any thereof, over any suit, action or proceeding arising out of or relating to this Note. The Borrower hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Without limiting Borrower's right to appeal any such final judgment in accordance with applicable Requirements, Borrower agrees that a final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon Borrower.

            (b) The Borrower hereby irrevocably appoints CT Corporation System as its authorized agent to accept and acknowledge, on behalf of Borrower, service of any and all process which may be served in any suit, action or proceeding of the nature referred to above in any such court. The Borrower represents and warrants that such agent has agreed in writing to accept such appointment and that Borrower has delivered to the Agent a true copy of such designation and acceptance. Said designation and appointment shall be irrevocable. If such agent shall cease so to act, Borrower covenants and agrees that it shall irrevocably designate and appoint without delay another such agent satisfactory to the Agent and shall promptly deliver to the Agent evidence in writing of such other agent's acceptance of such appointment.

            (c) Process may be served in any suit, action or proceeding of the nature referred to above (i) by the mailing of copies thereof by registered or certified air mail, postage prepaid return receipt requested, to Borrower at its address set forth above or to such other address of which Borrower shall have given written notice to the Agent, or (ii) without affecting the efficacy of any service made pursuant to clause (i) above, if Borrower shall not have filed an appearance within twenty-one days after the date of such mailing, by serving a copy thereof upon CT Corporation System, at its office at 1633 Broadway, New York, New York 10014, as Borrower's agent for service of process. The Borrower agrees that such service shall be deemed in every respect effective service of process upon Borrower in any such suit, action or proceedings and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to Borrower. Nothing in this Section shall affect the right of the Agent to serve process in any manner permitted by law or limit the right of the Agent to bring proceedings against Borrower in the courts of any other jurisdiction or jurisdictions.

      Section 8.12 Lender's Remedies Cumulative. Each and every right, remedy and power hereby granted to Agent or any Lender or allowed it by law or other agreement shall be cumulative and not exclusive and may be exercised by Agent or such Lender from time to time.

      Section 8.13 Counterparts. This Agreement may be executed by the parties hereto separately in any number of counterparts, each of which shall be an original and all of which collectively shall constitute one and the same agreement.

      Section 8.14 Trust Fund. Borrower agrees that it will receive the Advances secured by the Mortgage and will hold the right to receive such Advances as a trust fund to be applied first for the purpose of paying the cost of improvement (as defined in New York Lien Law), if any, and will apply the same first to the payment of such costs before using any part of the total of the same for any other purpose and will comply with Section 13 of the New York Lien Law. Borrower will indemnify and hold Lender harmless against any loss or liability, reasonable cost or expense, including, without limitation, any judgments, reasonable attorneys' fees, costs of appeal, bonds and printing costs, arising out of or relating to any proceeding instituted by any claimant alleging a violation by Borrower or Lender of any applicable lien law including, without limitation, any section of Article 3A of the New York Lien Law. The provision of this Section shall survive the payment and performance of Borrower's obligations under this Agreement and the other Loan Documents.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Borrower:                     AH BATTERY PARK OWNER, LLC,
                              an Ohio limited liability company

                              BY:   AH Battery Park Member, LLC, an Ohio
                                    limited liability company, its sole
                                    member and manager

                                    By:   Alliance Holdings, Inc., a
                                          Pennsylvania corporation, its sole
                                          member and manager

                                          By:  /s/ David B. Fenkell
                                             ------------------------------


                                                Name:  David B. Fenkell
                                                      ----------------------

                                                Title: President
                                                      -----------------------


The Agent:                    KEY CORPORATE CAPITAL INC.


                              By:  /s/ Nancy A. Herman
                                 -----------------------------
                                    Nancy A. Herman
                                    Vice President


The Lenders:                  KEY CORPORATE CAPITAL INC.

                              By:  /s/ Nancy A. Herman
                                 -----------------------------
                                    Nancy A. Herman
                                    Vice President


                              FLEET NATIONAL BANK

                              By:  /s/ Patricia Marinilli
                                 -----------------------------
                                    Patricia Marinilli
                                    Vice President


                             EUROPEAN AMERICAN BANK

                              By:  /s/ Sophia Haliotis
                                 -----------------------------
                                    Sophia Haliotis
                                    Group Vice President

                                     ANNEX I





                       Lender                    Pro Rata Share
                       ------                    --------------

             Key Corporate Capital Inc.           45.03816794%
             Fleet National Bank                  34.60559796%
             European American Bank               20.35623410%

                                    EXHIBIT A
                                    ---------

                                LEGAL DESCRIPTION



All that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the intersection of the southerly line of Chambers Street and the westerly line of North End Avenue;

THENCE  southerly  along the  westerly  line of North End Avenue,  a distance of
196.00 feet to a point on the northerly line of Warren Street;

THENCE westerly along said northerly line of Warren Street, a distance of 100.00 feet to the division line between Parcel 20C on the west and Parcel 20B on the east;

THENCE northerly along said division line at right angles to the preceding course, a distance of 196.00 feet to the southerly line of Chambers Street;

THENCE  easterly  along said southerly  line of Chambers  Street,  a distance of
100.00 feet to the point of BEGINNING.

                                    EXHIBIT B
                                    ---------

                             Permitted Encumbrances


1. Terms, covenants, conditions and provisions of Declaration of Covenants and Restrictions made by Battery Park City Authority dated 3/15/84 recorded on 3/21/84 in Reel 776 Page 360.

2. Terms, covenants, conditions and provisions of unrecorded Settlement Agreement made between the City of New York and New York State Urban Development Corporation, dated as of 6/6/80 as recited in amendment to Option to Purchase recorded in Reel 1133 Page 582. Said Agreement was amended by unrecorded amendments dated 6/9/80, 8/15/86, 6/28/89, 12/30,89, 5/18/90, 10/15/93, 4/10/95 and 10/1/96.

3. Terms, covenants and conditions in connection with Option to Purchase, dated 6/6/80 granted to the City of New York as set forth in Agreement between New York State Urban Development Corporation, BPC Development Corporation, Battery Park City Authority and the City of New York, dated as of 6/6/80 recorded on 6/11/80 in Reel 527 Page 153, as amended by Amendment to Option to Purchase between Battery Park City Authority and the City of New York, dated 8/15/86 recorded 10/22/86 in Reel 1133 Page 582 and further amended by Second Amendment to Option to Purchase between Battery Park City Authority and the City of New York, dated as of 5/18/90 recorded 5/30/90 in Reel 1697 Page 294.

4. Terms, covenants and conditions of the Declaration of Restrictions dated 6/15/83 made by Battery Park City Authority recorded on 6/20/83 in Reel 696 Page 551.

5. Unrecorded Memo of Understanding dated 11/8/79 among the Governor of the State of New York, the Mayor of the City of New York and the President and Chief Executive Officer of the Urban Development Corporation and Battery Park City Authority as amended by unrecorded amendments recited in Amendment to Option to Purchase recorded in Reel
      1133 Page 582.

6. Unrecorded Westway Agreement dated 12/8/81 between Battery Park City Authority, Battery Park City Development Corporation and the People of the State of New York as amended by Unrecorded Amendment dated 9/9/82 and further amended by the Second Unrecorded Amendment of Westway Agreement dated 6/83 recited in that certain Easement and Conveyance between Battery Park City Authority and the People of the State of New York dated 10/29/85 recorded 11/20/85 in Reel 987 Page 949.

7. Distinctive Street Improvement Maintenance Declaration dated 1/13/86 recorded 9/17/90 in Reel 1729 Page 352.

8. Memorandum of Ground Lease by the Battery Park City Authority, as ground lessor, and AH Battery Park Owner, LLC, as ground lessee, dated as of August 24, 1999, to be recorded in the Office of the City Register, New York County

9. Subordination, Nondisturbance and Attornment Agreement by the Battery City Authority, as master lessor, and AH Battery Park Owner, LLC, as ground lessee, dated as of August 24, 1999, to be recorded in the Office of the City Register, New York County

10. Building Loan Leasehold Mortgage, Security Agreement and Assignment of Leases and Rents, by AH Battery Park Owner, LLC, as mortgagor, in favor of Key Corporate Capital Inc., as Agent for the Lenders and Mortgagee, dated as of August 24, 1999, to be recorded in the Office of the City Register New York County

11. Soft Cost Leasehold Mortgage, Security Agreement and Assignment of Leases and Rents, by AH Battery Park Owner, LLC, as mortgagor, in favor of Key Corporate Capital Inc., as agent for the Lenders and mortgagee, dated as of August 24, 1999, to be recorded in the Office of the City Register New York County

12. UCC-1 Financing Statements from AH Battery Park Owner, LLC, as debtor, in favor of Key Corporate Capital Inc. as Agent for the Lenders and secured party, dated as of August 24, 1999, to be filed in various jurisdictions

13. Recognition Agreement by the Battery Park City Authority, as ground lessor, and KCCI and the other Lenders, dated as of August 24, 1999, to be recorded in the Office of the City Register, New York County

14. Memorandum of Property Option Agreement by AH Battery Park Owner, LLC, as grantee, and Brookdale Living Communities of New York - BPC, Inc., as grantor, dated as of August 24, 1999, to be recorded in the Office of the City Register, New York County, with respect to that certain Property Option Agreement, which, by its terms, is subordinate to the Mortgages and the other Loan Documents executed in favor of KCCI and the other Lenders

                                    EXHIBIT C
                                    ---------

                       Affidavit Pursuant to Section 22 of
                       -----------------------------------
                      the Lien Law of the State of New York
                      -------------------------------------

                                 (See Attached)

                                    EXHIBIT D

                         Form of Architect's Certificate
                         -------------------------------

                            [LETTERHEAD OF ARCHITECT]

                                                Dated:_____________

Key Corporate Capital Inc., as Agent
127 Public Square
Cleveland, Ohio 44114-1306
Attention:  Ms. Nancy A. Herman
            Vice President

      Re: Loans in the aggregate maximum amount of $49,125,000 to AH Battery Park Owner, LLC (the "BORROWER") for the construction of improvements (the "PROJECT") located at 445 North End Avenue, Battery Park City, New York, New York

Ladies and Gentlemen:

      The undersigned is the Architect for the above Project pursuant to that certain architect's agreement, dated __________________, 199_, with Brookdale Living Communities of New York-BPC, Inc. ("DEVELOPER"), the developer of the Project on behalf of the Borrower, a true copy of which agreement we deliver to you herewith (which agreement, together with any and all renewals, extensions and modifications thereof and all exhibits and addenda thereto is hereinafter referred to collectively as the "ARCHITECT'S AGREEMENT").

      In consideration of lenders ("LENDERS") for whom you are acting as Agent (the "AGENT") making mortgage loans ("LOANS") to the Borrower to finance the construction of the Project, we agree with respect to said Project that upon receipt of written notice from the Agent that the Borrower has defaulted under any of the loan documents, we shall continue to act as Architects for the Project, PROVIDED that the Agent and/or the Lenders agrees to pay all sums owed us as the Architects for work previously performed to the extent that the Borrower has not received construction Loans designated for payment of such work, and we as Architects shall be reimbursed in accordance with the provisions of the Architect's Agreement for services thereafter rendered on the Agent's behalf, PROVIDED that unless and until Lender requests that we continue performance under the Architect's Agreement as provided in the preceding clause, Lender shall not be liable for any of the obligations of Borrower to us under the Architect's Agreement.

      We further acknowledge and consent to the collateral assignment by the Borrower to the Agent of (i) all its rights under the Architect's Agreement and
(ii) all plans, specifications, drawings, renderings, and models related to the Project, to secure the Loans made by the Lenders to the Borrower in respect to the Project and any other obligations which may also be secured thereby.

      We advise you that we are not aware of any breach or default under the Architect's Agreement.

      We agree that whether or not the Borrower elects to continue the employment of us as Architects after the date hereof, the Agent shall hereafter succeed to, and have all of the rights of the Borrower in, said plans, specifications, drawings, renderings, and models (collectively, the "PLANS"), and, without limiting the generality of the foregoing, may use such materials to complete the Project.

      We hereby agree that we will not, without Lender=s prior written approval, agree to any alteration, modification, amendment to or release or discharge (in whole or in part) of the Architect's Agreement or the Plans, or waive or claim any waiver in respect of any provisions thereof, or perform any work pursuant to any "material" change order. A change order shall be deemed "material" if (a) it affects the value or use of the Project, or (b) it increases or decreases the costs of construction of the Project by more than $100,000 or (c) when added to other change orders not requiring the approval of Lender under clause (b) above, it increases or decreases the costs of construction of the Project by more than $1,000,000.

      The rights of the Agent hereunder shall extend to its successors and assigns (including any purchaser upon foreclosure of the mortgage securing the Borrower's Loans, any receiver in possession of the Project, and any corporation formed by or on behalf of any such person), and this letter also inures to the benefit of any guarantor of the Loans that undertakes, at the Agent's request, to complete the Project and perform the Borrower's obligations to the Agent and the Lenders in respect thereof.

      It shall not be necessary for you to acknowledge your agreement to the foregoing, as this letter is intended to constitute, upon delivery of a signed copy hereof, a binding obligation of the undersigned without the necessity of any such acknowledgment by you.

      The obligations of the undersigned hereunder may not be terminated without the prior written consent of the Agent. This letter shall bind the successors and assigns of the undersigned.

                                          Very truly yours,


                                          [NAME OF ARCHITECT]


                                          By:   ______________________________
                                                Name:
                                                Title:

                                   EXHIBIT E
                                   ---------

                             Developer's Certificate
                             -----------------------

Brookdale Living Communities of New York-BPC, Inc., a Delaware corporation ("Developer"), hereby represents and warrants to AH Battery Park Owner, LLC, an Ohio limited liability company ("Borrower"), and Key Corporate Capital Inc., Fleet National Bank and European American Bank (collectively, "Lender") that each of the representations and warranties contained in that certain Building Loan Agreement and that certain Soft Cost Loan Agreement (collectively, the "Loan Agreement") dated as of the date hereof by and between Borrower and Lender and each of the Loan Documents (as defined in the Loan Agreement) which relate to the Premises (as defined in the Loan Agreement) (specifically excluding any representations or warranties relating to Borrower or its member and/or affiliates) is true, correct and complete in all material respects. Notwithstanding the foregoing, if any of the aforementioned representations and/or warranties contained in the Loan Agreement and/or the Loan Documents are limited to the knowledge or best knowledge of Borrower, then such representations and/or warranties shall be limited to the knowledge or best knowledge, respectively, of Developer. Developer's obligations hereunder shall terminate (unless Developer or its affiliates have exercised its rights to acquire the Property or an interest in Borrower or its member) upon the earlier to occur of the (a) date upon which the Management Agreement (as defined in the Loan Agreement and the Development Agreement (as defined in the Loan Agreement) are terminated and (b) the date upon which the indebtedness evidenced by the Note (as defined in the Loan Agreement) is repaid; provided, however, any liability arising prior to such date shall not terminate. Notwithstanding anything to the contrary contained herein, in no event shall any officer, director, employee, member, manager, shareholder, incorporator or agent of Developer or Developer's affiliates be personally liable for any of Developer's obligations hereunder.

Dated: August   ,1999

                         DEVELOPER:

                         BROOKDALE LIVING COMMUNITIES OF NEW YORK-BPC,INC., a Delaware corporation

                         By:
                             -----------------------------------------
                         Name:
                             -----------------------------------------
                         Its:
                             -----------------------------------------

                                    EXHIBIT F
                                    ---------

                       Occupancy Schedule/Pro Forma Rental
                       -----------------------------------


Minimum Occupancy Levels
------------------------

Quarter 2 following Substantial Completion:           43.75%
Quarter 3 following Substantial Completion:           55.13%
Quarter 4 following Substantial Completion:           65.63%
Quarter 5 following Substantial Completion:           76.13%
Quarter 6 following Substantial Completion:           83.13%
Quarters 7-10 following Substantial Completion: 83.13%



Pro Forma Rentals
-----------------

                                   MONTHLY FEE    ANNUAL FEE       TOTAL
UNIT MIX       IL.    # OF UNITS    (PER UNIT)    (PER UNIT)    ANNUAL FEE
--------       ---    ----------   -----------    ----------    ----------

Studio         IL         24         $3,750         $45,000    $ 1,080,000
One Bedroom    IL        126         $4,550         $54,600    $ 6,879,600
Two Bedroom    IL         48         $5,150         $61,800    $ 2,966,400
Studio         AL         19         $4,250         $51,000    $   969,000
One Bedroom    AL          1         $5,050         $60,600    $    60,600

                         218         $4,570         $54,842    $11,955,600